MFS [RegTM]/Sun Life Series Trust

ANNUAL REPORT o December 31, 1999













Capital Opportunities Series
Equity Income Series
International Growth Series
Massachusetts Investors Growth Stock Series
New Discovery Series
Research Growth and Income Series
Research International Series
Strategic Growth Series
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MFS Original Research[RegTM]
Research has been central to investment management
at MFS since 1932, when we created
one of the first in-house research                 [Circular Graphic with words:
departments in the mutual fund                      ORIGINAL RESEARCH MAKES A
industry. Original Research[SM] at                  DIFFERENCE
MFS is more than just crunching                     MFS[SM]]
numbers and creating economic
models: it's getting to know each
security and each company personally.




          NOT FDIC INSURED       MAY LOSE VALUE       NO BANK GUARANTEE

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Letter from the President

Dear Contract Owners,

One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o Having a plan and sticking to it: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o Diversification: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o Good in a down market: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few managed portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS Original Research[RegTM]: The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o Good performance at an acceptable level of risk: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios helps make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and Sun Life, and welcome any questions or comments you may have.

Respectfully,

[Signature of C. James Prieur]

C. James Prieur
President of the MFS[RegTM]/Sun Life Series Trust

January 15, 2000

Investments in variable annuities will fluctuate and may be worth more or less upon redemption.

Variable annuities are designed for long-term retirement investing; please see your financial consultant for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Management Review and Outlook

Capital Opportunities Series

For the 12 months ended December 31, 1999, the Series provided a total return of 47.65%, which compares to a return of 41.65% for the average capital appreciation portfolio tracked by Lipper Analytical Services, Inc., an independent firm that reports performance. The Series' return also compares to a 21.04% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. The Series' performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

The Series' wireless communications stocks provided exceptionally strong performance. Included in this group were some of our largest holdings, such as Nextel in the United States, Mannesmann in Germany, Bouygues in France, and NTT Mobile Communications Network in Japan. Wireless stocks moved to the forefront of the market due to their higher-than-expected subscriber growth. In addition, many of these wireless communications service providers either started to offer or were on the cusp of offering data transmission. The prospect of customers accessing e-mail or the Internet over wireless handsets helped make these companies even more attractive.

Telecommunications and cable equipment providers also fared well due to continued strong infrastructure spending. In this area, holdings such as General Instruments, Motorola, and Corning were excellent performers.

Over the period, we also have liked technology, especially semiconductor and software stocks. On the semiconductor side, LSI Logic and Analog Devices were two companies that were


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boosted by an industry rebound that followed signs of an economic recovery in
Asia. In addition, wireless communications equipment manufacturers had a steady appetite for the computer chips that enable their products. Many software stocks rebounded from difficulties they faced earlier in 1999 brought on by concerns that revenues would stagnate as companies cut back on software spending in preparation for potential year 2000 (Y2K) computer problems. However, many software companies proved resilient as Y2K approached, meeting or beating earnings expectations. As a result, investor sentiment toward them became more positive because of a better outlook for next year. We've recently added to the portfolio's investment in Microsoft. While its share price was beaten down in anticipation of the company's antitrust lawsuit, Microsoft has a solid new product line on deck for 2000, as well as a long history of strong performance. As a result, we believe it won't be long before the company resumes its preeminent position.

It is important to note that even though stocks of Internet companies have skyrocketed due to incredible market momentum, we don't make investment decisions by following trends. Stocks are chosen for the Series based on the value we feel they offer and on thorough fundamental research into their prospects. Although Internet stock prices have climbed, many of these companies have never posted any earnings. As a result, it's nearly impossible to figure out how to appropriately value the stocks based on fundamental analysis or traditional research techniques. In addition, we've found that "dot.com" companies, particularly those that cater exclusively to consumers, have very questionable business models. If those businesses can't be sustained, then we believe the stocks should plummet just as quickly as they have risen.

This doesn't mean we haven't sought investment opportunities that are a play on the Internet theme. To the contrary, we've found many opportunities in companies that are involved in the explosive growth of this new tool, but with what we see as much sounder business fundamentals and quantifiable valuations. For example, the Series owns stocks of companies that provide the networking infrastructure for the Internet, such as Cisco Systems, as well as radio broadcasting firms such as Infinity Broadcasting which have benefited from all the "dot.com" advertising.

For most of this year, we've seen a two-tiered, momentum-based stock market. Technology and wireless communications stocks enjoyed substantial gains, but stocks in many other sectors languished at low valuations despite positive fundamentals. With this backdrop, we've continued to pursue our basic investment approach: looking for companies that we feel offer solid earnings growth whose stocks are selling at reasonable prices relative to alternatives within their sectors. While some of our investments have struggled a bit in this market environment, we remain comfortable with the long-term fundamentals they offer.

Oil services was one area that was attractive to me. Rising oil prices bolstered the performance of domestic oil services concerns such as Schlumberger and Cooper Cameron. We believe that even if we see the price of oil soften from time to time, the prospects for this group should remain positive over the next couple of years. We also turned some of our focus to supermarkets, including Kroger, a strong player in an industry experiencing considerable consolidation activity. Although supermarkets have generally suffered from fears related to Wal-Mart's plan to offer groceries and from hype regarding Internet-based grocery sales, we feel these fears are generally overblown and will subside. Another sector that caught my eye was insurance, including our investment in Lincoln National. For most of the period, insurance stocks were hurt by rising interest rates and regulatory concerns. That changed in the fourth quarter of 1999, when the U.S. Congress passed legislation eliminating many of the barriers that had existed among banks, insurance companies, brokerages, and other financial services companies. Insurance companies like Lincoln National rebounded because the market recognized their attractiveness as acquisition candidates for banks or other firms.

A few stocks did disappoint during the past year. The first was Rite-Aid, the drug store chain. Not only did this company overextend itself by trying to make too many acquisitions in too short a time period, but it's also suspected of committing accounting fraud. This holding was eliminated from the Series. Another example came from Office Depot in the retail industry. Its stock faltered because investors became concerned that the office supplies industry had become saturated with too many alternatives. However, we feel the prospects for the company remain solid, so the Series still owns a small stake in it.

For investors who focus on company fundamentals, the market has been hard to understand. It has been driven by momentum and speculation instead of the historically proven method of analyzing a company's business prospects and how they relate to the valuation of its stock. The main question at this point is: how sustainable is the current market environment? There is no easy answer, so we will continue to pursue my approach of looking for companies offering positive earnings growth whose stocks are selling at what we believe are reasonable valuations.

Equity Income Series

For the 12 months ended December 31, 1999, the Series provided a total return of 7.05%, which compares to a 4.52% return for the average equity income portfolio tracked by Lipper Analytical Services, Inc. and 21.04% for the S&P
500. The Series' performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

The market remained dominated by highly volatile and expensive large-cap growth companies, in particular, technology stocks during most of the year. Due to the Series' primary focus on less volatile companies with attractive valuations relative to earnings and sales, we've historically been underweighted in the technology sector. While our performance relative to the S&P 500 was hurt by our underweighting in technology, the Series performed well relative to other equity income portfolios. Holdings in energy, media companies, and a number of telephone and gas utilities helped the Series outperform the average equity income portfolio during the period.

In keeping with the Series' focus on high-quality companies with attractive valuations, we increased the portfolio's weightings in energy stocks during the period. Coming off a severe downturn following the global financial crisis in the fall of 1998, energy prices appeared poised for a rebound due to an increase in global economic activity. In response, we increased the Series' exposure across a wide range of energy companies, including ExxonMobil, Royal Dutch Petroleum Co., Noble Drilling, Halliburton, and Total Fina. Our early prediction of a rebound in oil prices and a recovery in the energy sector due to an improving industry outlook turned out to be beneficial to performance.

We also increased the Series' foreign stock holdings during the period for a couple of reasons. In general, from a risk/reward perspective, it seemed prudent to diversify part of the portfolio


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into certain foreign stocks that we feel exhibited comparable growth prospects and more reasonable valuations relative to U.S. stocks. Second, many overseas markets were beginning to show signs of improving business fundamentals. Many foreign markets came roaring back in 1999 -- due to a pick up in business activity, a robust mergers and acquisitions environment, and attractive stock valuations -- and the Series benefited from holdings in Akzo Nobel, a Dutch chemical and pharmaceutical company, and Japanese holdings such as Hitachi and Nippon Telegraph & Telephone.

Two of the largest industry weightings for the Series were in financial services and utilities. In general, these sectors posted mixed results and lagged the S&P 500 Index in an increasing interest-rate environment. However, we see attractive opportunities in both industries. We feel the life insurance industry appears positioned to benefit from the possibility of continued consolidation and the property and casualty insurance group seems poised to rebound due to its improving ability to raise prices, which could ultimately help earnings and profits. In the utility sector, I was generally bullish on gas and telephone stocks, which worked out well for the Series due to consolidation and strong earnings results. In addition, we think the relatively weak performance of these industries versus the S&P 500 Index over the past year has made these stocks even more attractive on a valuation basis.

Our investment decisions generally come down to four variables: earnings, valuations, business fundamentals, and risk. Overall, we believe the earnings outlook appears pretty good for U.S. businesses. Stock valuations, with the exception of technology and telecommunications companies, are not that high from a historical standpoint given the fact that the majority of stocks on the New York Stock Exchange posted negative results during the past year. In my view, business and financial conditions also appear generally positive. While the possibility of an interest-rate increase by the Federal Reserve Board seems likely in the near term, we feel there is little reason to expect an overall slowdown in economic growth. Consumer confidence has been high and our outlook for continued strength in consumer and business spending appears favorable, which could help future earnings and stock performance.

Nevertheless, the market is not without risks. We think the level of speculation in technology stocks is clearly excessive as valuations for many stocks have become increasingly difficult to justify and the prospects of higher interest rates could put these expensive growth stocks at more risk. As a result, while the Series' value-oriented approach to stock picking put it at a disadvantage to the S&P 500 Index during the past year, we think the current market environment appears to be advantageous toward value stocks.

International Growth Series

For the 12 months ended December 31, 1999, the Series provided a total return of 35.24%, which compares to a 27.30% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component. The return also compares to a return of 37.83% for the Lipper International Index. The Lipper indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends. The Series' performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

The market environment was supportive, as the global economic recovery continued. Instead of merely achieving positive gains within the very largest companies, markets worldwide broadened to include some of the smaller- and mid-capitalization stocks found in our portfolio. Dollar-based investors in foreign stocks benefited from the fact that the strengthening of the yen more than offset the continued weakness of the euro. A stronger yen helped magnify the returns of the portfolio's Japanese investments when translated back into dollars. Relative to the MSCI EAFE Index, the portfolio's performance was helped by an overweighted position in telecommunications stocks and an underweighted position in the financial services sector.

Perhaps the most significant change -- both in terms of the make-up of the portfolio and contribution to performance -- was our increase in telecommunications investments, which increased from about 14% of portfolio assets six months ago to about 25% at the end of December.

Wireless communications companies made up the lion's share of this position. Within the industry, subscriber growth was higher than expected. We believe revenues per customer stabilized because of the increased usage of wireless data transmission, halting the decline that had caused some concern. Among our larger investments and better performers were NTT Mobile Communications Network in Japan and Mannesmann in Germany.

The Series' technology weighting increased from about 9% six months ago to about 16% at the end of the period, an overweighted position relative to the MSCI EAFE Index. Most of the new or increased positions were in Japanese large-company stocks, including Hitachi, Fujitsu, and Toshiba. Not only have these firms benefited from strong positions within their particular industries, but also from significant restructuring programs. For some time, well-established Japanese companies were undermanaged, overextended, and involved in too many businesses that didn't produce results. More recently, the companies have started to sell off unprofitable businesses, choosing instead to focus on their strengths. By doing so, we feel the companies could dramatically enhance their growth rates. These stocks did very well over the past six months because investors have started to recognize and appreciate these efforts.

The semiconductor industry was another component of the technology sector that fared well, in particular those computer chip firms that satisfy the needs of the expanding telecommunications field. These businesses also benefited from a rebound brought on by the awakening of Asian economies. STMicroelectronics, a French semiconductor company, was one of our additions in this field.

We're coming off a number of years when financial services stocks -- and European banks in particular -- benefited from falling interest rates and improving asset quality. We believe that the situation has changed and the best is behind us, and that these stocks won't be able to sustain the above-average growth they've offered in recent years. As a result, we've looked for better opportunities elsewhere.

Nevertheless, financial services stocks still represent about 14% of the portfolio, down from over 20% six months ago and below that of the MSCI EAFE Index weighting. We were able to find


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what we think are particular opportunities in Singapore banks, including
Development Bank of Singapore (DBS) and Overseas Union Bank. We believe the worst news regarding growth in Asia appears to be behind us, and these stocks were selling at appealing valuations at a time when they looked ready to benefit from improving asset quality.

Investors should remember that investments are chosen for the Series based on individual company prospects. Country or region weightings are strictly a byproduct of our bottom-up, company-by-company research. That said, Japan represented the largest country weighting at about 23%, up from 15% six months ago. This was still underweight relative to the MSCI EAFE Index. We were able to find more opportunities in Japan related to restructuring, as well as growth among companies that do their business domestically. The United Kingdom was second, and France was third, with investments there jumping from 11% six months ago to 14.4% at the end of December. New purchases included health care firms Sanofi-Synthelabo and Aventis (formerly Rhone-Poulenc).

The portfolio currently holds about 3% in emerging markets stocks, including investments in Greece and Mexico. Our attraction to individual companies in emerging markets also depends on our comfort with the stability of the individual country market. We found no compelling reason to highlight emerging market countries over the past six months.

One area that struggled was the European aerospace and defense industry, including our investments in Saab and British Aerospace. Problems among U.S. companies in this field brought down valuations for the whole group globally, even though there were no internal problems within the companies themselves. We've maintained investments in these stocks because we believe the companies' fundamentals appear strong.

We are increasingly optimistic about the corporate earnings outlook in both Japan and Europe, where we think the short-term driver of growth will be the continuing global economic recovery. Fiscal and monetary policies in those two regions have been supportive. While interest rates have backed up over the past year, they are still low on a historical level. The outlook for inflation is sanguine, so we're not particularly concerned about interest rates continuing to move higher.

Looking ahead, we think positive influences may include deregulation and corporate restructuring at the company level. A more shareholder-friendly equity culture is developing both in Europe and Japan. Management incentives have been aligned with shareholder goals, including stock option programs. Corporations have taken other steps, such as share buybacks that help improve shareholder value. These are very new developments within the European and Japanese markets, and are the same types of programs that have helped U.S. corporations beat earnings forecasts over the past decade regardless of the economic backdrop.

However, valuations in general have reached the high end of their historical range. That is, even though earnings growth has gone up, equity prices have gone up even more. Nevertheless, we feel that the outlook for both inflation and interest rates is positive. If corporate earnings growth continues to surprise on the upside, there should be plenty of investment opportunities abroad.

Massachusetts Investors Growth Stock Series

For the 12 months ended December 31, 1999, the Series provided a total return of 35.80%, which compares to a 29.27% return for the average growth portfolio tracked by Lipper Analytical Services, Inc. and 21.04% for the S&P 500. The Series' performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

Our holdings in the technology and entertainment sectors were major factors in our strong performance. This is a growth stock portfolio, so we focus on areas in which we've seen powerful global trends, and we try to invest in the companies that will benefit from those trends. When we look for growth industries today, technology is first on the list.

Even some of our top holdings in the entertainment industry, such as Time Warner, could be considered technology plays. We believe the prime driver of Time Warner's earnings in the next few years will be their cable business. The cable industry is on the cusp of a wonderful new product cycle in which they'll deliver Internet access, digital services, and telephone service to the home, and we think this could accelerate growth at Time Warner.

We're approaching investments in the Internet from a couple of directions. First, we believe the Internet is fundamentally changing everybody's business, and we're looking for companies that understand this and will try to profit from it. General Electric, for example, our third-largest holding, has an internal program called D.Y.O.B. -- Destroy Your Own Business. They're challenging executives to rethink their entire business strategies, in terms of using the Internet to lower the costs of manufacturing, distribution, and communications, and improve GE's connections with its customers.

We don't think the real opportunities over the next five years are going to be the Internet sites. We think the long-term beneficiaries of the Internet will be the companies that build its infrastructure. Every "dot.com" company needs infrastructure, even if the site itself ultimately fails. We believe top portfolio holdings like Sun Microsystems, a key manufacturer of the servers used to store all the information for the Internet, may be right in the crosshairs of the Internet explosion. Cisco Systems builds the plumbing for the Internet, the routers and switches that carry the data. Our research has led us to believe these companies and others like them exhibit the qualities we look for in a long-term investment: sustainable competitive advantage, quality management team, potential for high earnings growth, and reasonable stock valuation.

One of the things we look for in selecting stocks is situations where demand is growing faster than supply. In that respect, the wireless communications business has been on fire. Global demand for wireless phones has exceeded the ability of the producers to manufacture them. What's important is to determine who might benefit from that, and who could lose -- and that's where we feel our research team gives us an edge. The wireless handset manufacturers have not been able to get enough parts to make phones. When supplies are tight, the component suppliers ship to their tier-one companies first. They don't want to lose a Nokia or a Motorola as a customer, but they can afford to lose a third-level handset manufacturer. So the component shortage squeezes the smaller handset makers out of the business, and the bigger ones increase their share of the pie.

Globally, we own positions in cellular carriers such as Mannesmann AG in Germany, NTT Mobile Communications Network in Japan, and Sprint PCS in the United States. We also own shares of tier-one cellular phone manufacturers like Nokia in Finland, Ericsson in Sweden, and Motorola in the United States;


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and companies like Analog Devices that supply the phone manufacturers. So we're really soup to nuts in companies that we feel will profit from tremendous growth in the cellular phone business over the next few years. This is a case of our research analysts spotting a global trend and identifying which companies they think will be the beneficiaries.

You might think of our research process as looking for several points of view that all converge on a strong outlook for a given company. Take Corning for example. They are the world's largest producer of fiber-optic cable. Internet traffic is placing enormous demands on the global communications infrastructure, and the switch from traditional copper wire to fiber optics is one of the solutions. Corning dominates that business. So last summer we visited their headquarters in Corning, New York and interviewed the managements of all their divisions. The company projects demand for fiber-optic cable will outstrip supply over the next couple of years, and they're the only firm our research indicates has a new cable plant coming on line.

At the same time, our telecommunications analyst was noting that companies he covered were talking about spending a lot of money to upgrade systems to fiber optics, so we had corroborating evidence that demand for Corning's basic product was good. Our analysts in Europe were seeing the same trend, and Corning had won some big contracts in Europe. So all the evidence -- our telecom analyst, our European analysts, and our personal contact with the company's management -- converged on Corning as a company with a strong outlook, and therefore we decided it was a good choice for the portfolio.

We had been overweighted in the consumer-oriented, domestic, stable growth stocks that had been very successful for the past four years. In particular, we had held large positions in supermarkets, drugstore chains, and some financial companies that we felt had strong fundamentals. What happened during 1999 was a market rotation away from those kinds of stocks. Whereas the market had been favoring the "steady Eddies," the large, well-known companies with predictable earnings, investors began to perceive that those companies had become overvalued, and the cyclical companies, those that perform best in an expanding economy, came back into favor -- particularly in the technology sector.

In addition, there were some problems with big companies in areas that had previously been in favor. The stock price of Rite Aid, a drugstore company, plummeted on news of accounting irregularities. We sold Rite Aid out of the portfolio, but it dragged down the entire category, including CVS, a drugstore chain that we still believe has good fundamentals. Similarly, the supermarket category was affected by problems at Albertson's, a West Coast chain that had problems integrating another chain it had acquired. Although we did not hold Albertson's in the portfolio, their poor performance hurt our holdings in Safeway and Kroger.

So over the course of 1999, we've cut back on consumer-oriented holdings and significantly increased technology holdings. This has resulted in our overall technology weighting increasing from about 28% a year ago to over 39% at the end of the period. We believe technological developments like the Internet and wireless communications are powerful global trends with tremendous potential to continue to drive the market, as they did in the second half of 1999.

New Discovery Series

For the 12 months ended December 31, 1999, the Series provided a total return of 60.25%, which compares to a 33.42% return for the average small-cap portfolio tracked by Lipper Analytical Services, Inc. and 21.26% for the Russell 2000 Total Return Index (the Russell 2000). The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The Series' performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

As a group, small-company stocks began to come back strongly in the fourth quarter of 1999, after a period in which small-cap performance was overshadowed by that of larger caps, and in which the markets seemed to favor a very narrow group of stocks within the large-cap group. Technology in all of its forms, including semiconductors, software, and the Internet, spearheaded the comeback of small-cap stocks, and the Series' overweighting in technology contributed strongly to its outperformance relative to the index.

The performance of information technology services companies, particularly those related to the deployment of Internet-based applications, also came back strongly late in the year. Services companies had struggled for much of the year, reflecting investor fears about possible earnings shortfalls caused by the re-allocation of corporate budgets toward remediation of the Year 2000 computing problem. The Series is overweighted in these companies because we believe that, by and large, they have well-constructed business models and provide a good way to profit from the diffusion of technology throughout society. Holdings in this sector that performed strongly over the past six months include Technology Solutions, which designs and implements systems that help corporations to better manage their customer relations, and RSA Security, a leading provider of software that enables secure transactions over the Internet, as well as secure access to corporate computing networks.

One area that disappointed us during the period was health care. The Series is invested in several companies that provide new medical technologies and health care cost containment. Ordinarily, we would expect these to be good investments, because our population is aging while health care has become more technological and more costly. Unfortunately, reimbursement remained a problematic issue in 1999, with Medicare, one of the biggest health care payers, under pressure to cut costs. That negatively influenced the entire health care sector. We remain optimistic that holdings like Caremark, a relatively unknown company that provides prescription management to help health care providers control drug costs, will benefit once investor sentiment toward health care issues improves.

A company in the health care sector that performed very well this period, however, was Cytyc. The company produces a new, more effective Pap test that appears to be poised to dominate the U.S. market. Through our Original ResearchSM process, we uncovered this company very early in its history. As the company has overcome various hurdles, including FDA approval and acceptance by insurers, we have seen the stock price rise accordingly; in the second half of 1999, the price more than doubled on news of better-than-expected acceptance in initial trials in the Northeast, as well as acceptance for reimbursement by Aetna, a leading player in the health insurance industry.

Moving into 2000, we believe that small-cap stocks, as a group, present a compelling combination. Having recently been out of favor, we feel small caps are on average selling at lower valuations and possess greater growth prospects than large-cap companies.

Our overall strategy in the Series is to buy stock in young growth companies that are classified as small cap, which in today's environment we define as market caps beneath $1.5 billion. We buy shares in companies that we believe have qualities that will enable them to someday grow into big companies, namely: unique products and services; barriers to competition, to enable them to defend themselves against new entrants; and fundamental attributes which are the hallmarks of most good businesses, such as high profit margins, strong cash flow, and good management. What distinguishes our approach, we believe, is our heavy reliance on research, which hopefully enables us to take positions early in a company's life cycle. We try to select companies about which we have a high level of conviction, that we can own for several years with the prospect of their growing into bigger enterprises -- at which point we may sell them as they graduate to be mid cap or large cap.

A company which fits that description is PMC-Sierra. We began buying the stock at a time when a lot of people didn't want to look at PMC, because some of their historical, or legacy, businesses had matured and were experiencing decelerating growth and declining margins. But what was less apparent to someone taking a brief glance at PMC, and what our research pointed out, was their embryonic business providing integrated circuits to the communications environment--to companies like Cisco that today are putting the Internet in place. So we bought into this lesser-known company when its market capitalization was about $400 million. The stock has appreciated considerably, more than doubling in the past six months alone, and PMC has grown into a $10 billion company. In fact, PMC's market cap grew so large that we sold it out of the fund during the period. So our experience with PMC-Sierra is emblematic of what can happen when we do our job right.

Research Growth and Income Series

For the 12 months ended December 31, 1999, the Series provided a total return of 8.21%, which compares to returns of 13.78% for the average growth and income portfolio tracked by Lipper Analytical Services, Inc., and 21.04% for the S&P
500. The Series' performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

The Series is managed by a committee of more than 30 equity research analysts who survey a universe of about 1,300 stocks using a bottom-up approach. They look for companies that demonstrate strong predicted earnings growth, good current and potential market position, management strength, and product potential. The portfolio has the ability to diversify across all industry sectors and investment styles.

The Series' focus on companies with attractive valuations resulted in a considerable underweighting in what we believed to be expensive technology and telecommunications stocks, which hurt performance relative to the S&P 500. In addition, the equity market has been extremely narrow during the past year as a handful of large-cap technology stocks accounted for the majority of the index's total return. While the market has started to show signs of broadening, we believe the shift in market leadership to more reasonably valued equities will continue, and therefore create opportunities for the Series. For example, investors ignored most of financial services stocks during the period, despite their strong earnings growth and reasonable valuations. We believe it's only a matter of time before investors begin to take notice and, as a result, the Series may be well positioned to benefit from these opportunities.

While the Series generally remained underweighted in technology during the period, we recognized early on that the growth in Internet services and data traffic is likely to continue for some time. As a result, our goal is to find a way to participate in this exciting growth opportunity while trying to minimize the portfolio's exposure to the volatility of the technology sector. One of the ways that we accomplished this was to invest in market leaders such as Cisco, Sun Microsystems, Intel, Nortel, and Motorola. These companies have been contributors and beneficiaries of the demand for Internet, data, and wireless services because they provide the infrastructure for the Internet and telecommunications.

The Series maintained significant positions in software stocks, such as Microsoft and Oracle. Our software holdings hurt performance in the first quarter of this past year, but we stuck to our guns and held on to these positions because the long-term business outlook looked bright. Over the last six months, they've recovered nicely to provide a boost to performance due to increased demand for data storage and software products.

While a handful of stocks in the energy and basic materials sectors provided a boost to total return due to increasing commodity prices, these results were generally offset by mixed results in the financial services sector. Specifically, bank stocks suffered from weak investor sentiment and concerns about increasing interest rates on future earnings.

While the Series remained underweighted in health care stocks relative to the S&P 500, this sector also detracted from total return. Nursing homes, hospitals, HMOs, and pharmaceutical companies all were hurt by fears of Medicare reform and potential government price controls. Although the sector was weak overall, we managed to find some investments with compelling prospects. In our view, companies such as Guidant and Medtronic for example, have a number of new and existing products in their pipelines that could drive revenues and earnings growth higher. In the consumer staples and retailing sectors, stocks such as Nabisco, Safeway, and CVS were poor performers. Despite solid fundamental business and growth prospects, these companies suffered from generally downbeat industry outlooks and weak investor sentiment.

Electronics equipment conglomerate Tyco International, which historically has performed well for the Series, also turned out to be a disappointment. Its stock price plunged during the period after an analyst raised suspicions regarding the company's accounting of recent acquisitions. We've met with management a number of times and we continue to believe that its business fundamentals are strong. As a result, we decided to maintain our holding in the Series.

Looking ahead, while we expect market strength to continue to broaden into other sectors of the market, which could help the Series outperform, much of the market's fate rests on corporate earnings and the performance of the economy. While opinions range from total conviction in a new era of trouble-free prosperity, to a view that inflation is just around the corner and the market is in a classic asset bubble waiting to burst, we feel the truth most likely lies somewhere in the middle. Given this uncertain environment, we'll continue to concentrate on finding what we believe are high-quality companies that should provide favorable long-term earnings growth and performance.

Research International Series

For the 12 months ended December 31, 1999, the Series provided a total return of 54.94%, which compares to returns of 40.88% for the average international portfolio tracked by Lipper

Analytical Services, Inc., and 27.30% for the MSCI EAFE Index. The Series' performance includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges.

A combination of three factors drove the Series' strong performance. First, favorable stock picking among European telecommunications companies produced strong results. Second, our holdings in Japanese companies increased to approximately 29% of the portfolio's assets at the end of the period, and many of our Japanese holdings turned out to be some of the strongest performers in the international equity market.

In general, markets around the world staged an impressive comeback in 1999. The buying frenzy was particularly noticeable in technology and telecommunications stocks, which continued to benefit from the huge growth in Internet usage and excitement around new technologies that may drive further growth and innovation. The Series' holdings in technology and telecommunications equipment stocks such as Hitachi, Sony, and Ericsson produced significant gains. On the telecommunications services side, Japanese stocks such as Nippon Telegraph & Telephone, its subsidiary NTT Mobile Communications, contributed to total return. Outside Japan, holdings in British Telecom in the United Kingdom, Mannesmann in Germany, and China Telecom turned in exceptional performance. Unlike in the United States where we have distinct internet service providers
(ISPs) such as America Online, in other parts of the world telephone companies such as British Telecom are also the ISPs. Investors have flocked to these stocks in anticipation of continued growth in Internet usage overseas.

Other industries that contributed positively to performance were financial services, retailing and media. There has been a tremendous amount of corporate restructuring taking place by many Japanese companies in an effort to cut costs, sell off non-core assets, and renew their focus on improving bottom line earnings and profits. As a result, we like Japanese financial services companies such as Orix Corporation and Daiwa Securities, which both benefited significantly from renewed confidence in the Japanese market. Japanese discount retailer Fast Retailing enjoyed impressive earnings growth and the stock rallied dramatically in response to strong consumer confidence, which resulted in a surge in sales. Media companies benefited from the dramatic increase in advertising spending by Internet companies vying to differentiate themselves in an intensely competitive environment. Companies such as Television Francaise, a French television and entertainment company and Capital Radio, a British radio operator, were key beneficiaries.

The Series' holdings in industrial goods and services produced mixed results and a couple of our picks, such as British Aerospace and Saab turned out to be disappointments. We bought these stocks thinking they would benefit from consolidation in the aerospace and defense sector, but investor sentiment remained weak. While the Series maintained relatively small weightings in consumer staples and health care stocks, these sectors also posted mixed results. Early in the period, our feeling was that the recovery in Asia and Latin America would help consumer staples stocks, but most of the action was in the technology and telecommunications sectors, and stock prices staggered. As a result, despite positive business fundamentals and strong long-term earnings outlooks, many stocks in the health care and consumer staples sectors provided lackluster performance.

While stock markets in Asia and emerging market economies experienced dramatic recoveries last year, by historical standards, prices don't look lofty following the declines they experienced in 1997 and 1998. With year 2000 concerns behind us and equity valuations appearing relatively reasonable, we may look to capitalize on new opportunities in these regions.

While the Series' largest geographical weightings in Europe, Japan, and Asia produced strong performance last year, our outlook, which is based on fundamental company-by-company bottom-up research, remains optimistic about our holdings in these regions. In Japan, the restructuring efforts being undertaken by a number of Japanese companies are beginning to take effect. We see concrete business initiatives focused on cost cutting, innovation, and long-term strategic growth changing the way Japanese companies compete and do business. As a result, we are looking closely at these types of companies and anticipate continued growth in their earnings. While we recently found more attractive investment opportunities in Japan, we continue to like Europe because the earnings outlook is generally positive, especially in the technology and telecommunications sectors. In addition, the outlook for continued restructuring and consolidation of Europe could create new opportunities.


Strategic Growth Series

The Series, which commenced investment operations on October 29, 1999, seeks capital appreciation. It invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, bonds, warrants, or rights convertible into stock and depositary receipts for these securities, of companies that we believe offer superior prospects for growth.

Using MFS Original Research[RegTM], we look for four key attributes in selecting stocks for the portfolio. First, we want to see a high-quality business with high market share and a real value-added product or offering. Second, we look for strong growth and high profit margins. We seek not only high revenue growth, but also high revenue growth that is sustainable. Third, we look for a management that is both visionary and has the blocking-and-tackling ability to execute its strategy. Finally, to put all of these attributes within an investment perspective, we want to see a catalyst for earnings growth, like a compelling new product, promising geographic expansion, and/or lucrative acquisition potential. When we find a company that we think will sustain these strengths for at least three years, we consider adding its stock to the portfolio.

                       -----------------------------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

Performance Summary

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each Series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.)


Capital Opportunities Series

(For the period from the commencement of the Series' investment operations, June 3, 1996, through December 31, 1999. Index information is from June 1, 1996.)


[Line chart]

               Capital                  S&P 500
         Opportunity Series         Composite Index
6/96            10000                    10000
12/96           11010                    11211
12/97           14046                    14951
12/98           17834                    19224
12/99           26333                    23270

[End line chart]


Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                      1 Year         3 Years           Life*
--------------------------------------------------------------------------------
Cumulative Total Return               +47.65%        +139.17%        +163.33%
Average Annual Total Return           +47.65%         +33.73%         +31.08%

Comparative Indices++

                                            1 Year         3 Years        Life*
--------------------------------------------------------------------------------
Average capital appreciation portfolio+     +41.65%        +24.37%        +19.04%
Standard & Poor's 500 Composite Index#      +21.04%        +27.56%        +26.58%

 * For the period from the commencement of the Series' investment operations, June 3, 1996, through December 31, 1999. Index information is from June 1, 1996.
++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.


Equity Income Series

(For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1999. Index information is from May 1, 1998.)

[Line chart]

            Equity Income    S&P 500 Composite
                Series            Index
5/98            10000             10000
12/98           10500             11171
12/99           11240             13522

[End line chart]

Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                              1 Year                 Life*
--------------------------------------------------------------------------------
Cumulative Total Return                       +7.05%                 +12.40%
Average Annual Total Return                   +7.05%                  +7.32%


Comparative Indices++

                                              1 Year                 Life*
--------------------------------------------------------------------------------
Average equity income portfolio+               +4.52%                 +3.24%
Standard & Poor's 500 Composite Index#        +21.04%                +19.85%

 * For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1999. Index information is from May 1, 1998.
++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.

International Growth Series(1)

(For the period from the commencement of the Series' investment operations, June 3, 1996, through December 31, 1999. Index information is from June 1, 1996.)

[Line chart]

                     Lipper International                   MFS/Sun Life
                          Portfolios       MSCI EAFE        International
                            Index            Index          Growth Series
6/96                        10000            10000               10000
12/96                       10625            10221                9830
12/97                       11396            10432                9668
12/98                       12839            12553                9856
12/99                       17696            15979               13329

[End line chart]


Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                      1 Year         3 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return               +35.24%        +35.60%         +33.29%
Average Annual Total Return           +35.24%        +10.68%          +8.36%

Comparative Indices++

                                         1 Year         3 Years         Life*
--------------------------------------------------------------------------------
MSCI EAFE Index+                         +27.30%        +16.06%         +13.97%
Lipper International Portfolios Index+   +37.83%        +18.53%         +17.27%

 * For the period from the commencement of the Series' investment operations, June 3, 1996, through December 31, 1999. Index Information is from June 1, 1996.
++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.


Massachusetts Investors Growth Stock Series

(For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1999. Index information is from May 1, 1998.)

[Line chart]

                Massachusetts         S&P 500
              Investors Growth       Composite
                Stock Series          Index
5/98               10000              10000
12/98              12070              11171
12/99              16391              13522

[End line chart]


Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                      1 Year          Life*
--------------------------------------------------------------------------------
Cumulative Total Return               +35.80%         +63.91%
Average Annual Total Return           +35.80%         +34.80%

Comparative Indices++

                                                 1 Year         Life*
--------------------------------------------------------------------------------
Average growth portfolio+                        +29.27%        +21.41%
Standard & Poor's 500 Composite Index#           +21.04%        +19.85%

 * For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1999. Index information is from May 1, 1998.
++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.

New Discovery Series(2)

(For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1999. Index information is from May 1, 1998.)

[Begin Line chart]

             New Discovery       Russell 2000
                 Series       Total Return Index
5/98             10000               9461
12/98            10620               8806
12/99            17019              10678

[End line chart]


Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                      1 Year         Life*
--------------------------------------------------------------------------------
Cumulative Total Return               +60.25%        +70.19%
Average Annual Total Return           +60.25%        +37.90%


Comparative Indices++

                                      1 Year         Life*
--------------------------------------------------------------------------------
Average small cap portfolio+          +33.42%        +10.39%
Russell 2000 Total Return Index#      +21.26%         +4.01%

 * For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1999. Index information is from May 1, 1998.
++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.


Research Growth and Income Series

(For the period from the commencement of the Series' investment operations, May 13, 1997, through December 31, 1999. Index information is from May 1, 1997.)

[Begin Line Chart]

                  Research           S&P 500
              Growth and Income     Composite
                    Series            Index
5/97                10000             10000
12/97               11020             12256
12/98               13459             15759
12/99               14564             19075

[End line chart]


Average Annual and Cumulative Total Rates of
Return through December 31, 1999

                                      1 Year         Life*
--------------------------------------------------------------------------------
Cumulative Total Return               +8.21%         +45.64%
Average Annual Total Return           +8.21%         +15.33%


Comparative Indices++

                                                 1 Year         Life*
--------------------------------------------------------------------------------
Average growth & income portfolio+         +13.78%         18.24%
Standard & Poor's 500 Composite Index#     +21.04%        +27.40%

 * For the period from the commencement of the Series' investment operations, May 13, 1997, through December 31, 1999. Index Information is from May 1, 1997.
++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.

Research International Series(1)

(For the period from the commencement of the Series' investment operations, May 6, 1998 through December 31, 1999. Index information is from May 1, 1998.)

[Begin line chart]

            Research International    MSCI EAFE
                   Series               Index
5/98               10000                10000
12/98               9420                10399
12/99              14595                13237

[End line chart]


Average Annual and Cumulative Total Rates of
Return as of December 31, 1999

                                      1 Year         Life*
--------------------------------------------------------------------------------
Cumulative Total Return               +54.94%        +45.95%
Average Annual Total Return           +54.94%        +25.67%


Comparative Indices++

                                      1 Year         Life*
--------------------------------------------------------------------------------
Average international portfolio+      +40.88%        +20.32%
MSCI EAFE Index#                      +27.30%        +18.33%

 * For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1999. Index information is from May 1, 1998.
++ Average annual rates of return.
 + Source: Lipper Analytical Services, Inc.
 # Source: Standard & Poor's Micropal, Inc.



(1) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. Please see the prospectus for details.

(2) Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase unit price volatility. Please see the prospectus for details.


NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the Series' annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts

Portfolio of Investments -- December 31, 1999
Capital Opportunities Series
Stocks -- 97.2%


Issuer                                             Shares              Value
U.S. Stocks -- 70.5%
Advertising -- 0.6%
Young & Rubicam, Inc. ...................           34,800         $  2,462,100
                                                                   ------------
Aerospace -- 0.5%
Honeywell International, Inc. ...........           33,825         $  1,951,280
                                                                   ------------
Banks and Credit Companies -- 0.9%
Chase Manhattan Corp. ...................           26,800         $  2,082,025
Providian Financial Corp. ...............           20,200            1,839,463
                                                                   ------------
                                                                   $  3,921,488
                                                                   ------------
Business Machines -- 0.7%
Seagate Technology, Inc.* ...............            8,900         $    414,406
Texas Instruments, Inc. .................           27,400            2,654,375
                                                                   ------------
                                                                   $  3,068,781
                                                                   ------------
Business Services -- 0.7%
Adelphia Business Solutions* ............           59,600         $  2,860,800
                                                                   ------------
Cellular Telephones -- 1.3%
Sprint Corp. (PCS Group)* ...............           54,700         $  5,606,750
                                                                   ------------
Computer Hardware -- Systems -- 0.6%
Dell Computer Corp.* ....................           55,100         $  2,810,100
                                                                   ------------
Computer Software Personal
  Computers -- 3.2%
Microsoft Corp.* ........................          119,200         $ 13,916,600
                                                                   ------------
Computer Software -- Services -- 0.5%
EMC Corp.* ..............................           21,800         $  2,381,650
                                                                   ------------
Computer Software -- Systems -- 5.2%
Ariba, Inc.* ............................            2,500         $    443,438
BMC Software, Inc.* .....................           63,800            5,100,012
Computer Associates International,
  Inc. ..................................           37,300            2,608,669
Computer Network Technology
  Corp.* ................................            6,100              139,919
Compuware Corp.* ........................           87,700            3,266,825
Etec Systems, Inc.* .....................           45,850            2,057,519
Oracle Corp.* ...........................           42,100            4,717,831
Unisys Corp.* ...........................           57,800            1,845,987
VERITAS Software Corp.* .................           18,600            2,662,125
                                                                   ------------
                                                                   $ 22,842,325
                                                                   ------------
Conglomerates -- 2.1%
Tyco International Ltd. .................          237,052         $  9,215,396
                                                                   ------------
Electronics -- 4.4%
Altera Corp.* ...........................           36,200         $  1,794,162
Analog Devices, Inc.* ...................           54,980            5,113,140
Intel Corp. .............................            9,500              781,969
Lam Research Corp.* .....................            8,800              981,750
LSI Logic Corp.* ........................           60,000            4,050,000
Novellus Systems, Inc.* .................           23,900            2,928,497
Teradyne, Inc.* .........................           54,300            3,583,800
                                                                   ------------
                                                                   $ 19,233,318
                                                                   ------------
Entertainment -- 6.6%
CBS Corp.* ..............................           69,600         $  4,450,050
Comcast Corp., "A" ......................           48,100            2,432,056
Harrah's Entertainment, Inc.* ...........          137,164            3,626,273
Hearst-Argyle Television, Inc.* .........           81,300            2,164,613
Infinity Broadcasting Corp.* ............          286,125           10,354,148
MediaOne Group, Inc.* ...................           28,400            2,181,475
Time Warner, Inc. .......................           52,200            3,781,238
                                                                   ------------
                                                                   $ 28,989,853
                                                                   ------------

Issuer                                             Shares              Value
U.S. Stocks -- continued
Financial Institutions -- 1.8%
Associates First Capital Corp., "A" .....           64,900         $  1,780,694
Citigroup, Inc. .........................           48,350            2,686,447
Federal Home Loan Mortgage Corp. ........           44,200            2,080,162
Merrill Lynch & Co., Inc. ...............           13,000            1,085,500
                                                                   ------------
                                                                   $  7,632,803
                                                                   ------------
Financial Services -- 0.9%
AXA Financial, Inc. .....................          114,300         $  3,871,913
                                                                   ------------
Forest and Paper Products -- 1.3%
Bowater, Inc. ...........................           42,500         $  2,308,281
Jefferson Smurfit Corp. .................          676,500            2,025,671
Weyerhaeuser Co. ........................           21,000            1,508,063
                                                                   ------------
                                                                   $  5,842,015
                                                                   ------------
Insurance -- 2.0%
Hartford Financial Services Group,
  Inc. ..................................           72,330         $  3,426,634
Hartford Life, Inc., "A" ................           13,300              585,200
Lincoln National Corp. ..................          107,400            4,296,000
Travelers Property Casualty Corp. .......            5,700              195,225
                                                                   ------------
                                                                   $  8,503,059
                                                                   ------------
Internet -- 0.1%
FreeMarkets, Inc.* ......................              150         $     51,197
Phone.com, Inc.* ........................            4,200              486,937
                                                                   ------------
                                                                   $    538,134
                                                                   ------------
Machinery -- 0.1%
Ingersoll Rand Co. ......................            8,100         $    446,006
                                                                   ------------
Medical and Health Products -- 2.2%
American Home Products Corp. ............           65,900         $  2,598,931
Bausch & Lomb, Inc. .....................           16,500            1,129,219
Boston Scientific Corp.* ................          140,300            3,069,062
Pharmacia & Upjohn, Inc. ................           62,600            2,817,000
                                                                   ------------
                                                                   $  9,614,212
                                                                   ------------
Oil Services -- 3.8%
Baker Hughes, Inc. ......................          186,200         $  3,921,837
BJ Services Co.* ........................           46,900            1,961,006
Cooper Cameron Corp.* ...................           48,500            2,373,469
Halliburton Co. .........................           31,600            1,271,900
Noble Drilling Corp.* ...................           86,900            2,845,975
Schlumberger Ltd. .......................           21,900            1,231,875
Weatherford International, Inc.* ........           73,100            2,919,431
                                                                   ------------
                                                                   $ 16,525,493
                                                                   ------------
Oils -- 3.0%
Apache Corp. ............................           28,600         $  1,056,413
Coastal Corp. ...........................           69,400            2,459,363
Conoco, Inc. ............................          120,700            3,002,412
Conoco, Inc., "A" .......................           76,300            1,888,425
EOG Resources, Inc. .....................          169,300            2,973,331
Transocean Sedco Forex, Inc. ............           47,023            1,584,087
                                                                   ------------
                                                                   $ 12,964,031
                                                                   ------------
Photographic Products -- 0.2%
Polaroid Corp. ..........................           54,500         $  1,025,281
                                                                   ------------
Printing and Publishing -- 0.9%
Meredith Corp. ..........................           33,000         $  1,375,688
Tribune Co. .............................           47,000            2,587,937
                                                                   ------------
                                                                   $  3,963,625
                                                                   ------------

12-COS

Issuer                                             Shares              Value
U.S. Stocks -- continued
Railroads -- 0.4%
Kansas City Southern Industries, Inc. ...           24,500         $  1,828,313
                                                                   ------------
Stores -- 2.2%
Costco Wholesale Corp.* .................           19,300         $  1,761,125
CVS Corp. ...............................           65,900            2,631,881
Office Depot, Inc.* .....................          142,400            1,557,500
Tandy Corp. .............................           48,600            2,390,513
TJX Cos., Inc. ..........................           82,100            1,677,919
                                                                   ------------
                                                                   $ 10,218,819
                                                                   ------------
Supermarkets -- 2.1%
Kroger Co.* .............................          327,500         $  6,181,562
Safeway, Inc.* ..........................           89,200            3,172,175
                                                                   ------------
                                                                   $  9,353,737
                                                                   ------------
Telecommunications -- 17.5%
Amdocs Ltd.* ............................           26,100         $    900,450
Ancor Communications, Inc.* .............           15,050            1,021,519
ANTEC Corp.* ............................           84,300            3,076,950
AT&T Corp. ..............................           69,400            3,522,050
BroadWing, Inc.* ........................          135,100            4,981,812
California Amplifier, Inc.* .............           13,300              349,956
CenturyTel, Inc. ........................           14,900              705,888
Cisco Systems, Inc.* ....................           52,500            5,624,062
Corning, Inc. ...........................           71,300            9,193,244
EchoStar Communications Corp.* ..........            8,500              828,750
General Instrument Corp.* ...............           53,600            4,556,000
GTE Corp. ...............................           27,200            1,919,300
Insight Communications, Inc.* ...........           30,000              888,750
Level 3 Communications, Inc.* ...........           22,100            1,809,438
MCI WorldCom, Inc.* .....................          124,800            6,622,200
Metromedia Fiber Network, Inc.,
  "A"* ..................................           58,040            2,782,292
Motorola, Inc. ..........................           38,300            5,639,675
NEXTEL Communications, Inc.* ............           33,600            3,465,000
Nortel Networks Corp. ...................           26,400            2,666,400
NTL, Inc.* ..............................           52,275            6,521,306
Tellabs, Inc.* ..........................           13,600              872,950
Tritel, Inc.* ...........................            1,200               38,025
UnitedGlobalCom, Inc.* ..................           52,200            3,686,625
Viatel, Inc.* ...........................            8,700              466,538
Western Wireless Corp.* .................            5,600              373,800
Williams Communications Group,
  Inc.* .................................           40,700            1,177,756
Winstar Communications, Inc.* ...........           33,900            2,550,975
Z-Tel Technologies, Inc.* ...............              940               37,953
                                                                   ------------
                                                                   $ 76,279,664
                                                                   ------------
Transportation -- 0.2%
Union Pacific Corp. .....................           22,100         $    964,113
                                                                   ------------
Utilities -- Electric -- 2.9%
AES Corp.* ..............................           82,500         $  6,166,875
Calpine Corp.* ..........................           50,300            3,219,200
CMS Energy Corp. ........................          106,100            3,308,994
                                                                   ------------
                                                                   $ 12,695,069
                                                                   ------------
Utilities -- Gas -- 1.6%
Enron Corp. .............................           81,700         $  3,625,438
Williams Cos., Inc. .....................          103,600            3,166,275
                                                                   ------------
                                                                   $  6,791,713
                                                                   ------------
  Total U.S. Stocks ..........................................     $308,118,560
                                                                   ------------

Issuer                                             Shares              Value
Foreign Stocks -- 26.7%
Australia -- 0.5%
Cable & Wireless Optus
  (Telecommunications) ..................          620,400         $  2,064,277
                                                                   ------------
Bermuda -- 0.8%
Global Crossing Ltd.
  (Telecommunications)* .................           39,200         $  1,960,000
RSL Communications, Ltd.
  (Telecommunications)* .................           85,900            1,471,037
                                                                   ------------
                                                                   $  3,431,037
                                                                   ------------
Canada -- 2.7%
Abitibi-Consolidated, Inc. (Forest
  and Paper Products) ...................          153,200         $  1,819,250
AT&T Canada, Inc.
  (Telecommunications)* .................           80,400            3,236,100
Canadian National Railway Co.
  (Railroads) ...........................           55,500            1,460,344
Seagrams Ltd. (Conglomerates) ...........           44,900            2,017,693
Telesystem International Wireless,
  Inc. (Telecommunications)* ............           89,000            3,315,250
                                                                   ------------
                                                                   $ 11,848,637
                                                                   ------------
Finland -- 2.6%
HPY Holding -- HTF Holding Oyj
  Abp (Telecommunications)* .............           37,500         $  1,406,793
Nokia Corp., ADR
  (Telecommunications) ..................           29,600            5,624,000
Sonera Oyj (Telecommunications) .........           63,200            4,331,296
                                                                   ------------
                                                                   $ 11,362,089
                                                                   ------------
France -- 2.3%
Bouygues S.A.
  (Telecommunications) ..................            5,177         $  3,289,881
STMicroelectronics Co.
  (Electronics)* ........................           16,625            2,558,336
Vivendi (Business Services) .............           49,800            4,496,269
                                                                   ------------
                                                                   $ 10,344,486
                                                                   ------------
Germany -- 3.0%
Deutsche Telekom AG (Utilities-
  Telephone), * .........................           13,200         $    939,866
Freenet.de AG (Internet)* ...............              260               28,751
Mannesmann AG (Conglomerate) ............           41,900           10,106,299
MobilCom AG (Cellular Telephones)                   20,800            1,780,553
PrimaCom AG (Entertainment)* ............            3,900              236,447
                                                                   ------------
                                                                   $ 13,091,916
                                                                   ------------
Greece -- 0.6%
Panafon S.A. (Telecommunications)*                 207,870         $  2,792,331
                                                                   ------------
Hong Kong -- 0.5%
China Telecom Ltd.
  (Telecommunications) ..................          328,000         $  2,046,571
                                                                   ------------
Israel -- 1.0%
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones) .............          167,250         $  4,327,594
                                                                   ------------
Italy -- 2.5%
Telecom Italia Mobile S.p.A.
  (Telecommunications) ..................          725,800         $  8,106,271
Telecom Italia S.p.A.
  (Telecommunications) ..................          200,700            2,829,750
                                                                   ------------
                                                                   $ 10,936,021
                                                                   ------------
Japan -- 3.0%
Fast Retailing Co. (Retail) .............            2,600         $  1,058,524
Hitachi Ltd. (Electronics) ..............          214,000            3,434,723
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ..............              159            2,723,135

                                                                          13-COS

Issuer                                             Shares              Value
Foreign Stocks -- continued
Japan -- continued
NTT Mobile Communications
  Network, Inc. (Telecommunications)                   135         $  5,192,308
SOFTBANK CORP. (Internet) ................             600              574,281
                                                                   ------------
                                                                   $ 12,982,971
                                                                   ------------
Netherlands -- 3.0%
Equant N.V. (Computer Software --
   Services)* ............................          22,530         $  2,557,159
KPN N.V. (Telecommunications)* ...........          16,925            1,651,677
Libertel N.V. (Cellular Telephones)* .....         159,900            4,186,917
United Pan -- Europe
  Communications N.V.
  (Telecommunications and Cable)* ........          38,600            4,937,006
                                                                   ------------
                                                                   $ 13,332,759
                                                                   ------------
Singapore -- 0.5%
Asia Pulp & Paper Co. Ltd., ADR
  (Consumer Goods and Services)*                   211,500         $  1,665,563
Chartered Semiconductor
  Manufacturing Co., ADR
  (Electronics)* .........................           5,625              410,625
                                                                   ------------
                                                                   $  2,076,188
                                                                   ------------
Spain -- 0.8%
Jazztel PLC, ADR
  (Telecommunications)* ..................          55,530         $  3,616,391
                                                                   ------------
Sweden -- 1.5%
Ericsson LM, "B"
  (Telecommunications) ...................          65,300         $  4,204,721
Ericsson LM, ADR
  (Telecommunications) ...................           6,900              453,244
NetCom AB (Telecommunications)* ..........          26,300            1,851,371
                                                                   ------------
                                                                   $  6,509,336
                                                                   ------------
United Kingdom -- 1.4%
Cable & Wireless Communications
  PLC (Telecommunications)* ..............         124,100         $  1,773,072
COLT Telecom Group PLC
  (Telecommunications)* ..................          20,300            1,047,274
COLT Telecom Group PLC, ADR
  (Telecommunications)* ..................          10,200            2,080,800
NDS Group PLC, ADR (Internet)* ...........          33,770            1,029,985
Thus PLC (Internet)* .....................          27,550              173,882
                                                                   ------------
                                                                   $  6,105,013
                                                                   ------------
  Total Foreign Stocks ...................................         $116,867,617
                                                                   ------------
  Total Stocks (Identified Cost, $330,956,065) ...........         $424,986,177
                                                                   ------------
Convertible Preferred
  Stock -- 0.5%
Telecommunications -- 0.5%
UnitedGlobalCom, Inc., 7.00%##,
  (Identified Cost, $1,195,000) ..........          23,900         $  2,168,925
                                                                   ------------
Short-Term Obligation -- 1.7%
                                          Principal Amount
                                            (000 Omitted)
Federal Home Loan Bank, due
  1/03/00, at Amortized Cost .............         $ 7,400         $  7,399,445
                                                                   ------------
  Total Investments
    (Identified Cost, $339,550,510).......................         $434,554,547
                                                                   ------------
Other Assets,
  Less Liabilities -- 0.6%                                            2,649,756
                                                                   ------------
  Net Assets -- 100.0%                                             $437,204,303
                                                                   ------------

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments -- December 31, 1999
Equity Income Series
Stocks -- 88.4%

Issuer                                              Shares              Value
U.S. Stocks -- 70.4%
Aerospace -- 1.9%
Honeywell International, Inc. ..........             3,839          $   221,462
TRW, Inc. ..............................            10,689              555,160
                                                                    -----------
                                                                    $   776,622
                                                                    -----------
Banks and Credit Companies -- 2.6%
Bank America Corp. .....................             6,796          $   341,074
Bank of New York Co., Inc. .............             7,983              319,320
Bank One Corp. .........................             2,490               79,836
PNC Bank Corp. .........................             7,232              321,824
                                                                    -----------
                                                                    $ 1,062,054
                                                                    -----------
Business Machines -- 0.7%
International Business Machines
  Corp. ................................             2,690          $   290,520
                                                                    -----------
Chemicals -- 3.3%
Eastman Chemical Company ...............             4,400          $   209,825
Engelhard Corp. ........................            13,410              253,114
PPG Industries, Inc. ...................             6,284              393,142
Rohm & Haas Co. ........................            12,480              507,780
                                                                    -----------
                                                                    $ 1,363,861
                                                                    -----------
Conglomerates -- 1.3%
Eastern Enterprises Co. ................             9,318          $   535,203
                                                                    -----------
Construction -- 0.5%
Stone & Webster, Inc. ..................            13,031          $   219,084
                                                                    -----------
Consumer Goods and Services -- 1.1%
International Flavours .................            11,350          $   428,462
                                                                    -----------
Containers -- 0.4%
Owens Illinois, Inc.* ..................             7,132          $   178,746
                                                                    -----------
Electrical Equipment -- 1.0%
Emerson Electric Co. ...................             7,110          $   407,936
                                                                    -----------
Energy -- 0.3%
Sierra Pacific Resources ...............             8,032          $   139,054
                                                                    -----------
Entertainment -- 0.4%
Disney (Walt) Co. ......................             6,126          $   179,186
                                                                    -----------
Financial Institutions -- 1.6%
Edwards (A.G.), Inc. ...................            13,163          $   422,039
State Street Corp. .....................             2,980              217,726
                                                                    -----------
                                                                    $   639,765
                                                                    -----------
Financial Services -- 0.8%
Mellon Financial Corp. .................             9,970          $   339,603
                                                                    -----------
Food and Beverage Products -- 2.9%
Archer-Daniels-Midland Co. .............            30,930          $   376,959
Bestfoods Co. ..........................             3,006              158,003
Seagram Ltd. ...........................             6,665              299,925
Smucker (J. M.) Co. ....................            22,233              361,286
                                                                    -----------
                                                                    $ 1,196,173
                                                                    -----------
Forest and Paper Products -- 1.0%
Bowater, Inc. ..........................             5,004          $   271,780
Weyerhaeuser Co. .......................             1,896              136,156
                                                                    -----------
                                                                    $   407,936
                                                                    -----------
Insurance -- 10.6%
American International Group, Inc. .....             3,141          $   339,621
Aon Corp. ..............................            14,422              576,880
CIGNA Corp. ............................             5,436              437,938
Gallagher (Arthur J.) & Co. ............             9,134              591,426
Hartford Financial Services Group,
  Inc. .................................            10,870              514,966
Jefferson Pilot Corp. ..................             5,422              370,051
Lincoln National Corp. .................            12,577              503,080
ReliaStar Financial Corp. ..............            13,175              516,295

14-COS

Issuer                                                        Shares              Value
U.S. Stocks -- continued
Insurance -- continued
St. Paul Cos., Inc. ...............................           15,739          $   530,208
                                                                              -----------
                                                                              $ 4,380,465
                                                                              -----------
Machinery -- 1.9%
Deere & Co., Inc. .................................            9,810          $   425,509
Ingersoll Rand Co. ................................            6,600              363,412
                                                                              -----------
                                                                              $   788,921
                                                                              -----------
Medical and Health Products -- 1.7%
American Home Products Corp. ......................            7,155          $   282,175
Pharmacia & Upjohn, Inc. ..........................            8,832              397,440
                                                                              -----------
                                                                              $   679,615
                                                                              -----------
Oil Services -- 2.2%
Halliburton Co. ...................................            5,500          $   221,375
Noble Drilling Corp.* .............................            7,600              248,900
Valero Energy Corp. ...............................           22,020              437,647
                                                                              -----------
                                                                              $   907,922
                                                                              -----------
Oils -- 6.4%
Chevron Corp. .....................................            1,828          $   158,350
Coastal Corp. .....................................           12,925              458,030
Conoco, Inc. ......................................            4,414              109,798
Conoco, Inc., "A" .................................           12,861              318,310
Exxon Mobil Corp. .................................           11,786              949,510
Phillips Petroleum Co. ............................            6,973              327,731
Unocal Corp. ......................................            9,552              320,589
                                                                              -----------
                                                                              $ 2,642,318
                                                                              -----------
Photographic Products -- 0.1%
Polaroid Corp. ....................................            1,649          $    31,022
                                                                              -----------
Printing and Publishing -- 4.0%
Gannett Co., Inc. .................................            4,716          $   384,649
Meredith Corp. ....................................           10,618              442,638
New York Times Co. ................................            8,100              397,912
Tribune Co. .......................................            7,613              419,191
                                                                              -----------
                                                                              $ 1,644,390
                                                                              -----------
Railroads -- 0.3%
Burlington Northern Santa Fe
  Railway Co. .....................................            4,139          $   100,371
                                                                              -----------
Real Estate Investment Trusts -- 1.2%
CarrAmerica Realty Corp. ..........................            4,632          $    97,851
Equity Residential Properties Trust ...............            4,452              190,045
First Industrial Realty Trust, Inc. ...............            4,199              115,210
Kilroy Realty Corp. ...............................            3,832               84,304
                                                                              -----------
                                                                              $   487,410
                                                                              -----------
Supermarkets -- 0.8%
Kroger Co.* .......................................           18,073          $   341,128
                                                                              -----------
Telecommunications -- 5.3%
Bell Atlantic Corp. ...............................            7,392          $   455,070
GTE Corp. .........................................            7,643              539,309
Motorola, Inc. ....................................            3,663              539,377
SBC Communications, Inc. ..........................            9,297              453,229
Sprint Corp. ......................................            2,908              195,745
Winstar Communications, Inc.* .....................               58                4,364
                                                                              -----------
                                                                              $ 2,187,094
                                                                              -----------
Utilities -- Electric -- 7.9%
CTG Resources, Inc. ...............................            3,289          $   114,293
DQE, Inc. .........................................            5,563              192,619
Duke Energy Corp. .................................            6,142              307,868
Florida Progress Corp. ............................            7,149              302,492
GPU, Inc. .........................................            6,782              203,036
Keyspan Corp. .....................................            9,900              229,556
Niagara Mohawk Holdings, Inc. .....................           26,294              366,473


Issuer                                                        Shares              Value
U.S. Stocks -- continued
Utilities -- Electric -- continued
NSTAR Co. .........................................            9,543          $   386,491
Peco Energy Co. ...................................           11,482              398,999
Pinnacle West Capital Corp. .......................           12,204              372,985
Scana Corp. .......................................           14,132              379,798
                                                                              -----------
                                                                              $ 3,254,610
                                                                              -----------
Utilities -- Gas -- 8.2%
AGL Resources, Inc. ...............................           10,894          $   185,198
Berkshire Energy Resources ........................            7,409              259,315
Columbia Energy Group .............................            5,400              341,550
Connecticut Energy Group ..........................            2,834              110,172
Consolidated Natural Gas Co. ......................            2,964              192,475
El Paso Energy Corp. ..............................           10,399              403,611
National Fuel Gas Co. .............................            9,948              462,582
NICOR, Inc. .......................................            8,855              287,787
Providence Energy Corp. ...........................            4,988              185,180
Washington Gas Light Co. ..........................            7,818              214,995
Wicor, Inc. .......................................            9,410              274,654
Williams Cos., Inc. ...............................           14,634              447,252
                                                                              -----------
                                                                              $ 3,364,771
                                                                              -----------
  Total U.S. Stocks ................................................          $28,974,242
                                                                              -----------
Foreign Stocks -- 18.0%
Canada -- 2.0%
Aliant, Inc. (Telecommunications) .................           15,746          $   271,726
Canadian National Railway Co.
  (Railroads) .....................................            8,384              220,604
Manitoba Telephone Systems
  (Telecommunications) ............................           22,711              337,052
                                                                              -----------
                                                                              $   829,382
                                                                              -----------
France -- 1.7%
AXA (Insurance) ...................................            3,188          $   444,352
Total Fina S.A., ADR (Oils) .......................            3,700              256,225
                                                                              -----------
                                                                              $   700,577
                                                                              -----------
Germany -- 1.0%
Henkel KGaA, Preferred
  (Chemicals) .....................................            6,338          $   418,086
                                                                              -----------
Japan -- 4.3%
Don Quijote Co. Ltd. (Retail) .....................              900          $   140,928
Fast Retailing Co. (Retail) .......................              800              325,700
Fuji Heavy Industries Ltd.
  (Automotive) ....................................           22,000              150,714
Hitachi Ltd. (Electronics) ........................           31,000              497,553
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ........................               34              582,306
Uni Charm Corp. (Forest and Paper
  Products) .......................................            1,300               74,936
                                                                              -----------
                                                                              $ 1,772,137
                                                                              -----------
Netherlands -- 3.5%
Akzo Nobel N.V. (Chemicals) .......................           12,229          $   613,328
Koninklijke Philips Electronics N.V.
  (Electronics) ...................................            3,593              488,499
Royal Dutch Petroleum Co., ADR
  (Oils) ..........................................            5,997              362,444
                                                                              -----------
                                                                              $ 1,464,271
                                                                              -----------
Switzerland -- 1.2%
Nestle S.A. (Food and Beverage
  Products) .......................................              262          $   480,150
                                                                              -----------
United Kingdom -- 4.3%
BP Amoco PLC, ADR (Oils) ..........................           12,012          $   712,462

                                                                          15-EIS

Issuer                                         Shares             Value
Foreign Stocks -- continued
United Kingdom -- continued
British Telecommunications PLC
  (Telecommunications)* ...............   20,712             $   501,500
CGU PLC (Insurance) ...................   13,200                 212,861
Diageo PLC (Food and Beverage
  Products)* ..........................   40,883                 326,007
                                                             -----------
                                                             $ 1,752,830
                                                             -----------
  Total Foreign Stocks .........................             $ 7,417,433
                                                             -----------
  Total Stocks (Identified Cost, $35,258,805) ..             $36,391,675
                                                             -----------
Convertible Preferred Stocks -- 4.5%
U.S. Stocks -- 4.3%
Containers -- 0.5%
Owens-Illinois, Inc., 4.75% ...........    6,233             $   194,781
                                                             -----------
Insurance -- 0.3%
Lincoln National Corp., 7.75% .........    4,945             $   108,790
                                                             -----------
Oil Services -- 0.1%
Enron Corp., 7.00% ....................    3,327             $    62,381
                                                             -----------
Oils -- 0.1%
Coastal Corp., 5.58% ..................    1,470             $    27,746
Coastal Corp., 6.625% .................    1,465                  34,153
                                                             -----------
                                                             $    61,899
                                                             -----------
Telecommunications -- 1.9%
Cox Communications, Inc.,
  "PRIZES"* ...........................    4,400             $   427,350
Cox Communications, Inc., 0.25% .......    3,469                 215,946
Winstar Communications, Inc. 7.25%## .       100                 132,000
                                                             -----------
                                                             $   775,296
                                                             -----------
Utilities -- Electric -- 1.2%
Houston Industries, Inc., 7.00% .......    1,777             $   214,129
NiSource, Inc., 7.75% .................    4,036                 145,548
Texas Utilities Co., 9.25% ............    3,205                 139,818
                                                             -----------
                                                             $   499,495
                                                             -----------
Utilities -- Gas -- 0.2%
El Paso Energy Capital Trust I, 4.75%      1,350             $    68,006
                                                             -----------
  Total U.S. Stocks ............................             $ 1,770,648
                                                             -----------
Foreign Stocks -- 0.2%
Canada -- 0.2%
Canadian National Railway Co.,
  5.25%, (Railroads) ..................    2,353             $    98,826
                                                             -----------
  Total Convertible Preferred Stocks
    (Identified Cost, $1,881,068) ..............             $ 1,869,474
                                                             -----------
Convertible Bonds -- 1.9%
                                      Principal Amount
                                       (000 Omitted)
U.S. Bonds -- 1.6%
Conglomerates -- 0.5%
Loews Corp., 3.125s, 2007 .............   $  244             $   198,860
                                                             -----------
Financial Services -- 1.1%
Bell Atlantic Financial Services, Inc.,
  4.25s, 2005## .......................   $  366             $   450,180
                                                             -----------
  Total U.S. Bonds .....................................     $   649,040
                                                             -----------
Foreign Bonds -- 0.3%
Japan -- 0.3%
Orix Corp. (Financial Services),
  0s, 2005 ............................   JPY 8,000          $   129,873
                                                             -----------
  Total Convertible Bonds
    (Identified Cost, $682,234) ........................     $   778,913
                                                             -----------

Short-Term Obligation -- 4.5%

                                      Principal Amount
Issuer                                 (000 Omitted)            Value
Federal Home Loan Mortgage
  Corp., due 1/03/00, at Amortized
  Cost ...............................         $1,845        $ 1,844,846
                                                             -----------
  Total Investments
    (Identified Cost, $39,666,953) .....................     $40,884,908
                                                             -----------
Other Assets, Less Liabilities -- 0.7%                           286,597
                                                             -----------
  Net Assets -- 100.0%                                       $41,171,505
                                                             -----------

           See portfolio footnotes and notes to financial statements.

16-EIS

Portfolio of Investments -- December 31, 1999
International Growth Series
Stocks -- 96.0%

Issuer                                               Shares             Value
Foreign Stocks -- 95.1%
Australia -- 1.8%
QBE Insurance Group Ltd.
  (Insurance)* ...........................          254,659          $ 1,181,941
                                                                     -----------
Canada -- 3.1%
BCE, Inc. (Telecommunications) ...........            9,400          $   850,977
Canadian National Railway Co.
  (Railroads) ............................           46,800            1,231,425
                                                                     -----------
                                                                     $ 2,082,402
                                                                     -----------
Finland -- 2.7%
Helsingin Puhelin Oyj
  (Telecommunications) ...................           16,700          $ 1,390,896
HPY Holding -- HTF Holding Oyj
  Abp (Telecommunications)* ..............           10,800              405,156
                                                                     -----------
                                                                     $ 1,796,052
                                                                     -----------
France -- 14.4%
Aventis S.A. (Pharmaceuticals) ...........            7,900          $   459,066
Bouygues S.A.
  (Telecommunications) ...................            1,840            1,169,283
Castorama Dubois Investisse
  (Stores) ...............................            2,870              872,894
Pernod-Ricard Co. (Beverages) ............           14,300              818,007
Sanofi-Synthelabo S.A. (Medical
  and Health Products)* ..................           26,900            1,119,942
STMicroelectronics Co.
  (Electronics)* .........................            5,375              827,131
Television Francaise (Entertainment)                  1,550              811,723
Total S.A., "B" (Oils) ...................           13,000            1,734,730
Union des Assurances Federales
  S.A. (Insurance) .......................            5,300              622,368
Vivendi (Business Services) ..............            8,900              803,550
Wavecom S.A., ADR (Electronics)* .........            4,500              426,375
                                                                     -----------
                                                                     $ 9,665,069
                                                                     -----------
Germany -- 5.4%
Henkel KGaA, Preferred
  (Chemicals) ............................            9,100          $   600,282
Mannesmann AG (Conglomerate) .............           12,200            2,942,645
Wella AG, Preferred (Consumer
  Goods and Services) ....................            2,060               45,642
                                                                     -----------
                                                                     $ 3,588,569
                                                                     -----------
Greece -- 1.8%
Antenna TV S.A., ADR
  (Broadcasting)* ........................           28,000          $   479,500
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) ...................           30,544              723,619
                                                                     -----------
                                                                     $ 1,203,119
                                                                     -----------
Ireland -- 1.1%
Anglo Irish Bank Corp. PLC (Banks
  and Credit Cos.) .......................          325,562          $   756,752
                                                                     -----------
Israel -- 0.7%
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones) ..............           19,600          $   507,150
                                                                     -----------
Italy -- 2.5%
Telecom Italia Mobile S.p.A.
  (Telecommunications) ...................           88,000          $   982,849
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications)* ...........          143,900              685,480
                                                                     -----------
                                                                     $ 1,668,329
                                                                     -----------


Issuer                                               Shares             Value
Foreign Stocks -- continued
Japan -- 22.9%
Canon, Inc. (Special Products and
  Services) ..............................           42,000          $ 1,668,820
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals) ......................          111,000            1,200,382
Chukyo Coca-Cola Bottling Co. Ltd.
  (Food and Beverage Products) ...........           22,000              234,684
Don Quijote Co. Ltd. (Retail) ............            1,100              172,245
Fast Retailing Co. (Retail) ..............            2,900            1,180,662
Fuji Heavy Industries Ltd.
  (Automotive) ...........................           83,000              568,604
Fujitsu Ltd. (Computer Hardware --
   Systems) ..............................           10,000              456,058
Hitachi Ltd. (Electronics) ...............          136,000            2,182,815
Mikuni Coca-Cola Bottling Co. Ltd.
  (Food and Beverage Products) ...........           32,000              560,579
Mitsubishi Motor (Automotive) ............          113,000              385,956
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ...............               74            1,267,371
NTT Mobile Communications
  Network, Inc.
  (Telecommunications) ...................               90            3,461,539
Sony Corp. (Electronics) .................            4,200            1,245,449
Toshiba Corp. (Electronics) ..............           96,000              732,824
                                                                     -----------
                                                                     $15,317,988
                                                                     -----------
Mexico -- 1.2%
Coca-Cola Femsa S.A., ADR
  (Beverages) ............................           23,200          $   407,450
Kimberly-Clark de Mexico S.A. de
  C.V. (Forest and Paper Products) .......          109,700              428,832
                                                                     -----------
                                                                     $   836,282
                                                                     -----------
Netherlands -- 5.0%
Akzo Nobel N.V. (Chemicals) ..............           29,400          $ 1,474,515
Fox Kids Europe N.V.
  (Telecommunications)* ..................            3,300               42,208
ING Groep N.V. (Financial
  Services)* .............................           21,698            1,309,812
Libertel N.V. (Cellular Telephones)* .....           19,300              505,363
                                                                     -----------
                                                                     $ 3,331,898
                                                                     -----------
Norway -- 2.3%
NetCom ASA (Telecommunications)*                      3,390          $   169,394
Sparebanken NOR (Banks and
  Credit Cos.) ...........................           31,800              738,888
Storebrand ASA (Insurance) ...............           80,100              610,381
                                                                     -----------
                                                                     $ 1,518,663
                                                                     -----------
Portugal -- 2.3%
Banco Pinto & Sotto Mayor S.A.
  (Banks and Credit Cos.) ................           43,724          $   937,053
PT Multimedia SGPS S.A.
  (Conglomerate)* ........................              910               51,752
Telecel -- Comunicacoes Pessoais,
  S.A. (Telecommunications) ..............           31,000              540,420
                                                                     -----------
                                                                     $ 1,529,225
                                                                     -----------
Singapore -- 3.3%
Chartered Semiconductor
  Manufacturing Co., ADR
  (Electronics)* .........................            4,050          $   295,650
DBS Group Holdings Ltd.
  (Financial Services)* ..................           43,934              720,359

                                                                          17-IGS

Issuer                                   Shares          Value
Foreign Stocks -- continued
Singapore -- continued
Overseas Union Bank Ltd.
  (Banks and Credit Cos.) ............   204,248      $ 1,196,047
                                                      -----------
                                                      $ 2,212,056
                                                      -----------
Spain -- 1.2%
Jazztel PLC, ADR
  (Telecommunications)* ..............       510      $    33,214
Repsol S.A. (Oils) ...................    32,700          758,099
Terra Networks S.A. (Internet)* ......       740           40,430
                                                      -----------
                                                      $   831,743
                                                      -----------
Sweden -- 3.1%
NetCom AB (Telecommunications)* ......     2,500      $   175,986
Saab AB, "B" (Aerospace) .............   194,000        1,872,631
                                                      -----------
                                                      $ 2,048,617
                                                      -----------
Switzerland -- 1.1%
Nestle S.A. (Food and Beverage
  Products) ..........................       405      $   742,216
                                                      -----------
United Kingdom -- 19.2%
AstraZeneca Group PLC (Medical
  and Health Products) ...............    36,697      $ 1,555,141
BP Amoco PLC (Oils) ..................    75,380          760,392
British Aerospace PLC (Aerospace)*       136,284          895,358
British Telecommunications PLC
  (Telecommunications)* ..............    81,058        1,962,657
Cable & Wireless Communications
  PLC (Telecommunications)* ..........   171,000        2,443,153
Cable & Wireless Communications
  PLC, ADR (Telecommunications)*          48,000          822,854
Capital Radio PLC (Broadcasting) .....    11,200          271,186
CGU PLC (Insurance) ..................    66,700        1,075,595
NDS Group PLC, ADR (Internet)* .......     1,070           32,635
Next PLC (Stores) ....................    79,100          758,438
TeleWest Communications PLC
  (Entertainment)* ...................   141,818          752,011
Thus PLC (Internet)* .................    18,010          113,670
Tomkins PLC (Conglomerate) ...........    97,000          316,286
United News & Media PLC
  (Broadcasting) .....................    84,000        1,058,302
                                                      -----------
                                                      $12,817,678
                                                      -----------
  Total Foreign Stocks ..........................     $63,635,749
                                                      -----------
U.S. Stocks -- 0.9%
Consumer Goods and Services -- 0.9%
Galileo International, Inc. ..........    19,600      $   586,775
                                                      -----------
Telecommunications
Global TeleSystems Group, Inc.* ......     1,200      $    41,550
                                                      -----------
  Total U.S. Stocks .............................     $   628,325
                                                      -----------
  Total Stocks
    (Identified Cost, $50,112,476) ..............     $64,264,074
                                                      -----------
Short-Term Obligation -- 3.0%
                                   Principal Amount
                                     (000 Omitted)
Federal Home Loan Bank, due
  1/03/00, at Amortized Cost .........   $ 2,000      $ 1,999,850
                                                      -----------
  Total Investments
    (Identified Cost, $52,112,326) ..............     $66,263,924
                                                      -----------
Other Assets,
  Less Liabilities -- 1.0%                                642,932
                                                      -----------
  Net Assets -- 100.0%                                $66,906,856
                                                      -----------

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments -- December 31, 1999

Massachusetts Investors Growth Stock Series
Stocks -- 89.5%

Issuer                                                       Shares         Value
U.S. Stocks -- 82.0%
Advertising -- 0.8%
Young & Rubicam, Inc. ..................................    61,522      $  4,352,682
                                                                        ------------
Banks and Credit Companies -- 0.4%
Providian Financial Corp. ..............................    24,300      $  2,212,819
U.S. Bancorp ...........................................        27               643
                                                                        ------------
                                                                        $  2,213,462
                                                                        ------------
Biotechnology -- 1.1%
Guidant Corp.* .........................................    59,700      $  2,805,900
Waters Corp.* ..........................................    60,500         3,206,500
                                                                        ------------
                                                                        $  6,012,400
                                                                        ------------
Broadcasting -- 0.5%
Spanish Broadcasting Systems, Inc.*                         42,500      $  1,710,625
Westwood One, Inc.* ....................................    13,900         1,056,400
                                                                        ------------
                                                                        $  2,767,025
                                                                        ------------
Business Machines -- 2.2%
Affiliated Computer Services, Inc.,
  "A"* .................................................    65,335      $  3,005,410
Sun Microsystems, Inc.* ................................   103,876         8,043,898
Texas Instruments, Inc. ................................    10,700         1,036,562
                                                                        ------------
                                                                        $ 12,085,870
                                                                        ------------
Business Services -- 2.7%
Ceridian Corp.* ........................................   136,500      $  2,943,281
Computer Sciences Corp.* ...............................    63,838         6,040,670
Finisar Corp.* .........................................       650            58,419
First Data Corp. .......................................   117,500         5,794,219
                                                                        ------------
                                                                        $ 14,836,589
                                                                        ------------
Cellular Telephones -- 1.1%
Sprint Corp. (PCS Group)* ..............................    55,820      $  5,721,550
                                                                        ------------
Computer Software -- Personal
  Computers -- 4.4%
America Online, Inc.* ..................................    49,900      $  3,764,331
Intuit, Inc.* ..........................................     4,500           269,719
Microsoft Corp.* .......................................   168,292        19,648,091
                                                                        ------------
                                                                        $ 23,682,141
                                                                        ------------
Computer Software -- Services -- 1.1%
EMC Corp.* .............................................    55,178      $  6,028,196
                                                                        ------------
Computer Software -- Systems -- 8.8%
Alteon Websystems, Inc.* ...............................       325      $     28,519
BMC Software, Inc.* ....................................    77,788         6,218,178
Cadence Design Systems, Inc.* ..........................    85,534         2,052,816
Citrix Systems, Inc.* ..................................     4,700           578,100
Computer Associates International,
  Inc. .................................................    88,000         6,154,500
Compuware Corp.* .......................................   195,540         7,283,865
Comverse Technology, Inc.* .............................    14,100         2,040,975
New Era of Networks, Inc.* .............................     6,200           295,275
Open TV Corp.* .........................................       630            50,558
Oracle Corp.* ..........................................   108,400        12,147,575
Siebel Systems, Inc.* ..................................    22,900         1,923,600
SunGard Data Systems, Inc.* ............................    74,767         1,775,716
VERITAS Software Corp.* ................................    49,800         7,127,625
Vitria Technology, Inc.* ...............................       475           111,150
                                                                        ------------
                                                                        $ 47,788,452
                                                                        ------------
Conglomerates -- 1.5%
Tyco International Ltd. ................................   213,808      $  8,311,786
                                                                        ------------
Consumer Goods and Services -- 0.6%
Cintas Corp. ...........................................    24,700      $  1,312,188
Clorox Co. .............................................    30,000         1,511,250

18-IGS

Issuer                                                           Shares              Value
U.S. Stocks -- continued
Consumer Goods and Services -- continued
Dial Corp. ...........................................            9,197          $    223,602
                                                                                 ------------
                                                                                 $  3,047,040
                                                                                 ------------
Electrical Equipment -- 2.8%
General Electric Co. .................................           92,800          $ 14,360,800
QLogic Corp.* ........................................            4,100               655,487
                                                                                 ------------
                                                                                 $ 15,016,287
                                                                                 ------------
Electronics -- 7.1%
Agilent Technologies, Inc.* ..........................           21,260          $  1,643,664
Altera Corp.* ........................................           49,200             2,438,475
Analog Devices, Inc.* ................................           55,500             5,161,500
Applied Materials, Inc.* .............................           32,600             4,130,012
Atmel Corp.* .........................................          134,800             3,985,025
DII Group, Inc.* .....................................            7,000               496,781
Intel Corp. ..........................................           41,000             3,374,812
Lam Research Corp.* ..................................           25,100             2,800,219
LSI Logic Corp.* .....................................           88,000             5,940,000
Novellus Systems, Inc.* ..............................           38,900             4,766,466
Teradyne, Inc.* ......................................           63,000             4,158,000
                                                                                 ------------
                                                                                 $ 38,894,954
                                                                                 ------------
Entertainment -- 7.7%
AMFM, Inc.* ..........................................           34,300          $  2,683,975
CBS Corp.* ...........................................          129,788             8,298,320
Clear Channel Communications,
  Inc.* ..............................................           17,496             1,561,518
Comcast Corp., "A" ...................................          118,400             5,986,600
Fox Entertainment Group, Inc.* .......................               48                 1,197
Harrah's Entertainment, Inc.* ........................           15,402               407,190
Infinity Broadcasting Corp.* .........................          198,100             7,168,744
Macromedia, Inc.* ....................................           17,200             1,257,750
MediaOne Group, Inc.* ................................           57,400             4,409,038
Time Warner, Inc. ....................................          106,107             7,686,126
Univision Communications, Inc.,
  "A"* ...............................................           22,194             2,267,949
                                                                                 ------------
                                                                                 $ 41,728,407
                                                                                 ------------
Financial Institutions -- 3.8%
American Express Co. .................................           16,475          $  2,738,969
Citigroup, Inc. ......................................          113,900             6,328,568
Morgan Stanley Dean Witter & Co. .....................           43,000             6,138,250
State Street Corp. ...................................           77,600             5,669,650
                                                                                 ------------
                                                                                 $ 20,875,437
                                                                                 ------------
Insurance -- 2.5%
American International Group, Inc. ...................           62,997          $  6,811,551
Aon Corp. ............................................           69,300             2,772,000
CIGNA Corp. ..........................................           32,000             2,578,000
Lincoln National Corp. ...............................           41,662             1,666,480
                                                                                 ------------
                                                                                 $ 13,828,031
                                                                                 ------------
Internet -- 0.7%
FreeMarkets, Inc.* ...................................              200          $     68,263
VeriSign, Inc.* ......................................           20,700             3,952,406
                                                                                 ------------
                                                                                 $  4,020,669
                                                                                 ------------
Medical and Health Products -- 3.3%
American Home Products Corp. .........................           80,507          $  3,174,995
Bausch & Lomb, Inc. ..................................           64,200             4,393,687
Bristol-Myers Squibb Co. .............................           65,600             4,210,700
Pharmacia & Upjohn, Inc. .............................           64,200             2,889,000
Warner-Lambert Co. ...................................           39,600             3,244,725
                                                                                 ------------
                                                                                 $ 17,913,107
                                                                                 ------------

Issuer                                                           Shares              Value
U.S. Stocks -- continued
Medical and Health Technology
  and Services -- 1.5%
Medtronic, Inc. ......................................          162,800          $  5,932,025
United Healthcare Corp. ..............................           39,078             2,076,019
                                                                                 ------------
                                                                                 $  8,008,044
                                                                                 ------------
Oil Services -- 1.2%
Cooper Cameron Corp.* ................................           28,000          $  1,370,250
Halliburton Co. ......................................           59,200             2,382,800
Noble Drilling Corp.* ................................           83,900             2,747,725
                                                                                 ------------
                                                                                 $  6,500,775
                                                                                 ------------
Oils -- 0.3%
Conoco, Inc. .........................................           66,100          $  1,644,238
Exxon Mobil Corp. ....................................               34                 2,739
                                                                                 ------------
                                                                                 $  1,646,977
                                                                                 ------------
Photographic Products
Polaroid Corp. .......................................            1,900          $     35,744
                                                                                 ------------
Printing and Publishing -- 0.5%
Gannett Co., Inc. ....................................           36,100          $  2,944,406
                                                                                 ------------
Special Products and Services -- 0.4%
Harmonic Lightwaves, Inc.* ...........................            3,600          $    341,775
Royal Caribbean Cruises Ltd. .........................           34,000             1,676,625
                                                                                 ------------
                                                                                 $  2,018,400
                                                                                 ------------
Stores -- 4.4%
Costco Wholesale Corp.* ..............................           44,100          $  4,024,125
CVS Corp. ............................................          131,693             5,259,489
Gap, Inc. ............................................            4,500               207,000
Lowe's Cos., Inc. ....................................           67,100             4,009,225
Office Depot, Inc.* ..................................           93,928             1,027,338
Tandy Corp. ..........................................           38,200             1,878,962
TJX Cos., Inc. .......................................           23,459               479,443
Wal-Mart Stores, Inc. ................................           98,600             6,815,725
                                                                                 ------------
                                                                                 $ 23,701,307
                                                                                 ------------
Supermarkets -- 1.0%
Kroger Co.* ..........................................          156,992          $  2,963,224
Safeway, Inc.* .......................................           76,600             2,724,088
                                                                                 ------------
                                                                                 $  5,687,312
                                                                                 ------------
Technology -- 0.7%
National Semiconductor Corp.* ........................           94,800          $  4,058,625
                                                                                 ------------
Telecommunications -- 16.7%
Alltel Corp. .........................................           54,800          $  4,531,275
Amdocs Ltd.* .........................................           25,150               867,675
American Tower Corp., "A"* ...........................           93,700             2,863,706
ANTEC Corp.* .........................................           38,200             1,394,300
AT&T Corp.* ..........................................           86,100             4,886,175
Cablevision Systems Corp.* ...........................           29,300             2,212,150
Cisco Systems, Inc.* .................................          144,112            15,437,998
Corning, Inc. ........................................           78,100            10,070,019
EchoStar Communications Corp.* .......................           17,600             1,716,000
General Instrument Corp.* ............................           99,700             8,474,500
Global TeleSystems Group, Inc.* ......................           31,700             1,097,613
JDS Uniphase Corp.* ..................................            1,420               229,064
MCI WorldCom, Inc.* ..................................          174,498             9,259,300
Metromedia Fiber Network, Inc.,
  "A"* ...............................................           28,660             1,373,889
Motorola, Inc. .......................................           30,201             4,447,097
Network Appliance, Inc.* .............................            7,600               631,275
Network Solutions, Inc.* .............................           11,000             2,393,187
NEXTEL Communications, Inc.* .........................           45,600             4,702,500
Nortel Networks Corp. ................................           63,900             6,453,900
NTL, Inc.* ...........................................           24,300             3,031,425

                                                                          19-MIS

Short-Term Obligation -- 11.1%


Issuer                                                   Shares          Value
U.S. Stocks -- continued
Telecommunications -- continued
QUALCOMM, Inc.* ......................................    20,400      $  3,592,950
RF Micro Devices, Inc.* ..............................    11,900           814,406
Scientific-Atlanta, Inc. .............................     2,480           137,950
Tritel, Inc.* ........................................       650            20,597
                                                                      ------------
                                                                      $ 90,638,951
                                                                      ------------
Utilities -- Electric -- 2.2%
AES Corp.* ...........................................   123,300      $  9,216,675
Calpine Corp.* .......................................    39,000         2,496,000
                                                                      ------------
                                                                      $ 11,712,675
                                                                      ------------
  Total U.S. Stocks .............................................     $446,077,301
                                                                      ------------
Foreign Stocks -- 7.5%
Bermuda -- 0.5%
Global Crossing Ltd.
  (Telecommunications)* ..............................    52,600      $  2,630,000
                                                                      ------------
Finland -- 1.6%
Nokia Corp., ADR
  (Telecommunications) ...............................    47,100      $  8,949,000
                                                                      ------------
France -- 0.3%
Bouygues S.A.
  (Telecommunications) ...............................     2,495      $  1,585,523
                                                                      ------------
Germany -- 1.1%
Mannesmann AG (Conglomerate) .........................    24,833      $  5,989,731
                                                                      ------------
Hong Kong -- 0.2%
China Telecom Ltd.
  (Telecommunications) ...............................   188,000      $  1,173,035
                                                                      ------------
Japan -- 1.3%
Fast Retailing Co. (Retail) ..........................     6,900      $  2,809,160
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ...........................        37           633,686
NTT Mobile Communications
  Network, Inc.
  (Telecommunications) ...............................        99         3,807,692
                                                                      ------------
                                                                      $  7,250,538
                                                                      ------------
Netherlands -- 0.5%
Akzo Nobel N.V. (Chemicals) ..........................    56,600      $  2,838,693
                                                                      ------------
Spain -- 0.2%
Jazztel PLC, ADR
  (Telecommunications)* ..............................    15,900      $  1,035,487
                                                                      ------------
Sweden -- 0.7%
Ericsson LM, "B"
  (Telecommunications) ...............................    57,000      $  3,670,277
Ericsson LM, ADR
  (Telecommunications) ...............................     2,800           183,925
                                                                      ------------
                                                                      $  3,854,202
                                                                      ------------
Switzerland -- 0.5%
Nestle S.A. (Food and Beverage
  Products) ..........................................     1,391      $  2,549,191
                                                                      ------------
United Kingdom -- 0.6%
BP Amoco PLC, ADR (Oils) .............................    51,002      $  3,025,056
                                                                      ------------
  Total Foreign Stocks ..........................................     $ 40,880,456
                                                                      ------------
  Total Stocks (Identified Cost, $386,781,394) ..................     $486,957,757
                                                                      ------------

                                     Principal Amount
Issuer                                (000 Omitted)          Value
Bell Atlantic Financial Services,
  due 1/19/00 .....................       $12,000        $ 11,964,600
Federal Home Loan Bank,
  due 1/03/00 .....................        28,000          27,998,009
Heinz (H.J.) Co., due 2/01/00 .....        10,260          10,205,930
Metropolitan Life Funding, Inc.,
  due 2/07/00 .....................        10,000           9,938,539
                                                         ------------
  Total Short-Term Obligations, at Amortized Cost .      $ 60,107,078
                                                         ------------
  Total Investments (Identified Cost, $446,888,472)      $547,064,835
                                                         ------------
Other Assets,
  Less Liabilities -- (0.6)%                               (3,134,406)
                                                         ------------
  Net Assets -- 100.0%                                   $543,930,429
                                                         ------------

           See portfolio footnotes and notes to financial statements.

20-MIS

Portfolio of Investments -- December 31, 1999

New Discovery Series

Stocks -- 94.4%

Issuer                                                      Shares             Value
U.S. Stocks -- 91.0%
Airlines -- 0.7%
Atlas Air, Inc.*++ ..............................            9,273          $   254,428
Skywest, Inc. ...................................            6,354              177,912
                                                                            -----------
                                                                            $   432,340
                                                                            -----------
Auto Parts -- 0.5%
Brooks Automation, Inc.* ........................            9,739          $   317,126
                                                                            -----------
Broadcasting -- 0.5%
Radio One, Inc.* ................................            1,560          $   143,520
Spanish Broadcasting Systems,
  Inc.* .........................................            4,640              186,760
                                                                            -----------
                                                                            $   330,280
                                                                            -----------
Business Machines -- 1.1%
Affiliated Computer Services, Inc.,
  "A"* ..........................................           15,400          $   708,400
                                                                            -----------
Business Services -- 18.0%
Airnet Commerce Corp.* ..........................            3,810          $   138,589
BISYS Group, Inc.* ..............................           12,352              805,968
Complete Business Solutions, Inc.*++                        26,599              668,300
Computer Horizons Corp.* ........................           13,640              220,798
Dendrite International, Inc.* ...................           11,792              399,437
Diamond Technology Partners, Inc.,
  "A"* ..........................................            7,934              681,828
Digimarc Corp.* .................................            4,940              247,000
IMRglobal Corp.* ................................           50,388              632,999
infoUSA, Inc.* ..................................           31,152              434,181
Learning Tree International, Inc.* ..............           19,350              541,800
Luminant Worldwide Corp.* .......................            6,535              297,342
Meta Group, Inc.* ...............................            9,864              187,416
Mettler Toledo International, Inc.* .............            5,250              200,484
Modis Professional Services, Inc.* ..............           45,068              642,219
National Data Corp. .............................           22,620              767,666
Navigant Consulting Co.* ........................           34,600              376,275
Nextera Enterprises, Inc.* ......................           29,585              380,907
NOVA Corp.* .....................................           38,897            1,227,687
Probusiness Services, Inc.* .....................            9,460              340,560
Radiant Systems, Inc.* ..........................           28,100            1,129,269
Renaissance Worldwide, Inc.* ....................           14,888              109,799
Technology Solutions Co.* .......................           42,804            1,401,831
                                                                            -----------
                                                                            $11,832,355
                                                                            -----------
Computer Software -- Personal
  Computers -- 1.8%
HNC Software, Inc.* .............................            6,700          $   708,525
Verity, Inc.* ...................................           12,000              510,750
                                                                            -----------
                                                                            $ 1,219,275
                                                                            -----------
Computer Software -- Services -- 8.1%
Bottomline Technologies, Inc.* ..................            6,430          $   231,480
Hyperion Solutions Corp.* .......................           20,624              897,144
Mastech Corp.*++ ................................           30,700              759,825
RSA Security, Inc.* .............................           38,040            2,948,110
Tier Technologies, Inc.* ........................           57,654              486,456
                                                                            -----------
                                                                            $ 5,323,015
                                                                            -----------
Computer Software -- Systems -- 15.1%
Acxiom Corp.* ...................................            8,770          $   210,480
Apex, Inc.* .....................................           12,791              412,510
Aspen Technology, Inc.* .........................           29,943              791,618
AVT Corp.*++ ....................................            9,760              458,720
Brio Technology, Inc. ...........................            6,360              267,120
Cambridge Technology Partners,
  Inc.* .........................................           14,440              379,050
Checkfree Holdings Corp.* .......................            2,969              310,260

Issuer                                                      Shares              Value
U.S. Stocks -- continued
Computer Software -- Systems -- continued
Computer Network Technology
  Corp.* ........................................           44,730          $ 1,025,994
CSG Systems International, Inc.* ................            8,110              323,386
Cysive, Inc.* ...................................            3,205              230,960
Etec Systems, Inc.* .............................           16,651              747,214
Exchange Applications Software* .................            8,149              455,325
Foundry Networks, Inc.* .........................               20                6,034
Harbinger Corp.* ................................           34,647            1,102,208
Intelligroup, Inc.* .............................           15,300              378,675
MMC Networks, Inc.* .............................           27,190              934,656
New Era of Networks, Inc.* ......................            5,460              260,033
Peoplesoft, Inc.* ...............................            8,757              186,634
Silverstream Software, Inc.* ....................              870              103,530
SLI International Software Ltd.* ................            4,830              273,499
Transaction System Architects, Inc.,
  "A"* ..........................................           22,063              617,764
Wind River Systems, Inc.* .......................           12,521              458,582
                                                                            -----------
                                                                            $ 9,934,252
                                                                            -----------
Conglomerates -- 0.4%
Sodexho Marriott Services, Inc. .................           22,823          $   296,699
                                                                            -----------
Consumer Goods and
  Services -- 1.3%
Sportsline USA, Inc.* ...........................           17,613          $   882,852
                                                                            -----------
Containers -- 0.8%
Ivex Packaging Corp.* ...........................           51,929          $   519,290
                                                                            -----------
Electronics -- 7.4%
Applied Micro Circuits Corp.* ...................            2,320          $   295,220
Burr-Brown Corp.* ...............................           16,851              608,742
Cable Design Technologies Corp.* ................           13,441              309,143
Credence Systems Corp.* .........................            5,804              502,046
DuPont Photomasks, Inc.* ........................           12,576              606,792
GaSonics International Corp. * ..................           17,173              339,167
MKS Instruments, Inc.* ..........................           11,606              419,267
Photronics, Inc.* ...............................           18,445              527,988
SIPEX Corp.* ....................................           12,371              303,862
Triquint Semiconductor, Inc.* ...................            6,260              696,425
Varian Semiconductor Equipment
  Associates, Inc.* .............................            5,400              183,600
Virata Corp.* ...................................            1,850               55,269
                                                                            -----------
                                                                            $ 4,847,521
                                                                            -----------
Entertainment -- 1.5%
Emmis Broadcasting Corp., "A"* ..................            4,810          $   599,522
Macromedia, Inc.* ...............................            2,690              196,706
Young Broadcasting, Inc., "A"* ..................            3,340              170,340
                                                                            -----------
                                                                            $   966,568
                                                                            -----------
Financial Institutions -- 0.2%
Financial Federal Corp. * .......................            6,551          $   149,445
                                                                            -----------
Financial Services -- 0.6%
S1 Corp.* .......................................            5,466          $   427,031
                                                                            -----------
Food and Beverage Products -- 0.7%
Del Monte Foods Co.* ............................           35,177          $   433,117
                                                                            -----------
Healthcare -- 2.0%
Caremark Rx, Inc.* ..............................          257,107          $ 1,301,604
                                                                            -----------
Insurance -- 0.4%
Inspire Insurance Solutions, Inc.* ..............           63,610          $   292,208
                                                                            -----------
Internet -- 3.5%
Allaire Corp.* ..................................            1,470          $   215,079
Digital Insight Corp.* ..........................            5,920              215,340

                                                                          21-NDS

Issuer                                                             Shares          Value
U.S. Stocks -- continued
Internet -- continued
Exactis Common, Inc.* ..................................           14,570          $   354,233
Jupiter Communications, Inc.* ..........................            7,185              217,346
Netopia, Inc.* .........................................            3,110              168,912
Onesource Information Services,
  Inc.* ................................................           19,800              266,063
pcOrder.com, Inc.* .....................................            3,820              194,820
Proxicom, Inc.* ........................................            2,000              248,625
Retek, Inc. ............................................               40                3,010
Ticketmaster Online-Citysearch,
  Inc.* ................................................            4,820              185,269
VeriSign, Inc.*++ ......................................            1,168              223,015
                                                                                   -----------
                                                                                   $ 2,291,712
                                                                                   -----------
Machinery -- 0.9%
Applied Science and Technology,
  Inc.* ................................................            5,550          $   184,451
Asyst Technologies, Inc.* ..............................            6,143              402,750
                                                                                   -----------
                                                                                   $   587,201
                                                                                   -----------
Manufacturing -- 0.5%
Kemet Corp.*++ .........................................            6,890          $   310,481
                                                                                   -----------
Media -- 0.4%
Network Event Theater, Inc.* ...........................            9,400          $   251,685
                                                                                   -----------
Medical and Health Products -- 0.5%
Haemonetics Corp.* .....................................           14,367          $   342,114
                                                                                   -----------
Medical and Health Technology and
  Services -- 5.6%
Cyberonics, Inc.* ......................................           18,330          $   292,134
Cytyc Corp.* ...........................................            5,938              362,589
IDEXX Laboratories, Inc.*++ ............................           45,666              736,364
IDX Systems Corp.* .....................................           10,406              325,188
Impath, Inc.* ..........................................            8,992              228,734
LifePoint Hospitals, Inc.* .............................           18,915              223,434
Martek Biosciences Corp.* ..............................            5,538               66,456
Orthodontic Centers of America,
  Inc.* ................................................           18,171              216,916
Osteotech, Inc.* .......................................           22,640              302,810
Summit Technology, Inc.* ...............................           14,430              168,651
Superior Consultant Holdings Corp.*                                10,552              150,366
Total Renal Care Holdings, Inc.* .......................           63,395              423,954
V. I. Technologies, Inc.* ..............................           23,917              164,429
                                                                                   -----------
                                                                                   $ 3,662,025
                                                                                   -----------
Oil Services -- 3.9%
Cooper Cameron Corp.* ..................................            6,468          $   316,528
Dril-Quip, Inc.*++ .....................................            5,548              168,521
Global Industries, Inc.* ...............................           58,308              502,906
Input/Output, Inc. * ...................................           31,729              160,628
National Oilwell, Inc.* ................................           10,432              163,652
Noble Drilling Corp.* ..................................           23,264              761,896
Trico Marine Services, Inc.* ...........................           31,500              222,469
Weatherford International, Inc.* .......................            6,043              241,342
                                                                                   -----------
                                                                                   $ 2,537,942
                                                                                   -----------
Oils -- 3.1%
Houston Exploration Co.* ...............................           27,810          $   550,986
Marine Drilling Companies, Inc.* .......................           20,900              468,944
Newfield Exploration Co.*++ ............................           24,506              655,535
Oceaneering International, Inc.* .......................           23,500              351,031
                                                                                   -----------
                                                                                   $ 2,026,496
                                                                                   -----------

Issuer                                                             Shares             Value
U.S. Stocks -- continued
Printing and Publishing -- 1.3%
Scholastic Corp.* ......................................           14,330          $   891,147
                                                                                   -----------
Restaurants and Lodging -- 1.1%
Papa John's International, Inc.* .......................           16,036          $   417,938
Sonic Corp.* ...........................................           10,241              291,868
                                                                                   -----------
                                                                                   $   709,806
                                                                                   -----------
Special Products and Services -- 0.6%
Sylvan Learning Systems, Inc.* .........................           33,140          $   430,820
                                                                                   -----------
Stores -- 0.8%
CSK Auto Corp.* ........................................           15,522          $   271,635
Petco Animal Supplies, Inc.* ...........................           15,296              227,528
                                                                                   -----------
                                                                                   $   499,163
                                                                                   -----------
Technology -- 0.4%
Varian, Inc.* ..........................................           11,600          $   261,000
                                                                                   -----------
Telecommunications -- 7.3%
Advanced Fibre Communications,
  Inc.* ................................................           10,510          $   469,666
American Tower Corp., "A"* .............................                8                  245
Ancor Communications, Inc.* ............................            4,165              282,699
ANTEC Corp.* ...........................................            9,990              364,635
California Amplifier, Inc.* ............................           12,200              321,012
Carrier Access Corp.* ..................................              370               24,906
Intermedia Communications, Inc.* .......................           21,013              815,567
Natural Microsystems Corp.* ............................            7,040              329,560
Net Perceptions, Inc.* .................................            5,660              237,720
Network Solutions, Inc.* ...............................            2,400              522,150
Pinnacle Holdings, Inc.*++ .............................           15,516              657,490
Proxim, Inc.* ..........................................            5,404              594,440
Tekelec Co.* ...........................................            9,060              203,840
                                                                                   -----------
                                                                                   $ 4,823,930
                                                                                   -----------
  Total U.S. Stocks .....................................................          $59,838,900
                                                                                   -----------
Foreign Stocks -- 3.4%
Canada -- 0.2%
Four Seasons Hotels, Inc.
  (Restaurants and Lodging)++ ..........................            3,399          $   180,997
                                                                                   -----------
Ireland -- 2.7%
CBT Group PLC, ADR (Computer
  Software -- Personal Computers)*                                 47,564          $ 1,593,394
Trintech Group PLC, ADR
  (Computer Software -- Products)*                                  3,820              189,090
                                                                                   -----------
                                                                                   $ 1,782,484
                                                                                   -----------
Israel -- 0.5%
Fundtech Ltd. (Computer
  Software -- Systems)*++ ..............................           14,970          $   306,885
                                                                                   -----------
  Total Foreign Stocks .........................................................   $ 2,270,366
                                                                                   -----------
  Total Stocks (Identified Cost, $45,578,011) ..................................   $62,109,266
                                                                                   -----------
Short-Term Obligation -- 2.3%
                                                              Principal Amount
                                                               (000 Omitted)
Federal Home Loan Bank, due
  1/03/00, at Amortized Cost ...........................          $ 1,500          $ 1,499,893
                                                                                   -----------
  Total Investments (Identified Cost, $47,077,904) .............................   $63,609,159
                                                                                   -----------

22-NDS

Securities Sold Short (1.2)%

Issuer                                 Shares          Value
LHS Group, Inc. (Computer
  Software -- Systems) ..........        (600)     $   (14,738)
Network Event Theater, Inc.
  (Media)* ......................      (6,600)        (196,350)
Retek, Inc. (Internet)* .........      (7,500)        (564,375)
                                                   -----------
  Total Securities Sold Short
    (Proceeds Received, $756,761)............      $  (775,463)
                                                   -----------
Other Assets,
  Less Liabilities -- 4.5%                           2,948,585
                                                   -----------
  Net Assets -- 100.0%                             $65,782,281
                                                   -----------

++ Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At the year end, the value of the securities pledged amounted to $1,980,884.

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments -- December 31, 1999

Research Growth and Income Series
Stocks -- 96.2%

Issuer                                                                     Shares        Value
U.S. Stocks -- 89.6%
Aerospace -- 2.1%
General Dynamics Corp. .................................................   13,150     $   693,663
United Technologies Corp. ..............................................   14,610         949,650
                                                                                      -----------
                                                                                      $ 1,643,313
                                                                                      -----------
Automotive -- 0.4%
Delphi Automotive Systems Corp. ........................................   20,930     $   329,648
                                                                                      -----------
Banks and Credit Companies -- 3.9%
Bank America Corp. .....................................................    6,480     $   325,215
Bank One Corp. .........................................................   10,070         322,869
Capital One Financial Corp. ............................................   10,990         529,581
Chase Manhattan Corp. ..................................................    4,190         325,511
PNC Bank Corp. .........................................................   16,630         740,035
U.S. Bancorp ...........................................................   15,510         369,332
Wells Fargo Co. ........................................................   12,030         486,463
                                                                                      -----------
                                                                                      $ 3,099,006
                                                                                      -----------
Biotechnology -- 0.9%
Guidant Corp.* .........................................................   14,890     $   699,830
                                                                                      -----------
Business Machines -- 2.4%
Sun Microsystems, Inc.* ................................................   24,460     $ 1,894,121
                                                                                      -----------
Chemicals -- 0.3%
Dow Chemical Co. .......................................................    1,830     $   244,534
                                                                                      -----------
Computer Software -- Personal
  Computers -- 4.6%
Microsoft Corp.* .......................................................   30,810     $ 3,597,067
                                                                                      -----------
Computer Software -- Services -- 1.6%
EMC Corp.* .............................................................   11,700     $ 1,278,225
                                                                                      -----------
Computer Software -- Systems -- 1.9%
Computer Associates International,
  Inc. .................................................................    2,570     $   179,739
Oracle Corp.* ..........................................................   12,070       1,352,595
                                                                                      -----------
                                                                                      $ 1,532,334
                                                                                      -----------
Conglomerates -- 2.4%
Tyco International Ltd. ................................................   49,160     $ 1,911,095
                                                                                      -----------
Consumer Goods and Services -- 5.7%
Clorox Co. .............................................................   14,830     $   747,061
Colgate-Palmolive Co. ..................................................   18,590       1,208,350
Dial Corp. .............................................................   25,580         621,914
Fortune Brands, Inc. ...................................................   12,480         412,620
Galileo International, Inc. ............................................   19,180         574,201
Procter & Gamble Co. ...................................................    8,430         923,612
                                                                                      -----------
                                                                                      $ 4,487,758
                                                                                      -----------
Containers -- 0.2%
Owens Illinois, Inc.* ..................................................    6,710     $   168,169
                                                                                      -----------
Electrical Equipment -- 0.8%
Emerson Electric Co. ...................................................   11,180     $   641,453
                                                                                      -----------
Electronics -- 2.8%
Intel Corp. ............................................................   27,200     $ 2,238,900
                                                                                      -----------
Energy -- 0.6%
Sierra Pacific Resources ...............................................   25,510     $   441,642
                                                                                      -----------
Financial Institutions -- 4.5%
Associates First Capital Corp., "A" ....................................   21,260     $   583,321
Citigroup, Inc. ........................................................   23,730       1,318,498
Federal Home Loan Mortgage Corp.                                           15,420         725,704
FleetBoston Financial Corp. ............................................   24,080         838,285
Goldman Sachs Group, Inc. ..............................................      720          67,815
                                                                                      -----------
                                                                                      $ 3,533,623
                                                                                      -----------
Financial Services -- 1.0%
AXA Financial, Inc. ....................................................   23,300     $   789,288
                                                                                      -----------

                                                                          23-RGI

Issuer                                                          Shares             Value
U.S. Stocks -- continued
Food and Beverage Products -- 4.5%
Anheuser-Busch Cos., Inc. ...........................           10,900          $   772,537
Keebler Foods Co.* ..................................           20,840              586,125
Nabisco Holdings Corp., "A" .........................           26,540              839,327
Quaker Oats Co. .....................................           12,590              826,219
Ralston-Ralston Purina Co. ..........................           19,780              551,368
                                                                                -----------
                                                                                $ 3,575,576
                                                                                -----------
Forest and Paper Products -- 0.4%
Weyerhaeuser Co. ....................................            4,100          $   294,431
                                                                                -----------
Insurance -- 6.3%
American International Group, Inc. ..................           13,405          $ 1,449,416
Aon Corp. ...........................................            3,200              128,000
CIGNA Corp. .........................................           10,995              885,785
Hartford Financial Services Group,
  Inc. ..............................................           15,870              751,841
Lincoln National Corp. ..............................           19,510              780,400
Marsh & McLennan Cos., Inc. .........................            3,500              334,906
ReliaStar Financial Corp. ...........................           16,150              632,878
                                                                                -----------
                                                                                $ 4,963,226
                                                                                -----------
Machinery -- 1.1%
Danaher Corp. .......................................           18,400          $   887,800
                                                                                -----------
Medical and Health Products -- 4.7%
American Home Products Corp. ........................           28,120          $ 1,108,982
Bristol-Myers Squibb Co. ............................           24,980            1,603,404
Pharmacia & Upjohn, Inc. ............................           22,270            1,002,150
                                                                                -----------
                                                                                $ 3,714,536
                                                                                -----------
Medical and Health Technology and
  Services -- 2.0%
Medtronic, Inc. .....................................           29,400          $ 1,071,262
United Healthcare Corp. .............................            9,870              524,344
                                                                                -----------
                                                                                $ 1,595,606
                                                                                -----------
Metals and Minerals -- 1.5%
Alcoa, Inc. .........................................           13,980          $ 1,160,340
                                                                                -----------
Oil Services -- 0.3%
Cooper Cameron Corp.* ...............................            5,020          $   245,666
                                                                                -----------
Oils -- 4.7%
Conoco, Inc. ........................................           38,510          $   957,936
Exxon Mobil Corp. ...................................           31,848            2,565,754
Transocean Offshore, Inc. ...........................            5,100              171,806
Transocean Sedco Forex, Inc. ........................              200                6,738
                                                                                -----------
                                                                                $ 3,702,234
                                                                                -----------
Printing and Publishing -- 1.5%
Tribune Co. .........................................           20,860          $ 1,148,604
                                                                                -----------
Real Estate Investment Trusts -- 0.9%
Highwoods Properties, Inc. ..........................           31,920          $   742,140
                                                                                -----------
Special Products and Services -- 0.9%
Illinois Tool Works, Inc. ...........................           10,960          $   740,485
                                                                                -----------
Stores -- 6.3%
CVS Corp. ...........................................           25,860          $ 1,032,784
Dayton Hudson Corp. .................................           16,110            1,183,078
TJX Cos., Inc. ......................................           19,640              401,392
Wal-Mart Stores, Inc. ...............................           34,670            2,396,564
                                                                                -----------
                                                                                $ 5,013,818
                                                                                -----------
Supermarkets -- 1.3%
Kroger Co.* .........................................           19,990          $   377,311
Safeway, Inc.* ......................................           18,620              662,174
                                                                                -----------
                                                                                $ 1,039,485
                                                                                -----------

Issuer                                                          Shares             Value
U.S. Stocks -- continued
Telecommunications -- 14.5%
Bell Atlantic Corp. .................................           23,520          $ 1,447,950
Cisco Systems, Inc.* ................................           20,970            2,246,411
Corning, Inc. .......................................            3,400              438,388
MCI WorldCom, Inc.* .................................           29,865            1,584,712
Motorola, Inc. ......................................            9,730            1,432,742
Nortel Networks Corp. ...............................            5,650              570,650
Oak Industries, Inc. ................................            3,700              392,663
SBC Communications, Inc. ............................           26,530            1,293,337
Sprint Corp. ........................................           30,200            2,032,837
                                                                                -----------
                                                                                $11,439,690
                                                                                -----------
Utilities -- Electric -- 1.8%
CMS Energy Corp. ....................................           14,330          $   446,917
DQE, Inc. ...........................................           12,540              434,198
Peco Energy Co. .....................................           15,110              525,072
                                                                                -----------
                                                                                $ 1,406,187
                                                                                -----------
Utilities -- Gas -- 0.8%
Columbia Energy Group ...............................           10,010          $   633,133
                                                                                -----------
  Total U.S. Stocks ..................................................          $70,832,963
                                                                                -----------
Foreign Stocks -- 6.6%
Canada -- 0.7%
Canadian National Railway Co.
  (Railroads) .......................................           20,481          $   538,906
                                                                                -----------
Germany -- 1.4%
Henkel KGaA, Preferred (Chemicals) ..................            4,310          $   284,309
Mannesmann AG (Conglomerate) ........................            3,290              793,550
                                                                                -----------
                                                                                $ 1,077,859
                                                                                -----------
Ireland -- 0.9%
Bank of Ireland (Banks and Credit
  Cos.)* ............................................           94,660          $   753,123
                                                                                -----------
Japan -- 1.0%
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ..........................               45          $   770,699
                                                                                -----------
Netherlands -- 0.6%
ING Groep N.V. (Financial
  Services)* ........................................            7,982          $   481,838
                                                                                -----------
Switzerland -- 0.1%
Nestle S.A. (Food and Beverage
  Products) .........................................               49          $    89,799
                                                                                -----------
United Kingdom -- 1.9%
BP Amoco PLC, ADR (Oils) ............................           25,458          $ 1,509,978
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* .....................................               42                  521
                                                                                -----------
                                                                                $ 1,510,499
                                                                                -----------
  Total Foreign Stocks ...............................................          $ 5,222,723
                                                                                -----------
  Total Stocks (Identified Cost, $68,896,999) ........................          $76,055,686
                                                                                -----------
Convertible Preferred Stocks -- 1.6%
Insurance -- 0.1%
Lincoln National Corp., 7.75%                                    3,720          $    81,840
                                                                                -----------
Utilities -- Electric -- 1.5%
Houston Industries, Inc., 7.00%                                  9,960          $ 1,200,180
                                                                                -----------
  Total Convertible Preferred Stocks
    (Identified Cost, $1,079,090)  ...................................          $ 1,282,020
                                                                                -----------

24-RGI

Short-Term Obligation -- 1.9%

                                                       Principal Amount
Issuer                                                   (000 Omitted)        Value
Federal Home Loan Bank, due
  1/03/00, at Amortized Cost ......................         $1,500        $ 1,499,893
                                                                          -----------
  Total Investments (Identified Cost, $71,475,982) ..................     $78,837,599
                                                                          -----------
Other Assets,
  Less Liabilities -- 0.3%                                                    253,969
                                                                          -----------
  Net Assets -- 100.0%                                                    $79,091,568
                                                                          -----------

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments -- December 31, 1999

Research International Series

Stocks -- 96.1%

Issuer                                    Shares         Value
Foreign Stocks -- 90.5%
Australia -- 1.6%
Cable & Wireless Optus
  (Telecommunications) ................   109,961     $   365,877
QBE Insurance Group Ltd.
  (Insurance)* ........................    22,814         105,886
                                                      -----------
                                                      $   471,763
                                                      -----------
Canada -- 1.6%
Abitibi-Consolidated, Inc. (Forest
  and Paper Products) .................     8,800     $   104,500
Aliant, Inc. (Telecommunications) .....     6,870         118,554
BCE, Inc. (Telecommunications) ........     2,110         190,296
Canadian National Railway Co.
  (Railroads) .........................     3,071          80,806
                                                      -----------
                                                      $   494,156
                                                      -----------
Denmark -- 0.5%
ISS International Service System
  (Commercial Services) ...............     2,110     $   142,060
                                                      -----------
Finland -- 1.3%
Perlos Oyj Corp. (Electronics)* .......     5,580     $   196,687
Tieto Corp. (Computer Software --
   Systems) ...........................     3,206         200,183
                                                      -----------
                                                      $   396,870
                                                      -----------
France -- 7.2%
Alcatel (Telecommunications) ..........       740     $   169,918
AXA (Insurance) .......................     2,527         352,220
Banque Nationale de Paris (Banks
  and Credit Cos.) ....................     1,310         120,848
Castorama Dubois Investisse
  (Stores) ............................       418         127,132
Sanofi-Synthelabo S.A. (Medical
  and Health Products)* ...............     5,000         208,168
SEITA (Tobacco) .......................     2,360         106,954
STMicroelectronics Co.
  (Electronics)* ......................     2,000         307,770
Television Francaise (Entertainment)          270         141,397
Thomson Multimedia (Electronics)* .....       320          17,241
Total S.A., "B" (Oils) ................     2,075         276,889
Vivendi (Business Services) ...........       980          88,481
Wavecom S.A., ADR (Electronics)* ......     2,656         251,656
                                                      -----------
                                                      $ 2,168,674
                                                      -----------
Germany -- 4.6%
Fielmann AG, Preferred (Retail) .......     1,623     $    48,545
Freenet.de AG (Internet)* .............        60           6,635
Henkel KGaA, Preferred
  (Chemicals) .........................     3,897         257,066
Mannesmann AG (Conglomerate) ..........     3,404         821,046
MobilCom AG (Cellular Telephones)           1,580         135,254
Porsche AG (Automotive) ...............        46         126,008
                                                      -----------
                                                      $ 1,394,554
                                                      -----------
Hong Kong -- 2.6%
China Telecom Ltd.
  (Telecommunications) ................    70,000     $   436,768
Li & Fung Ltd. (Consumer Goods
  and Services) .......................   134,000         336,164
                                                      -----------
                                                      $   772,932
                                                      -----------
Ireland -- 1.0%
Bank of Ireland (Banks and Credit
  Cos.)* ..............................    23,968     $   190,692
Elan Corp. PLC, ADR (Health
  Products)* ..........................     3,590         105,905

                                                                          25-RIS

Issuer                                            Shares             Value
Foreign Stocks -- continued
Ireland -- continued
Trintech Group PLC, ADR
  (Computer Software -- Products)*                    50          $     2,475
                                                                  -----------
                                                                  $   299,072
                                                                  -----------
Israel -- 0.6%
Partner Communications Co. Ltd.,
  ADR (Cellular Telephones) ...........            6,820          $   176,467
                                                                  -----------
Italy -- 3.6%
San Paolo -- Imi S.p.A. (Banks and
  Credit Cos.) ........................           13,193          $   179,237
Telecom Italia Mobile S.p.A.
  (Telecommunications) ................           28,294              316,008
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications)* ........           32,800              156,246
Telecom Italia S.p.A.
  (Telecommunications) ................           30,460              429,468
                                                                  -----------
                                                                  $ 1,080,959
                                                                  -----------
Japan -- 28.4%
Murata Manufacturing Co. Ltd.
  (Electronics) .......................            2,000          $   469,759
Canon, Inc. (Special Products and
  Services) ...........................           10,000              397,338
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals) ...................           23,000              248,728
Daikin Industries (Consumer Goods
  and Services) .......................            4,000               54,414
Daiwa Securities Group, Inc. (Banks
  and Credit Cos.) ....................           34,000              532,061
Don Quijote Co. Ltd. (Retail) .........            2,100              328,832
East Japan Railway Co. (Railroads)                    32              172,558
Fast Retailing Co. (Retail) ...........            1,800              732,825
Fuji Heavy Industries Ltd.
  (Automotive) ........................           13,000               89,059
Hitachi Ltd. (Electronics) ............           39,000              625,954
Keyence Corp. (Electronics) ...........              800              324,917
Mimasu Semiconductor Industry Co.
  Ltd. (Electronics) ..................            5,200               84,478
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ............               39              667,939
Nitto Denko Corp. (Industrial Goods
  and Services) .......................            4,000              200,039
NTT Mobile Communications
  Network, Inc.
  (Telecommunications) ................               20              769,231
Orix Corp. (Financial Services) .......            3,700              833,568
Pioneer Electronic Corp.
  (Electronics) .......................            5,000              132,120
Rohm Co. (Electronics) ................              900              369,936
SOFTBANK CORP. (Internet) .............              300              287,140
Sony Corp. (Electronics) ..............            1,500              444,803
Sumitomo Bank Ltd. (Banks and
  Credit Cos.) ........................           10,000              136,915
Terumo Corp. (Pharmaceuticals) ........            9,000              240,458
Toshiba Corp. (Electronics) ...........           16,000              122,137
Ushio, Inc. (Electronics) .............           16,000              308,475
                                                                  -----------
                                                                  $ 8,573,684
                                                                  -----------
Mexico -- 0.7%
Panamerican Beverages, Inc. (Food
  and Beverage Products) ..............            9,801          $   201,533
                                                                  -----------
Netherlands -- 6.4%
Akzo Nobel N.V. (Chemicals) ...........            6,217          $   311,805
Fugro N.V. (Engineering)* .............            5,103              189,638

Issuer                                            Shares             Value
Foreign Stocks -- continued
Netherlands -- continued
Hunter Douglas N.V., ADR
  (Consumer Goods and Services) .......            6,003          $   163,232
ING Groep N.V. (Financial
  Services)* ..........................            6,168              372,335
Koninklijke Ahrend Groep N.V.
  (Consumer Goods and Services)*                   9,388              131,892
Koninklijke Philips Electronics N.V.
  (Electronics) .......................            1,686              229,226
KPN N.V. (Telecommunications)* ........            5,400              526,975
                                                                  -----------
                                                                  $ 1,925,103
                                                                  -----------
New Zealand -- 0.2%
Warehouse Group (Retail) ..............           13,680          $    61,318
                                                                  -----------
Portugal -- 0.8%
Banco Pinto & Sotto Mayor S.A.
  (Banks and Credit Cos.) .............           10,573          $   226,591
PT Multimedia SGPS S.A.
  (Conglomerate)* .....................              380               21,611
                                                                  -----------
                                                                  $   248,202
                                                                  -----------
Singapore -- 6.7%
Chartered Semiconductor
  Manufacturing Co., ADR
  (Electronics)* ......................            4,955          $   361,715
Datacraft Asia Ltd.
  (Telecommunications) ................           31,023              257,491
DBS Group Holdings Ltd.
  (Financial Services)* ...............           40,141              658,168
Natsteel Electronics Ltd.
  (Electronics) .......................           22,000              116,276
Overseas-Chinese Banking Corp.
  Ltd. (Banks and Credit Cos.) ........           17,000              156,216
Overseas Union Bank Ltd.
  (Banks and Credit Cos.) .............           81,000              474,324
                                                                  -----------
                                                                  $ 2,024,190
                                                                  -----------
South Korea -- 0.7%
Korea Telecom Corp.
  (Telecommunications)* ...............            2,793          $   208,776
Korea Thrunet Co. Ltd., "A" (Internet)*              170               11,539
                                                                  -----------
                                                                  $   220,315
                                                                  -----------
Spain -- 1.9%
Altadis S.A. (Tobacco)* ...............            7,144          $   101,590
Cortefiel S.A. (Retail) ...............            7,991              209,241
Jazztel PLC, ADR
  (Telecommunications)* ...............            1,390               90,524
Repsol S.A. (Oils) ....................            7,028              162,933
                                                                  -----------
                                                                  $   564,288
                                                                  -----------
Sweden -- 4.4%
Allgon AB, "B" (Electronics) ..........            9,460          $   188,198
Ericsson LM, "B"
  (Telecommunications) ................            4,068              261,942
Saab AB, "B" (Aerospace) ..............           50,386              486,363
Skandia Forsakrings AB (Insurance)                12,897              390,174
                                                                  -----------
                                                                  $ 1,326,677
                                                                  -----------
Switzerland -- 3.3%
Julius Baer Holdings (Banks and
  Credit Cos.) ........................               59          $   178,294
Nestle S.A. (Food and Beverage
  Products) ...........................              167              306,049
Novartis AG (Medical and Health
  Products) ...........................              206              302,587
Synthes-Stratec, Inc. (Medical
  Products)* ..........................               30               13,380

26-RIS

Issuer                                       Shares            Value
Foreign Stocks -- continued
Switzerland -- 3.3%
Synthes-Stratec, Inc.
  (Medical Products)*## ..............         410        $   182,860
                                                          -----------
                                                          $   983,170
                                                          -----------
United Kingdom -- 12.3%
AstraZeneca Group PLC (Medical
  and Health Products) ...............       6,348        $   263,551
Boots Co. PLC (Retail)* ..............      18,800            183,903
BP Amoco PLC (Oils) ..................      13,208            133,235
British Aerospace PLC (Aerospace)*          37,768            248,128
British Telecommunications PLC
  (Telecommunications)* ..............      29,137            705,494
Cable & Wireless Communications
  PLC (Telecommunications)* ..........      11,398            162,848
Capital Radio PLC (Broadcasting) .....       6,126            148,329
CGU PLC (Insurance) ..................      12,300            198,348
Diageo PLC (Food and Beverage
  Products)* .........................       9,899             78,936
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* ......................      26,380            327,460
Next PLC (Stores) ....................      16,432            157,556
Nycomed Amersham PLC (Medical
  and Health Products) ...............      33,270            209,447
Reuters Group PLC (Business
  Services) ..........................      10,034            139,293
Standard Chartered PLC (Banks
  and Credit Cos.) ...................      15,310            243,427
Tesco PLC (Retail)* ..................      35,167            106,721
Thus PLC (Internet)* .................       7,510             47,400
United News & Media PLC
  (Broadcasting) .....................      27,940            352,011
                                                          $ 3,706,087
                                                          -----------
Venezuela -- 0.1%
Ca la Electricidad de Caracas, ADR
  (Utilities -- Electric) ............       2,586        $    40,083
                                                          -----------
  Total Foreign Stocks ...........................        $27,272,157
                                                          -----------
U.S. Stocks -- 5.6%
Advertising -- 0.8%
Young & Rubicam, Inc. ................       3,391        $   239,913
                                                          -----------
Forest and Paper Products -- 0.4%
Jefferson Smurfit Corp. ..............      42,451        $   127,113
                                                          -----------
Medical and Health Products -- 0.7%
Pharmacia & Upjohn, Inc. .............       4,775        $   214,875
                                                          -----------
Oils -- 2.7%
Atlantic Richfield Co. ...............       3,290        $   284,585
Exxon Mobil Corp. ....................       6,400            515,600
                                                          -----------
                                                          $   800,185
                                                          -----------
Telecommunications -- 1.0%
Global TeleSystems Group, Inc.* ......       4,348        $   150,550
UnitedGlobalCom, Inc.* ...............       2,320            163,850
                                                          -----------
                                                          $   314,400
                                                          -----------
  Total U.S. Stocks ..............................        $ 1,696,486
                                                          -----------
  Total Stocks (Identified Cost, $23,506,530) ....        $28,968,643
                                                          -----------

Short-Term Obligation -- 2.8%

                                                     Principal Amount
Issuer                                                 (000 Omitted)       Value
Federal Home Loan Mortgage
  Corp., due 1/03/00, at Amortized
  Cost ............................................         $850        $   849,929
                                                                        -----------
  Total Investments (Identified Cost, $24,356,459) .................    $29,818,572
                                                                        -----------
Other Assets,
  Less Liabilities -- 1.1%                                                  331,394
                                                                        -----------
  Net Assets -- 100.0%                                                  $30,149,966
                                                                        -----------

           See portfolio footnotes and notes to financial statements.

                                                                          27-RIS

Portfolio of Investments -- December 31, 1999

Strategic Growth Series
Stocks -- 79.9%

Issuer                                                            Shares             Value
U.S. Stocks -- 73.8%
Advertising -- 0.6%
Omnicom Group, Inc. ...................................             100           $    10,000
Young & Rubicam, Inc. .................................             610                43,158
                                                                                  -----------
                                                                                  $    53,158
                                                                                  -----------
Aerospace -- 0.1%
United Technologies Corp. .............................             100           $     6,500
                                                                                  -----------
Automotive -- 0.4%
Harley-Davidson, Inc. .................................             560           $    35,875
                                                                                  -----------
Banks and Credit Companies -- 0.3%
Providian Financial Corp. .............................             262           $    23,858
                                                                                  -----------
Biotechnology -- 0.9%
Guidant Corp.* ........................................             785           $    36,895
Waters Corp.* .........................................             885                46,905
                                                                                  -----------
                                                                                  $    83,800
                                                                                  -----------
Broadcasting -- 0.1%
Spanish Broadcasting Systems,
  Inc.* ...............................................             190           $     7,648
                                                                                  -----------
Business Machines -- 3.2%
Affiliated Computer Services, Inc.,
  "A"* ................................................           2,390           $   109,940
Hewlett-Packard Co. ...................................              50                 5,697
Seagate Technology, Inc.* .............................           1,505                70,076
Sun Microsystems, Inc.* ...............................           1,040                80,535
Texas Instruments, Inc. ...............................             296                28,675
                                                                                  -----------
                                                                                  $   294,923
                                                                                  -----------
Business Services -- 3.7%
Ceridian Corp.* .......................................           2,470           $    53,260
Computer Sciences Corp.* ..............................             870                82,324
DST Systems, Inc.* ....................................             775                59,142
First Data Corp. ......................................           2,525               124,514
Teletech Holdings, Inc.* ..............................             710                23,929
                                                                                  -----------
                                                                                  $   343,169
                                                                                  -----------
Cellular Telephones -- 1.2%
Sprint Corp. (PCS Group)* .............................           1,080           $   110,700
                                                                                  -----------
Computer Software -- Personal
  Computers -- 4.8%
America Online, Inc.* .................................           1,000           $    75,437
Documentum, Inc. ......................................             870                52,091
Intuit, Inc.* .........................................             360                21,578
Microsoft Corp.* ......................................           2,500               291,875
                                                                                  -----------
                                                                                  $   440,981
                                                                                  -----------
Computer Software -- Services -- 0.6%
EMC Corp.* ............................................             530           $    57,903
                                                                                  -----------
Computer Software -- Systems -- 12.1%
BMC Software, Inc.* ...................................           2,015           $   161,074
Cadence Design Systems, Inc.* .........................           1,870                44,880
Citrix Systems, Inc.* .................................              90                11,070
Computer Associates International,
  Inc. ................................................           2,830               197,923
Compuware Corp.* ......................................           5,690               211,952
Oracle Corp.* .........................................           2,345               262,787
Rational Software Corp.* ..............................           1,585                77,863
Siebel Systems, Inc.* .................................             640                53,760
SunGard Data Systems, Inc.* ...........................           1,780                42,275
VERITAS Software Corp.* ...............................             295                42,222
                                                                                  -----------
                                                                                  $ 1,105,806
                                                                                  -----------
Conglomerates -- 1.5%
Tyco International Ltd. ...............................           3,480           $   135,285
                                                                                  -----------

Issuer                                                            Shares             Value
U.S. Stocks -- continued
Consumer Goods and Services -- 0.3%
Galileo International, Inc. ...........................             820           $    24,549
                                                                                  -----------
Electrical Equipment -- 1.5%
General Electric Co. ..................................             860           $   133,085
                                                                                  -----------
Electronics -- 6.9%
Agilent Technologies, Inc.* ...........................             370           $    28,606
Altera Corp.* .........................................             535                26,516
Analog Devices, Inc.* .................................             975                90,675
Applied Materials, Inc.* ..............................             205                25,971
Atmel Corp.* ..........................................           3,440               101,695
Flextronics International Ltd.* .......................             240                11,040
Intel Corp. ...........................................           1,540               126,761
Linear Technology Corp. ...............................             140                10,019
LSI Logic Corp.* ......................................           1,410                95,175
Novellus Systems, Inc.* ...............................             210                25,731
Teradyne, Inc.* .......................................           1,320                87,120
                                                                                  -----------
                                                                                  $   629,309
                                                                                  -----------
Entertainment -- 6.1%
AMFM, Inc.* ...........................................             220           $    17,215
CBS Corp.* ............................................           1,730               110,612
Clear Channel Communications,
  Inc.* ...............................................             360                32,130
Comcast Corp., "A" ....................................           1,290                65,226
Cox Radio, Inc., "A"* .................................              40                 3,990
Emmis Broadcasting Corp., "A"* ........................              10                 1,246
Fox Entertainment Group, Inc.* ........................              30                   748
Gemstar International Group Ltd.* .....................              80                 5,700
Harrah's Entertainment, Inc.* .........................             660                17,449
Hearst-Argyle Television, Inc.* .......................             160                 4,260
Infinity Broadcasting Corp.* ..........................           3,475               125,751
Macromedia, Inc.* .....................................             120                 8,775
MediaOne Group, Inc.* .................................             510                39,174
Time Warner, Inc. .....................................           1,570               113,727
Univision Communications, Inc.,
  "A"* ................................................             110                11,241
                                                                                  -----------
                                                                                  $   557,244
                                                                                  -----------
Financial Institutions -- 3.5%
American Express Co. ..................................             105           $    17,456
Associates First Capital Corp., "A" ...................           1,480                40,608
Citigroup, Inc. .......................................           1,280                71,120
Federal Home Loan Mortgage Corp.                                    550                25,884
Federal National Mortgage Assn. .......................              90                 5,619
Merrill Lynch & Co., Inc. .............................              90                 7,515
Morgan Stanley Dean Witter & Co. ......................             450                64,238
State Street Corp. ....................................           1,265                92,424
                                                                                  -----------
                                                                                  $   324,864
                                                                                  -----------
Insurance -- 1.6%
American International Group, Inc. ....................             420           $    45,412
Aon Corp. .............................................             335                13,400
CIGNA Corp. ...........................................             380                30,614
Gallagher (Arthur J.) & Co. ...........................             630                40,793
Hartford Financial Services Group,
  Inc. ................................................              40                 1,895
Lincoln National Corp. ................................             390                15,600
                                                                                  -----------
                                                                                  $   147,714
                                                                                  -----------
Internet -- 0.5%
CNET, Inc.* ...........................................             180           $    10,215
Ebay, Inc.* ...........................................             130                16,274
VeriSign, Inc.* .......................................              80                15,275
                                                                                  -----------
                                                                                  $    41,764
                                                                                  -----------

28-SSG

Issuer                                                              Shares          Value
U.S. Stocks -- continued
Machinery -- 0.2%
Danaher Corp. ...........................................             340           $   16,405
                                                                                    ----------
Medical and Health Products -- 2.5%
American Home Products Corp. ............................             945           $   37,268
Bausch & Lomb, Inc. .....................................           1,110               75,966
Bristol-Myers Squibb Co. ................................             650               41,722
Johnson & Johnson Co. ...................................              60                5,587
Pharmacia & Upjohn, Inc. ................................           1,100               49,500
Warner-Lambert Co. ......................................             245               20,075
                                                                                    ----------
                                                                                    $  230,118
                                                                                    ----------
Medical and Health Technology and
  Services -- 0.9%
Cardinal Health, Inc. ...................................             200           $    9,575
HEALTHSOUTH Corp.* ......................................           1,270                6,826
Medtronic, Inc. .........................................             975               35,527
United Healthcare Corp. .................................             545               28,953
                                                                                    ----------
                                                                                    $   80,881
                                                                                    ----------
Oil Services -- 0.1%
Cooper Cameron Corp.* ...................................             140           $    6,851
Schlumberger Ltd. .......................................             120                6,750
                                                                                    ----------
                                                                                    $   13,601
                                                                                    ----------
Oils -- 0.2%
Conoco, Inc. ............................................             620           $   15,422
Exxon Mobil Corp. .......................................              80                6,445
Transocean Sedco Forex, Inc. ............................              23                  775
                                                                                    ----------
                                                                                    $   22,642
                                                                                    ----------
Printing and Publishing -- 1.2%
Gannett Co., Inc. .......................................             470           $   38,334
Tribune Co. .............................................           1,280               70,480
                                                                                    ----------
                                                                                    $  108,814
                                                                                    ----------
Railroads -- 0.4%
Kansas City Southern Industries,
  Inc. ..................................................             460           $   34,328
                                                                                    ----------
Restaurants and Lodging -- 0.7%
Cendant Corp.* ..........................................             940           $   24,969
McDonald's Corp. ........................................             410               16,528
Wendy's International, Inc. .............................           1,040               21,450
                                                                                    ----------
                                                                                    $   62,947
                                                                                    ----------
Special Products and Services -- 0.2%
Royal Caribbean Cruises Ltd. ............................             300           $   14,794
                                                                                    ----------
Stores -- 2.7%
Costco Wholesale Corp.* .................................             150           $   13,688
CVS Corp. ...............................................           1,860               74,284
Gap, Inc. ...............................................             310               14,260
Lowe's Cos., Inc. .......................................             410               24,497
Office Depot, Inc.* .....................................           1,400               15,312
TJX Cos., Inc. ..........................................           1,730               35,357
Wal-Mart Stores, Inc. ...................................           1,080               74,655
                                                                                    ----------
                                                                                    $  252,053
                                                                                    ----------
Supermarkets -- 1.3%
Kroger Co.* .............................................           3,030           $   57,191
Safeway, Inc.* ..........................................           1,735               61,701
                                                                                    ----------
                                                                                    $  118,892
                                                                                    ----------
Technology -- 0.5%
National Semiconductor Corp., * .........................           1,150           $   49,234
                                                                                    ----------
Telecommunications -- 12.4%
Alltel Corp. ............................................             100           $    8,269
Amdocs Ltd.* ............................................             160                5,520
American Tower Corp., "A"* ..............................           1,530               46,761

Issuer                                                              Shares          Value
U.S. Stocks -- continued
Telecommunications -- continued
Ancor Communications, Inc.* .............................              40           $    2,715
ANTEC Corp.* ............................................           1,360               49,640
AT&T Corp.* .............................................             825               46,819
Cisco Systems, Inc.* ....................................           1,740              186,397
CommScope, Inc.* ........................................             660               26,606
Corning, Inc. ...........................................           1,090              140,542
Cox Communications, Inc.* ...............................             810               41,715
EchoStar Communications Corp.* ..........................             350               34,125
General Instrument Corp.* ...............................             680               57,800
GTE Corp. ...............................................             140                9,879
JDS Uniphase Corp.* .....................................              40                6,453
MCI WorldCom, Inc.* .....................................           2,370              125,758
Metromedia Fiber Network, Inc., "A"* ....................             100                4,794
Motorola, Inc. ..........................................             498               73,330
Network Solutions, Inc.* ................................             140               30,459
NEXTEL Communications, Inc.* ............................             745               76,828
Nortel Networks Corp. ...................................             480               48,480
QUALCOMM, Inc.* .........................................             240               42,270
Scientific-Atlanta, Inc. ................................             340               18,912
Tellabs, Inc.* ..........................................             280               17,973
Voicestream Wireless Corp.* .............................              90               12,808
Winstar Communications, Inc.* ...........................             330               24,832
                                                                                    ----------
                                                                                    $1,139,685
                                                                                    ----------
Utilities -- Electric -- 0.6%
AES Corp.* ..............................................             600           $   44,850
Calpine Corp.* ..........................................             175               11,200
                                                                                    ----------
                                                                                    $   56,050
                                                                                    ----------
  Total U.S. Stocks .....................................................           $6,758,579
                                                                                    ----------
Foreign Stocks -- 6.1%
Finland -- 0.5%
Nokia Corp., ADR
  (Telecommunications) ..................................             245           $   46,550
                                                                                    ----------
France -- 0.4%
Bouygues S.A.
  (Telecommunications) ..................................              50           $   31,774
                                                                                    ----------
Germany -- 1.4%
Mannesmann AG (Conglomerate) ............................             540           $  130,248
                                                                                    ----------
Hong Kong -- 0.1%
China Telecom Ltd.
  (Telecommunications) ..................................           2,000           $   12,479
                                                                                    ----------
Italy -- 0.5%
Telecom Italia Mobile S.p.A.
  (Telecommunications) ..................................           4,420           $   49,366
                                                                                    ----------
Japan -- 1.0%
Fast Retailing Co. (Retail) .............................             100           $   40,713
Nippon Telegraph & Telephone Co.
  (Utilities -- Telephone) ..............................               3               51,380
                                                                                    ----------
                                                                                    $   92,093
                                                                                    ----------
Netherlands -- 0.3%
STMicroelectronics N.V.
  (Electronics)* ........................................             165           $   24,987
                                                                                    ----------
Sweden -- 0.5%
Ericsson LM, "B"
  (Telecommunications) ..................................             440           $   28,332
Ericsson LM, ADR
  (Telecommunications) ..................................             220               14,451
                                                                                    ----------
                                                                                    $   42,783
                                                                                    ----------

                                                                          29-SSG

Issuer                                                 Shares      Value
Foreign Stocks -- continued
Switzerland -- 0.4%
Nestle S.A. (Food and Beverage
  Products) ......................................       18     $   32,987
                                                                ----------
United Kingdom -- 1.0%
BP Amoco PLC, ADR (Oils) .........................      920     $   54,568
COLT Telecom Group PLC, ADR
  (Telecommunications)* ..........................      120         24,480
Shire Pharmaceuticals Group PLC
  (Medical and Health Technology
  and Services) ..................................      360         10,485
                                                                ----------
                                                                $   89,533
                                                                ----------
  Total Foreign Stocks ....................................     $  552,800
                                                                ----------
  Total Stocks (Identified Cost, $6,727,685) ..............     $7,311,379
                                                                ----------
Convertible Preferred Stocks -- 0.1%
Insurance
Lincoln National Corp. 1.85%                             80     $    1,490
                                                                ----------
Utilities -- Electric -- 0.1%
Houston Industries, Inc., 7.00% ..................       80     $    9,640
                                                                ----------
  Total Convertible Preferred Stock
    (Identified Cost, $10,559) ............................     $   11,130
                                                                ----------
                                                 Principal Amount
                                                  (000 Omitted)
Convertible Bond
Financial Services
Bell Atlantic Financial
  Services, Inc., 4.25s, 2005##
  (Identified Cost $1,203) .......................     $  1     $    1,230
                                                                ----------
Short-Term Obligations -- 18.2%
Federal Farm Credit Bank, due
  1/10/00 ........................................     $800     $  798,840
Federal Home Loan Mortgage
  Corp., due 1/03/00 .............................      870        869,927
                                                                ----------
  Total Short-Term Obligations, at Amortized Cost .........     $1,668,767
                                                                ----------
  Total Investments
   (Identified Cost, $8,408,214) ..........................     $8,992,506
                                                                ----------
Other Assets, Less Liabilities -- 1.8%                             165,653
                                                                ----------
  Net Assets -- 100.0%                                          $9,158,159
                                                                ----------

           See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
  *Non-income producing security.
 **Non-income producing security -- in default.
 ##SEC Rule 144A restriction.

30-SSG

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1999

                                                                                                Capital             Equity
                                                                                             Opportunities          Income
Assets:                                                                                          Series             Series
 Investments --                                                                              -------------       ------------
  Unaffiliated issuers, at cost ..........................................................   $ 339,550,510       $ 39,666,953
  Unrealized appreciation ................................................................      95,004,037          1,217,955
                                                                                             -------------       ------------
    Total investments, at value ..........................................................   $ 434,554,547       $ 40,884,908
 Investments of cash collateral for securities loaned, at value and identified cost ......      43,734,409          4,221,369
 Cash ....................................................................................          87,601                179
 Foreign currency, at value (identified cost, $18,990, $3,722, $19,590 and $0,
  respectively)  .........................................................................          19,050              3,734
 Receivable for investments sold .........................................................       6,689,340             24,610
 Receivable for Series shares sold .......................................................         725,528            272,742
 Interest and dividends receivable .......................................................         134,081             75,831
 Other assets ............................................................................           1,502                 25
                                                                                             -------------       ------------
    Total assets .........................................................................   $ 485,946,058       $ 45,483,398
                                                                                             =============       ============
Liabilities:
 Payable for investments purchased .......................................................   $   4,680,168       $     65,171
 Payable for Series shares reacquired ....................................................         241,380                  9
 Collateral for securities loaned, at value ..............................................      43,734,409          4,221,369
 Payable to affiliates -- ................................................................
  Management fee .........................................................................           8,855                839
  Administrative fee .....................................................................              --                 --
 Accrued expenses and other liabilities ..................................................          76,943             24,505
                                                                                             -------------       ------------
    Total liabilities ....................................................................   $  48,741,755       $  4,311,893
                                                                                             -------------       ------------
Net assets ...............................................................................   $ 437,204,303       $ 41,171,505
                                                                                             =============       ============
Net assets consist of:
 Paid-in capital .........................................................................   $ 281,834,007       $ 39,520,973
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      95,007,369          1,217,958
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................      60,362,927            124,899
 Accumulated undistributed net investment income .........................................              --            307,675
                                                                                             -------------       ------------
     Total ...............................................................................   $ 437,204,303       $ 41,171,505
                                                                                             =============       ============
 Shares of beneficial interest outstanding ...............................................      17,839,168          3,672,302
                                                                                             =============       ============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................   $       24.51       $      11.21
                                                                                             =============       ============

                                                                                                                 Massachusetts
                                                                                                                   Investors
                                                                                             International           Growth
                                                                                                 Growth              Stock
Assets:                                                                                          Series              Series
 Investments --                                                                              ------------        -------------
  Unaffiliated issuers, at cost ..........................................................   $ 52,112,326        $ 446,888,472
  Unrealized appreciation ................................................................     14,151,598          100,176,363
                                                                                             ------------        -------------
    Total investments, at value ..........................................................   $ 66,263,924        $ 547,064,835
 Investments of cash collateral for securities loaned, at value and identified cost ......      5,746,226           20,845,332
 Cash ....................................................................................         82,374                8,198
 Foreign currency, at value (identified cost, $18,990, $3,722, $19,590 and $0,
  respectively) ..........................................................................         19,766                   --
 Receivable for investments sold .........................................................        336,315            3,863,063
 Receivable for Series shares sold .......................................................        148,910            1,711,768
 Interest and dividends receivable .......................................................        100,294              127,523
 Other assets ............................................................................            181                  211
                                                                                             ------------        -------------
    Total assets .........................................................................   $ 72,697,990        $ 573,620,930
                                                                                             ============        =============
Liabilities:
 Payable for investments purchased .......................................................   $         --        $   8,284,396
 Payable for Series shares reacquired ....................................................             27              493,655
 Collateral for securities loaned, at value ..............................................      5,746,226           20,845,332
 Payable to affiliates -- ................................................................
  Management fee .........................................................................          1,781               11,030
  Administrative fee .....................................................................             --                  488
 Accrued expenses and other liabilities ..................................................         43,100               55,600
                                                                                             ------------        -------------
    Total liabilities ....................................................................   $  5,791,134        $  29,690,501
                                                                                             ------------        -------------
Net assets ...............................................................................   $ 66,906,856        $ 543,930,429
                                                                                             ============        =============
Net assets consist of:
 Paid-in capital .........................................................................   $ 51,265,719        $ 420,713,962
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................     14,150,233          100,176,314
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................      1,257,273           22,385,729
 Accumulated undistributed net investment income .........................................        233,631              654,424
                                                                                             ------------        -------------
     Total ...............................................................................   $ 66,906,856        $ 543,930,429
                                                                                             ============        =============
 Shares of beneficial interest outstanding ...............................................      5,107,638           33,723,108
                                                                                             ============        =============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................   $      13.10        $       16.13
                                                                                             ============        =============

                       See notes to financial statements.
 .

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1999 -- continued


                                                                                                                  Research
                                                                                                  New            Growth and
                                                                                               Discovery           Income
Assets:                                                                                         Series             Series
 Investments --                                                                              ------------       ------------
  Unaffiliated issuers, at cost ..........................................................   $ 47,077,904       $ 71,475,982
  Unrealized appreciation ................................................................     16,531,255          7,361,617
                                                                                             ------------       ------------
    Total investments, at value ..........................................................   $ 63,609,159       $ 78,837,599
 Investments of cash collateral for securities loaned, at value and identified cost ......     14,364,067          2,215,465
 Cash ....................................................................................        235,564             79,938
 Foreign currency, at value (identified cost, $0, $0, $26,833 and $0, respectively) ......             --                 --
 Deposits with brokers for securities sold short .........................................        756,761                 --
 Receivable for investments sold .........................................................      2,092,674             39,953
 Receivable for Series shares sold .......................................................        644,797            156,850
 Interest and dividends receivable .......................................................          4,650             59,134
 Receivable from investment adviser ......................................................             --                 --
 Other assets ............................................................................             48                247
                                                                                             ------------       ------------
    Total assets .........................................................................   $ 81,707,720       $ 81,389,186
                                                                                             ============       ============
Liabilities:
 Securities sold short, at value (proceeds received, $756,761, $0, $0 and $0,
  respectively) ..........................................................................   $    775,463       $     --
 Payable for investments purchased .......................................................        491,131             53,776
 Payable for Series shares reacquired ....................................................        273,940                196
 Collateral for securities loaned, at value ..............................................     14,364,067          2,215,465
 Payable to affiliate for management fee .................................................          1,565              1,620
 Accrued expenses and other liabilities ..................................................         19,273             26,561
                                                                                             ------------       ------------
    Total liabilities ....................................................................   $ 15,925,439       $  2,297,618
                                                                                             ------------       ------------
Net assets ...............................................................................   $ 65,782,281       $ 79,091,568
                                                                                             ============       ============
Net assets consist of:
 Paid-in capital .........................................................................   $ 42,508,172       $ 70,417,329
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................     16,512,553          7,361,483
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................      6,761,556            938,878
 Accumulated undistributed net investment income .........................................             --            373,878
                                                                                             ------------       ------------
    Total ................................................................................   $ 65,782,281       $ 79,091,568
                                                                                             ============       ============
 Shares of beneficial interest outstanding ...............................................      3,893,784          5,478,278
                                                                                             ============       ============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................   $      16.89       $      14.44
                                                                                             ============       ============




                                                                                               Research          Strategic
                                                                                             International         Growth
Assets:                                                                                         Series             Series
 Investments --                                                                              ------------       -----------
  Unaffiliated issuers, at cost ..........................................................   $ 24,356,459       $ 8,408,214
  Unrealized appreciation ................................................................      5,462,113           584,292
                                                                                             ------------       -----------
    Total investments, at value ..........................................................   $ 29,818,572       $ 8,992,506
 Investments of cash collateral for securities loaned, at value and identified cost ......      1,956,564           712,693
 Cash ....................................................................................            702           118,841
 Foreign currency, at value (identified cost, $0, $0, $26,833 and $0, respectively) ......         26,873                --
 Deposits with brokers for securities sold short .........................................             --                --
 Receivable for investments sold .........................................................         50,224            14,192
 Receivable for Series shares sold .......................................................        470,305            93,288
 Interest and dividends receivable .......................................................         30,251             1,087
 Receivable from investment adviser ......................................................             --            17,873
 Other assets ............................................................................             13                --
                                                                                             ------------       -----------
    Total assets .........................................................................   $ 32,353,504       $ 9,950,480
                                                                                             ============       ===========
Liabilities:
 Securities sold short, at value (proceeds received, $756,761, $0, $0 and $0,
  respectively) ..........................................................................   $     --           $     --
 Payable for investments purchased .......................................................         39,942            60,325
 Payable for Series shares reacquired ....................................................        184,627                 2
 Collateral for securities loaned, at value ..............................................      1,956,564           712,693
 Payable to affiliate for management fee .................................................            812               221
 Accrued expenses and other liabilities ..................................................         21,593            19,080
                                                                                             ------------       -----------
    Total liabilities ....................................................................   $  2,203,538       $   792,321
                                                                                             ------------       -----------
Net assets ...............................................................................   $ 30,149,966       $ 9,158,159
                                                                                             ============       ===========
Net assets consist of:
 Paid-in capital .........................................................................   $ 22,630,249       $ 8,548,242
 Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies .....................................................................      5,461,799           584,278
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ...........................................................................      2,017,501             9,445
 Accumulated undistributed net investment income .........................................         40,417            16,194
                                                                                             ------------       -----------
    Total ................................................................................   $ 30,149,966       $ 9,158,159
                                                                                             ============       ===========
 Shares of beneficial interest outstanding ...............................................      2,066,534           755,126
                                                                                             ============       ===========
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................   $      14.59       $     12.13
                                                                                             ============       ===========

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1999

                                                                                Capital         Equity
                                                                             Opportunities      Income
Net investment income:                                                           Series         Series
 Income --                                                                   ------------     ----------
  Interest ................................................................  $    686,215     $   71,222
  Dividends ...............................................................     1,648,875        573,136
  Foreign taxes withheld ..................................................       (32,165)        (5,985)
                                                                             ------------     ----------
   Total investment income ................................................  $  2,302,925     $  638,373
                                                                             ------------     ----------
 Expenses --
  Management fee ..........................................................  $  2,015,200     $  170,227
  Trustees' compensation ..................................................         4,892            220
  Administrative fee ......................................................        32,200          2,590
  Custodian fee ...........................................................       124,151         14,717
  Printing ................................................................        32,480          6,363
  Auditing fees ...........................................................        28,321         27,279
  Legal fees ..............................................................         2,304          1,818
  Miscellaneous ...........................................................         9,894          6,045
                                                                             ------------     ----------
   Total expenses .........................................................  $  2,249,442     $  229,259
  Fees paid indirectly ....................................................       (10,447)        (2,289)
                                                                             ------------     ----------
   Net expenses ...........................................................  $  2,238,995     $  226,970
                                                                             ------------     ----------
    Net investment income .................................................  $     63,930     $  411,403
                                                                             ------------     ----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions .................................................  $ 60,018,252     $  201,837
  Foreign currency transactions ...........................................      (274,158)      (102,722)
                                                                             ------------     ----------
   Net realized gain on investments and foreign currency transactions .....  $ 59,744,094     $   99,115
                                                                             ------------     ----------
 Change in unrealized appreciation (depreciation) --
  Investments .............................................................  $ 62,401,797     $  709,369
  Translation of assets and liabilities in foreign currencies .............        50,525             17
                                                                             ------------     ----------
   Net unrealized gain on investments and foreign currency translation ....  $ 62,452,322     $  709,386
                                                                             ------------     ----------
    Net realized and unrealized gain on investments and foreign currency ..  $122,196,416     $  808,501
                                                                             ------------     ----------
     Increase in net assets from operations ...............................  $122,260,346     $1,219,904
                                                                             ============     ==========



                                                                                              Massachusetts
                                                                             International      Investors
                                                                                 Growth       Growth Stock
Net investment income:                                                           Series          Series
 Income --                                                                    -----------     ------------
  Interest ................................................................   $   140,693     $  1,880,841
  Dividends ...............................................................       769,850          923,355
  Foreign taxes withheld ..................................................       (96,447)         (10,478)
                                                                              -----------     ------------
   Total investment income ................................................   $   814,096     $  2,793,718
                                                                              -----------     ------------
 Expenses --
  Management fee ..........................................................   $   435,978     $  1,946,444
  Trustees' compensation ..................................................           921            2,058
  Administrative fee ......................................................         5,426           28,936
  Custodian fee ...........................................................        70,374           94,062
  Printing ................................................................        16,874           48,067
  Auditing fees ...........................................................        18,321           18,080
  Legal fees ..............................................................         2,740            1,799
  Miscellaneous ...........................................................         1,320            2,696
                                                                              -----------     ------------
   Total expenses .........................................................   $   551,954     $  2,142,142
  Fees paid indirectly ....................................................        (2,054)          (8,470)
                                                                              -----------     ------------
   Net expenses ...........................................................   $   549,900     $  2,133,672
                                                                              -----------     ------------
    Net investment income .................................................   $   264,196     $    660,046
                                                                              -----------     ------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions .................................................   $ 5,847,739     $ 23,198,714
  Foreign currency transactions ...........................................       (25,932)         (49,250)
                                                                              -----------     ------------
   Net realized gain on investments and foreign currency transactions .....   $ 5,821,807     $ 23,149,464
                                                                              -----------     ------------
 Change in unrealized appreciation (depreciation) --
  Investments .............................................................   $10,623,350     $ 90,749,809
  Translation of assets and liabilities in foreign currencies .............         3,188              (52)
                                                                              -----------     ------------
   Net unrealized gain on investments and foreign currency translation ....   $10,626,538     $ 90,749,757
                                                                              -----------     ------------
    Net realized and unrealized gain on investments and foreign currency ..   $16,448,345     $113,899,221
                                                                              -----------     ------------
     Increase in net assets from operations ...............................   $16,712,541     $114,559,267
                                                                              ===========     ============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1999 -- continued

                                                                                             Research
                                                                                 New        Growth and       Research      Strategic
                                                                              Discovery       Income      International      Growth
Net investment income (loss):                                                   Series        Series          Series        Series*
 Income --                                                                   -----------    ----------     ----------      --------
  Interest ................................................................  $    96,442    $  170,762     $   40,246      $ 20,194
  Dividends ...............................................................       14,485       753,313        159,098         1,171
  Foreign taxes withheld ..................................................          (31)       (5,643)       (17,730)           (2)
                                                                             -----------    ----------     ----------      ---------
   Total investment income ................................................  $   110,896    $  918,432     $  181,614      $ 21,363
                                                                             -----------    ----------     ----------      ---------
 Expenses --
  Management fee ..........................................................  $   247,673    $  463,311     $  102,266      $  4,429
  Trustees' compensation ..................................................          353         1,006             96            --
  Administrative fee ......................................................        2,991         7,646          1,010            --
  Custodian fee ...........................................................       11,542        26,409         26,459           115
  Printing ................................................................        9,525        12,657          2,487         6,000
  Auditing fees ...........................................................       17,579        15,921         19,521        11,500
  Legal fees ..............................................................        1,534         1,650          1,663            38
  Miscellaneous ...........................................................        1,044         1,095            396         1,697
                                                                             -----------    ----------     ----------      ---------
   Total expenses .........................................................  $   292,241    $  529,695     $  153,898      $ 23,779
  Reduction of expenses by investment adviser .............................           --            --             --       (17,873)
  Fees paid indirectly ....................................................       (1,908)       (3,178)          (499)           --
                                                                             -----------    ----------     ----------      ---------
   Net expenses ...........................................................  $   290,333    $  526,517     $  153,399      $  5,906
                                                                             -----------    ----------     ----------      ---------
    Net investment income (loss) ..........................................  $  (179,437)   $  391,915     $   28,215      $ 15,457
                                                                             -----------    ----------     ----------      ---------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions .................................................  $ 7,249,424    $1,695,634     $2,170,491      $  9,445
  Securities sold short ...................................................      (97,763)           --             --            --
  Foreign currency transactions ...........................................           19        (8,080)       (27,013)          737
                                                                             -----------    ----------     ----------      ---------
   Net realized gain on investments and foreign currency transactions .....  $ 7,151,680    $1,687,554     $2,143,478      $ 10,182
                                                                             -----------    ----------     ----------      ---------
 Change in unrealized appreciation (depreciation) --
  Investments .............................................................  $15,029,792    $2,434,216     $5,318,552      $584,292
  Securities sold short ...................................................      (18,702)           --             --            --
  Translation of assets and liabilities in foreign currencies .............           --          (190)          (330)          (14)
                                                                             -----------    ----------     ----------      ---------
   Net unrealized gain on investments and foreign currency translation ....  $15,011,090    $2,434,026     $5,318,222      $584,278
                                                                             -----------    ----------     ----------      ---------
    Net realized and unrealized gain on investments and foreign currency ..  $22,162,770    $4,121,580     $7,461,700      $594,460
                                                                             -----------    ----------     ----------      ---------
     Increase in net assets from operations ...............................  $21,983,333    $4,513,495     $7,489,915      $609,917
                                                                             ===========    ==========     ==========      =========

*For the period from the commencement of the Series' investment operations, October 29, 1999, through December 31, 1999.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1999

                                                                                               Capital         Equity
                                                                                            Opportunities      Income
Increase (decrease) in net assets:                                                              Series         Series
From operations --                                                                          ------------     -----------
 Net investment income ...................................................................  $     63,930     $   411,403
 Net realized gain on investments and foreign currency transactions ......................    59,744,094          99,115
 Net unrealized gain on investments and foreign currency translation .....................    62,452,322         709,386
                                                                                            ------------     -----------
  Increase in net assets from operations .................................................  $122,260,346     $ 1,219,904
                                                                                            ------------     -----------
Distributions declared to shareholders --
 From net investment income ..............................................................  $   (438,071)    $   (47,860)
 From net realized gain on investments and foreign currency transactions .................    (4,929,801)            --
                                                                                            ------------     -----------
  Total distributions declared to shareholders ...........................................  $ (5,367,872)    $   (47,860)
                                                                                            ------------     -----------
Net increase in net assets from Series share transactions ................................  $129,599,457     $31,506,627
                                                                                            ------------     -----------
   Total increase in net assets ..........................................................  $246,491,931     $32,678,671
Net assets --
 At beginning of period ..................................................................   190,712,372       8,492,834
                                                                                            ------------     -----------
 At end of period ........................................................................  $437,204,303     $41,171,505
                                                                                            ============     ===========
Accumulated undistributed net investment income included in net assets at end of period ..  $      --        $   307,675
                                                                                            ============     ===========

                                                                                                             Massachusetts
                                                                                                               Investors
                                                                                            International       Growth
                                                                                                Growth           Stock
Increase (decrease) in net assets:                                                              Series          Series
From operations --                                                                           -----------     ------------
 Net investment income ...................................................................   $   264,196     $    660,046
 Net realized gain on investments and foreign currency transactions ......................     5,821,807       23,149,464
 Net unrealized gain on investments and foreign currency translation .....................    10,626,538       90,749,757
                                                                                             -----------     ------------
  Increase in net assets from operations .................................................   $16,712,541     $114,559,267
                                                                                             -----------     ------------
Distributions declared to shareholders --
 From net investment income ..............................................................   $  (218,603)    $        --
 From net realized gain on investments and foreign currency transactions .................           --        (3,090,851)
                                                                                             -----------     ------------
  Total distributions declared to shareholders ...........................................   $  (218,603)    $ (3,090,851)
                                                                                             -----------     ------------
Net increase in net assets from Series share transactions ................................   $14,731,699     $351,224,761
                                                                                             -----------     ------------
   Total increase in net assets ..........................................................   $31,225,637     $462,693,177
Net assets --
 At beginning of period ..................................................................    35,681,219       81,237,252
                                                                                             -----------     ------------
 At end of period ........................................................................   $66,906,856     $543,930,429
                                                                                             ===========     ============
Accumulated undistributed net investment income included in net assets at end of period ..   $   233,631     $    654,424
                                                                                             ===========     ============

                                                                                                                Research
                                                                                                New            Growth and
                                                                                             Discovery           Income
Increase (decrease) in net assets:                                                             Series            Series
From operations --                                                                          -----------       -----------
 Net investment income (loss) ............................................................  $  (179,437)      $   391,915
 Net realized gain on investments and foreign currency transactions ......................    7,151,680         1,687,554
 Net unrealized gain on investments and foreign currency translation .....................   15,011,090         2,434,026
                                                                                            -----------       -----------
  Increase in net assets from operations .................................................  $21,983,333       $ 4,513,495
                                                                                            -----------       -----------
Distributions declared to shareholders --
 From net investment income ..............................................................  $       --        $  (197,936)
 From net realized gain on investments and foreign currency transactions .................     (135,762)              --
                                                                                            -----------       -----------
  Total distributions declared to shareholders ...........................................  $  (135,762)      $  (197,936)
                                                                                            -----------       -----------
Net increase in net assets from Series share transactions ................................  $30,654,767       $35,624,229
                                                                                            -----------       -----------
 Capital contribution by investment adviser ..............................................  $     --          $       --
                                                                                            -----------       -----------
   Total increase in net assets ..........................................................   52,502,338        39,939,788
Net assets --
 At beginning of period ..................................................................   13,279,943        39,151,780
                                                                                            -----------       -----------
 At end of period ........................................................................  $65,782,281       $79,091,568
                                                                                            ===========       ===========
Accumulated undistributed net investment income included in net assets at end of period ..  $     --          $   373,878
                                                                                            ===========       ===========

                                                                                              Research          Strategic
                                                                                            International        Growth
Increase (decrease) in net assets:                                                             Series            Series*
From operations --                                                                           -----------       ----------
 Net investment income (loss) ............................................................   $    28,215       $   15,457
 Net realized gain on investments and foreign currency transactions ......................     2,143,478           10,182
 Net unrealized gain on investments and foreign currency translation .....................     5,318,222          584,278
                                                                                             -----------       ----------
  Increase in net assets from operations .................................................   $ 7,489,915       $  609,917
                                                                                             -----------       ----------
Distributions declared to shareholders --
 From net investment income ..............................................................   $    (1,910)      $     --
 From net realized gain on investments and foreign currency transactions .................           --              --
                                                                                             -----------       ----------
  Total distributions declared to shareholders ...........................................   $    (1,910)      $     --
                                                                                             -----------       ----------
Net increase in net assets from Series share transactions ................................   $19,142,651       $8,422,214
                                                                                             -----------       ----------
 Capital contribution by investment adviser ..............................................   $       --        $  126,028
                                                                                             -----------       ----------
   Total increase in net assets ..........................................................    26,630,656        9,158,159

Net assets --
 At beginning of period ..................................................................     3,519,310              --
                                                                                             -----------       ----------
 At end of period ........................................................................   $30,149,966       $9,158,159
                                                                                             ===========       ==========
Accumulated undistributed net investment income included in net assets at end of period ..   $    40,417       $   16,194
                                                                                             ===========       ==========

*For the period from the commencement of the Series' investment operations, October 29, 1999, through December 31, 1999.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1998

                                                                                               Capital          Equity
                                                                                            Opportunities       Income
Increase (decrease) in net assets:                                                              Series          Series*
From operations --                                                                          ------------      ----------
 Net investment income (loss) ............................................................  $    441,896      $   48,723
 Net realized gain (loss) on investments and foreign currency transactions ...............     5,949,486         (78,348)
 Net unrealized gain on investments and foreign currency translation .....................    25,493,108         508,572
                                                                                            ------------      ----------
  Increase in net assets from operations .................................................  $ 31,884,490      $  478,947
                                                                                            ------------      ----------
Distributions declared to shareholders --
 From net investment income ..............................................................  $   (531,468)     $      --
 From net realized gain on investments and foreign currency transactions .................    (5,113,199)            --
                                                                                            ------------      ----------
  Total distributions declared to shareholders ...........................................  $ (5,644,667)     $      --
                                                                                            ------------      ----------
Net increase in net assets from Series share transactions ................................  $ 76,728,956      $8,013,887
                                                                                            ------------      ----------
   Total increase in net assets ..........................................................  $102,968,779      $8,492,834
Net assets --
 At beginning of period ..................................................................    87,743,593             --
                                                                                            ------------      ----------
 At end of period ........................................................................  $190,712,372      $8,492,834
                                                                                            ============      ==========
Accumulated undistributed net investment income included in net assets at end of period ..  $    442,857      $   48,269
                                                                                            ============      ==========

                                                                                                             Massachusetts
                                                                                                               Investors
                                                                                            International       Growth
                                                                                               Growth            Stock
Increase (decrease) in net assets:                                                             Series           Series*
From operations --                                                                          ------------     -----------
 Net investment income (loss) ............................................................  $    262,417     $      (286)
 Net realized gain (loss) on investments and foreign currency transactions ...............    (3,919,151)      2,321,780
 Net unrealized gain on investments and foreign currency translation .....................     3,704,068       9,426,557
                                                                                            ------------     -----------
  Increase in net assets from operations .................................................  $     47,334     $11,748,051
                                                                                            ------------     -----------
Distributions declared to shareholders --
 From net investment income ..............................................................  $   (320,369)    $       --
 From net realized gain on investments and foreign currency transactions .................           --              --
                                                                                            ------------     -----------
  Total distributions declared to shareholders ...........................................  $   (320,369)    $       --
                                                                                            ------------     -----------
Net increase in net assets from Series share transactions ................................  $ 12,553,148     $69,489,201
                                                                                            ------------     -----------
   Total increase in net assets ..........................................................  $ 12,280,113     $81,237,252
Net assets --
 At beginning of period ..................................................................    23,401,106             --
                                                                                            ------------     -----------
 At end of period ........................................................................  $ 35,681,219     $81,237,252
                                                                                            ============     ===========
Accumulated undistributed net investment income included in net assets at end of period ..  $    213,969     $       --
                                                                                            ============     ===========

                                                                                                            Research
                                                                                                New        Growth and    Research
                                                                                             Discovery       Income    International
Increase (decrease) in net assets:                                                            Series*        Series       Series*
From operations --                                                                          -----------   -----------   ----------
 Net investment income (loss) ...........................................................   $   (17,741)  $   202,962   $      810
 Net realized loss on investments and foreign currency transactions .....................       (57,184)     (772,152)    (112,675)
 Net unrealized gain on investments and foreign currency translation ....................     1,501,463     4,710,181      143,577
                                                                                            -----------   -----------   ----------
  Increase in net assets from operations ................................................   $ 1,426,538   $ 4,140,991   $   31,712
                                                                                            -----------   -----------   ----------
Distributions declared to shareholders --
 From net investment income .............................................................   $       --    $   (19,103)  $      --
 From net realized gain on investments and foreign currency transactions ................           --        (62,914)         --
                                                                                            -----------   -----------   ----------
  Total distributions declared to shareholders ..........................................   $       --    $   (82,017)  $      --
                                                                                            -----------   -----------   ----------
Net increase in net assets from Series share transactions ...............................   $11,853,405   $28,552,816   $3,487,598
                                                                                            -----------   -----------   ----------
   Total increase in net assets .........................................................   $13,279,943   $32,611,790   $3,519,310
Net assets --
 At beginning of period .................................................................           --      6,539,990          --
                                                                                            -----------   -----------   ----------
 At end of period .......................................................................   $13,279,943   $39,151,780   $3,519,310
                                                                                            ===========   ===========   ==========
Accumulated undistributed net investment income included in net assets at end of period .   $       --    $   201,817   $    1,608
                                                                                            ===========   ===========   ==========

*For the period from the commencement of the Series' investment operations, May
 6, 1998, through December 31, 1998.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights

                                                                              Capital Opportunities Series
                                                                -----------------------------------------------------
Per share data (for a share                                            Year Ended December 31,             Period
  outstanding throughout each period):                          ------------------------------------        Ended
                                                                                                         December 31,
                                                                   1999         1998         1997           1996*
                                                                 --------     --------     -------       ------------
Net asset value -- beginning of period ........................  $16.9825     $13.9339     $11.0055        $10.0000
                                                                 --------     --------     --------        --------
Income from investment operations# --
 Net investment income[sec] ...................................  $ 0.0046     $ 0.0477     $ 0.1466        $ 0.0916
 Net realized and unrealized gain on investments and
  foreign currency ............................................    7.9499       3.6598       2.8785          0.9139
                                                                 --------     --------     --------        --------
   Total from investment operations ...........................  $ 7.9545     $ 3.7075     $ 3.0251        $ 1.0055
                                                                 --------     --------     --------        --------
Less distributions declared to shareholders --
 From net investment income ...................................  $(0.0350)    $(0.0620)    $(0.0221)       $   --
 From net realized gain on investments and foreign currency
  transactions ................................................   (0.3939)     (0.5969)     (0.0746)          --
                                                                 --------     --------     --------        --------
   Total distributions declared to shareholders ...............  $(0.4289)    $(0.6589)    $(0.0967)       $   --
                                                                 --------     --------     --------        --------
Net asset value -- end of period ..............................  $24.5081     $16.9825     $13.9339        $11.0055
                                                                 ========     ========     ========        ========
Total return++ ................................................    47.65%       26.97%       27.57%          10.10%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...................................................     0.84%        0.86%        0.77%           0.63%+
 Net investment income ........................................     0.02%        0.31%        1.15%           1.75%+
Portfolio turnover ............................................      145%         135%         129%             52%
Net assets, end of period (000 Omitted) .......................  $437,204     $190,712     $ 87,744        $16,700

[sec]The investment adviser voluntarily waived a portion of its fee for the Capital Opportunities Series for certain of the periods indicated. In addition, the investment adviser agreed to maintain the expenses of the Capital Opportunities Series at not more than 1.00% of average daily net assets for certain of the periods indicated. The investment adviser agreed to maintain the expenses of the Equity Income Series, exclusive of management fees, at not more than 0.25% of average daily net assets for the period indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and ratios would have been:

Net investment income .........................................                            $ 0.1296        $ 0.0537
Ratios (to average net assets):
 Expenses## ...................................................                                0.90%          1.35%+
 Net investment income ........................................                                1.03%          1.02%+

                                                                      Equity Income Series
                                                                 -------------------------------
                                                                      Year           Period
                                                                     Ended            Ended
Per share data (for a share                                       December 31,     December 31,
 outstanding throughout each period):                                 1999            1998**
                                                                  ------------     ------------
Net asset value -- beginning of period ........................    $10.5038          $10.0000
                                                                   --------          --------
Income from investment operations# --
 Net investment income[sec] ...................................    $ 0.1989          $ 0.1379
 Net realized and unrealized gain on investments and
  foreign currency ............................................      0.5389            0.3659
                                                                   --------          --------
   Total from investment operations ...........................    $ 0.7378          $ 0.5038
                                                                   --------          --------
Less distributions declared to shareholders --
 From net investment income ...................................    $(0.0302)         $   --
 From net realized gain on investments and foreign currency
  transactions ................................................       --                --
                                                                   --------          --------
   Total distributions declared to shareholders ...............    $(0.0302)         $   --
                                                                   --------          --------
Net asset value -- end of period ..............................    $11.2114          $10.5038
                                                                   ========          ========
Total return++ ................................................       7.05%             5.00%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...................................................       1.01%             1.03%+
 Net investment income ........................................       1.81%             2.16%+
Portfolio turnover ............................................         76%              101%
Net assets, end of period (000 Omitted) .......................    $41,172            $8,493

[sec]The investment adviser voluntarily waived a portion of its fee for the Capital Opportunities Series for certain of the periods indicated. In addition, the investment adviser agreed to maintain the expenses of the Capital Opportunities Series at not more than 1.00% of average daily net assets for certain of the periods indicated. The investment adviser agreed to maintain the expenses of the Equity Income Series, exclusive of management fees, at not more than 0.25% of average daily net assets for the period indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and ratios would have been:

Net investment income .........................................                      $ 0.1070
Ratios (to average net assets):
 Expenses## ...................................................                         1.51%+
 Net investment income ........................................                         1.68%+

 *For the period from the commencement of the Series' investment operations,
  June 3, 1996, through December 31, 1996.
**For the period from the commencement of the Series' investment operations,
  May 6, 1998, through December 31, 1998.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                      International Growth Series
                                                    ---------------------------------------------------------------
                                                                                                        Period
Per share data (for a share                                     Year Ended December 31,                 Ended
 outstanding throughout each period):               ---------------------------------------------    December 31,
                                                         1999           1998            1997            1996*
                                                    -------------- -------------- --------------- -----------------
Net asset value -- beginning of period ............   $ 9.7306        $ 9.6480        $ 9.8213         $10.0000
                                                      --------        --------        --------         --------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] ................   $ 0.0615        $ 0.0843        $ 0.1201         $ 0.0748
 Net realized and unrealized gain (loss) on
  investments and foreign currency ................     3.3625          0.1060         (0.2747)         (0.2535)
                                                      --------        --------        --------         --------
   Total from investment operations ...............   $ 3.4240        $ 0.1903        $(0.1546)        $(0.1787)
                                                      --------        --------        --------         --------
Less distributions declared to shareholders --
 From net investment income .......................   $(0.0552)       $(0.1077)       $(0.0187)        $    --
 From net realized gain on investments and
  foreign currency transactions ...................        --              --              --               --
                                                      --------        --------        --------         --------
   Total distributions declared to
    shareholders ..................................   $(0.0552)       $(0.1077)       $(0.0187)        $    --
                                                      --------        --------        --------         --------
Net asset value -- end of period ..................   $13.0994        $ 9.7306        $ 9.6480         $ 9.8213
                                                      ========        ========        ========         ========
Total return++ ....................................     35.24%           1.94%         (1.64)%          (1.70)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .......................................      1.23%           1.32%           1.11%            1.56%+
 Net investment income (loss) .....................      0.59%           0.86%           1.23%            1.47%+
Portfolio turnover ................................        88%             77%            261%               3%
Net assets, end of period (000 Omitted)               $ 66,907        $ 35,681        $23,401          $  5,525

[sec]The investment adviser agreed to maintain the expenses of the International
     Growth Series and the New Discovery Series, exclusive of management fees, at not more than 1.50% and 0.35% of average daily net assets, respectively, for certain of the periods indicated. In addition, the investment adviser voluntarily waived all or a portion of its advisory fee for the International Growth Series for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:


Net investment income (loss) ......................                                   $ 0.1036         $ 0.0265
Ratios (to average net assets):
 Expenses## .......................................                                      1.28%            2.50%+
 Net investment income (loss) .....................                                      1.06%            0.46%+




                                                         Massachusetts Investors
                                                           Growth Stock Series              New Discovery Series
                                                    ---------------------------------  ------------------------------
                                                          Year           Period            Year           Period
Per share data (for a share                               Ended          Ended             Ended          Ended
 outstanding throughout each period):                  December 31,    December 31,     December 31,    December 31,
                                                          1999            1998**            1999           1998**
                                                      -------------    ------------     ------------    ------------
Net asset value -- beginning of period ............     $12.0804         $10.0000         $10.6232        $10.0000
                                                        --------         --------         --------        --------
Income (loss) from investment operations# --
 Net investment income (loss)[sec] ................     $ 0.0337         $(0.0001)        $(0.0761)       $(0.0273)
 Net realized and unrealized gain (loss) on
  investments and foreign currency ................     $ 4.2185           2.0805           6.4211          0.6505
                                                        --------         --------         --------        --------
   Total from investment operations ...............     $ 4.2522         $ 2.0804         $ 6.3450        $ 0.6232
                                                        --------         --------         --------        --------
Less distributions declared to shareholders --
 From net investment income .......................     $    --          $    --          $    --         $    --
 From net realized gain on investments and
  foreign currency transactions ...................      (0.2033)             --           (0.0740)            --
                                                        --------         --------       ----------        --------
   Total distributions declared to
    shareholders ..................................     $(0.2033)        $    --          $(0.0740)       $    --
                                                        --------         --------       ----------        --------
Net asset value -- end of period ..................     $16.1293         $12.0804         $16.8942        $10.6232
                                                        ========         ========       ==========        ========
Total return++ ....................................       35.80%          20.70%++          60.25%           6.20%++
Ratios (to average net assets)/Supplemental data[sec  ]:
 Expenses## .......................................        0.83%           0.97%+            1.06%           1.28%+
 Net investment income (loss) .....................        0.25%              --            (0.65)%        (0.44)%+
Portfolio turnover ................................         147%             66%              149%             69%
Net assets, end of period (000 Omitted)                 $543,930         $ 81,237         $ 65,782         $13,280

Net investment income (loss) ......................                                                       $(0.0470)
Ratios (to average net assets):
 Expenses## .......................................                                                          1.60%+
 Net investment income (loss) .....................                                                        (0.76)%+

 *For the period from the commencement of the Series' investment operations,
  June 3, 1996, through December 31, 1996.
**For the period from the commencement of the Series' investment operations,
  May 6, 1998, through December 31, 1998.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                       Research Growth and Income Series
                                                                 --------------------------------------------
                                                                                                  Period
                                                                   Year Ended December 31,         Ended
                                                                 ---------------------------    December 31,
Per share data (for a share                                          1999          1998             1997*
 outstanding throughout each period):                            ------------- -------------  ---------------
Net asset value -- beginning of period ........................     $13.3898      $11.0208        $10.0000
                                                                    --------      --------        --------
Income (loss) from investment operations# --
 Net investment income[sec] ...................................     $ 0.0891      $ 0.1170        $ 0.0821
 Net realized and unrealized gain (loss) on investments and
  foreign currency ............................................       1.0078        2.3163          0.9387
                                                                    --------      --------        --------
   Total from investment operations ...........................     $ 1.0969      $ 2.4333        $ 1.0208
                                                                    --------      --------        --------
Less distributions declared to shareholders --
 From net investment income ...................................     $(0.0494)     $(0.0150)       $    --
 From net realized gain on investments and foreign currency
  transactions ................................................          --        (0.0493)            --
                                                                    --------      --------        --------
   Total distributions declared to shareholders ...............     $(0.0494)     $(0.0643)       $    --
                                                                    --------      --------        --------
   Capital contribution by investment adviser .................     $    --       $    --         $    --
Net asset value -- end of period ..............................     $14.4373      $13.3898        $11.0208
                                                                    ========      ========        ========
Total return++ ................................................        8.21%        22.13%          10.20%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...................................................        0.86%         0.95%           1.54%+
 Net investment income ........................................        0.63%         0.96%           1.19%+
Portfolio turnover ............................................          73%          122%             29%
Net assets, end of period (000 Omitted) .......................     $ 79,092      $ 39,152        $  6,540

[sec]The investment adviser agreed to maintain the expenses of the Research
     Growth and Income Series at not more than 1.50% of average daily net assets for the period indicated. The investment adviser agreed to maintain the expenses of the Research International Series and the Strategic Growth Series, exclusive of management fees, at not more than 0.50% and 0.25% of average daily net assets, respectively, for the periods indicated. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss) ..................................                                  $ 0.0614
Ratios (to average net assets):
 Expenses## ...................................................                                    1.83%+
 Net investment income (loss) .................................                                    0.84%+

                                                                                                         Strategic
                                                                   Research International Series       Growth Series
                                                                ----------------------------------    ---------------
                                                                       Year           Period              Period
                                                                       Ended          Ended                Ended
                                                                   December 31,     December 31,        December 31,
Per share data (for a share                                            1999            1998**              1999***
 outstanding throughout each period):                             -------------     ------------        ------------
Net asset value -- beginning of period ........................     $ 9.4191          $10.0000            $10.0000
                                                                    --------          --------            --------
Income (loss) from investment operations# --
 Net investment income[sec] ...................................     $ 0.0300          $ 0.0043            $ 0.0566
 Net realized and unrealized gain (loss) on investments and
  foreign currency ............................................     $ 5.1440           (0.5852)             1.6101
                                                                    --------          --------            --------
   Total from investment operations ...........................     $ 5.1740          $(0.5809)           $ 1.6667
                                                                    --------          --------            --------
Less distributions declared to shareholders --
 From net investment income ...................................     $(0.0035)         $    --             $    --
 From net realized gain on investments and foreign currency
  transactions ................................................          --                --                  --
                                                                    --------          --------            --------
   Total distributions declared to shareholders ...............     $(0.0035)         $    --             $    --
                                                                    --------          --------            --------
   Capital contribution by investment adviser .................     $    --           $    --             $ 0.4613
Net asset value -- end of period ..............................     $14.5896          $ 9.4191            $12.1280
                                                                    ========          ========            ========
Total return++ ................................................       54.94%           (5.80)%++             21.30%++****
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...................................................        1.50%             1.55%+               1.00%+
 Net investment income ........................................        0.28%             0.07%+               2.61%+
Portfolio turnover ............................................         164%               59%                   4%
Net assets, end of period (000 Omitted) .......................     $ 30,150           $ 3,519            $   9,158

[sec]The investment adviser agreed to maintain the expenses of the Research
     Growth and Income Series at not more than 1.50% of average daily net assets for the period indicated. The investment adviser agreed to maintain the expenses of the Research International Series and the Strategic Growth Series, exclusive of management fees, at not more than 0.50% and 0.25% of average daily net assets, respectively, for the periods indicated. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss) ..................................                       $(0.1301)           $(0.0088)
Ratios (to average net assets):
 Expenses## ...................................................                          3.86%+              4.01%+
 Net investment income (loss) .................................                        (2.24)%+            (0.40)%+

   *For the period from the commencement of the Series' investment operations,
    May 13, 1997, through December 31, 1997.
  **For the period from the commencement of the Series' investment operations,
    May 6, 1998, through December 31, 1998.
 ***For the period from the commencement of the Series' investment operations,
    October 29, 1999, through December 31, 1999.
****The investment adviser voluntarily agreed to make a capital contribution of $126,028 to the Strategic Growth Series in order to equate the Series' total return for the period to that of another MFS Fund with the same portfolio manager and investment objective. To the extent the investment adviser had not made this capital contribution, the total return of the Series would have been 10.16%.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
  ##Ratios do not reflect expense reductions from certain expense offset arrangements.
  ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Business and Organization

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-seven separate Series (the Series) of shares: Bond Series, Capital Appreciation Series, Capital Opportunities Series*, Emerging Growth Series, Emerging Markets Equity Series, Equity Income Series*, Global Asset Allocation Series, Global Government Series, Global Growth Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series*, International Growth and Income Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series*, Massachusetts Investors Trust Series, Money Market Series, New Discovery Series*, Research Series, Research Growth and Income Series*, Research International Series*, Strategic Growth Series*, Strategic Income Series, Total Return Series, Utilities Series, and Zero Coupon Series, 2000 Portfolio. The Global Growth Series, Managed Sectors Series, and Utilities Series are nondiversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to Trust benefits under variable contracts issued by such companies.

The Series denoted with an asterisk above are included within these financial statements.


(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the Series to certain qualified institutions (the "Borrowers") approved by the Series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Series with indemnification against Borrower default. The Series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Series and the lending agents. Income from securities lending is included in interest income on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned and the collateral on these loans were as follows:

                                                                                             Massachusetts
                                            Capital         Equity         International       Investors
                                         Opportunities      Income            Growth         Growth Stock
                                             Series         Series            Series            Series
----------------------------------------------------------------------------------------------------------
Value of Securities Loaned .........     $44,286,260      $4,087,528        $5,621,270        $21,824,935
Collateralized by:
 U.S. Treasury securities ..........       2,038,134           1,557           163,937          1,652,946
 Cash ..............................      43,734,409       4,221,369         5,746,226         20,845,332

                                                           Research
                                              New         Growth and        Research          Strategic
                                           Discovery        Income       International         Growth
                                            Series          Series           Series            Series
----------------------------------------------------------------------------------------------------------
Value of Securities Loaned .........     $14,254,826      $2,139,773        $1,903,689        $692,847
Collateralized by:
 U.S. Treasury securities ..........           8,158             --             26,442             --
 Cash ..............................      14,364,067       2,215,465         1,956,564         712,693

Cash collateral listed above was invested in the following short-term obligations:

                                                        Identified                     Identified
                                                         Cost and                       Cost and
Issuer                                    Shares           Value         Shares          Value
---------------------------------------------------------------------------------------------------
                                        Capital Opportunities Series      Equity Income Series
                                       -----------------------------    ---------------------------
Navigator Securities Lending
  Prime Portfolio ...................   43,734,409      $43,734,409     4,221,369      $4,221,369

                                               International             Massachusetts Investors
                                               Growth Series               Growth Stock Series
                                        -----------------------------   ---------------------------
  Navigator Securities Lending
    Prime Portfolio ................... 5,746,226       $5,746,226      20,845,332     $20,845,332

                                                New Discovery               Research Growth and
                                                   Series                      Income Series
                                        -----------------------------   ---------------------------
  Navigator Securities Lending
    Prime Portfolio ................... 14,364,067      $14,364,067     2,215,465      $2,215,465

                                          Research International
                                                  Series                  Strategic Growth Series
                                        -----------------------------   ---------------------------
  Navigator Securities Lending
    Prime Portfolio ................... 1,956,564       $1,956,564      712,693        $712,693

Short Sales - Certain Series of the Trust may enter into short sales. A short sale transaction involves selling a security which the Series does not own with the intent of purchasing it later at a lower price. The Series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Series must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Series may be required to pay in connection with a short sale. Whenever the Series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - Each Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. During the year, Massachusetts Investors Growth Stock Series custodian fees were reduced by $8,025 under this arrangement. This Series has entered into a directed brokerage agreement, under which the broker will credit the Series a portion of the commissions generated, to offset certain expenses of the Series. For the year ended December 31, 1999, the Series' custodian fees were reduced by $445 under this agreement. These amounts are shown as a reduction of expenses on the Statements of Operations.

Tax Matters and Distributions - Each Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, the following amounts were reclassified due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. These changes had no effect on the net assets or net asset values per share.

                                                                                                                 Massachusetts
                                                                Capital           Equity       International       Investors
                                                             Opportunities        Income           Growth        Growth Stock
Increase (decrease):                                             Series           Series           Series           Series
------------------------------------------------------------------------------------------------------------------------------
Paid-in capital ..................................             $   --            $     459       $    --           $   --
Accumulated undistributed net realized gain on
 investments and foreign currency transactions ...              68,716             103,678         25,931            5,622
Accumulated undistributed net investment income...             (68,716)           (104,137)       (25,931)          (5,622)


                                                                              Research
                                                                 New         Growth and        Research       Strategic
                                                              Discovery        Income       International      Growth
Increase (decrease):                                            Series         Series           Series         Series
------------------------------------------------------------------------------------------------------------------------------
Paid-in capital ..................................           $     --          $ (1,244)       $    --           $ --
Accumulated undistributed net realized gain on
 investments and foreign currency transactions ...            (179,437)          23,162         (12,504)          (737)
Accumulated undistributed net investment income ..             179,437          (21,918)         12,504            737

(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an affiliate of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each Series' average daily net assets. The agreement also provides that each Series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each Series. Management fees and expense limitations are as follows:

                                                                    Investment        Expense
                                                                  Advisory Fees     Limitations
                                                                 ---------------   ------------
         Capital Opportunities Series ........................        0.75%*            N/A
         Equity Income Series ................................        0.75%             N/A
         International Growth Series .........................        0.975%*           N/A
         Massachusetts Investors Growth Stock Series .........        0.75%             N/A
         New Discovery Series ................................        0.90%             N/A
         Research Growth and Income Series ...................        0.75%             N/A
         Research International Series .......................        1.00%             N/A
         Strategic Growth Series .............................        0.75%            0.25%

*The management fee for Capital Opportunities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the International Growth is 0.975% of the first $500 million of average net assets and 0.925% of the average net assets in excess of $500 million.


In order to reflect that a portion of the Series' portfolio inadvertently remained uninvested in cash during a period of rapidly rising equity values of securities of the type in which the Series invests, the investment adviser voluntarily agreed to make a contribution of $126,028 to the Strategic Growth Series in order to equate the Series' total return for the period to that of another MFS fund with the same portfolio manager and investment objective.


The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.


Administrator --The Trust has an administrative services agreement with MFS to provide each Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

  First $1 billion                       0.0150%
  Next $1 billion                        0.0125%
  Next $1 billion                        0.0100%
  In excess of $3 billion                0.0000%

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:


                                                                                                               Massachusetts
                                                             Capital           Equity        International       Investors
                                                          Opportunities        Income            Growth        Growth Stock
                                                              Series           Series            Series           Series
                                                         ---------------   --------------   ---------------   --------------
Purchases
U.S. government securities ...........................    $         --      $    15,246       $        --      $  1,956,522
                                                          ============      ===========       ===========      ============
Investments (non-U.S. government securities) .........    $519,467,930      $46,861,627       $52,173,111      $640,083,573
                                                          ============      ===========       ===========      ============
Sales
U.S. government securities ...........................    $         --      $   105,565       $        --      $  3,422,691
                                                          ============      ===========       ===========      ============
Investments (non-U.S. government securities) .........    $387,528,703      $16,570,576       $37,662,909      $332,646,204
                                                          ============      ===========       ===========      ============

                                                                             Research
                                                               New          Growth and         Research        Strategic
                                                            Discovery         Income        International        Growth
                                                             Series           Series            Series           Series
                                                         --------------   --------------   ---------------   -------------
Purchases
U.S. government securities ...........................    $        --      $ 1,759,525       $        --      $   33,110
                                                          ===========      ===========       ===========      ==========
Investments (non-U.S. government securities) .........    $66,453,123      $76,096,560       $35,010,193      $6,891,593
                                                          ===========      ===========       ===========      ==========
Sales
U.S. government securities ...........................    $        --      $ 2,142,727       $        --      $    1,247
                                                          ===========      ===========       ===========      ==========
Investments (non-U.S. government securities) .........    $40,064,111      $40,490,799       $16,696,538      $  161,344
                                                          ===========      ===========       ===========      ==========

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Series, as computed on a federal income tax basis, are as follows:

                                                                                                 Massachusetts
                                              Capital           Equity        International        Investors
                                           Opportunities        Income            Growth         Growth Stock
                                               Series           Series            Series            Series
                                          ---------------   --------------   ---------------   ----------------
Aggregate cost ........................    $ 339,919,735     $ 39,785,523     $ 52,195,319       $452,889,197
                                           =============     ============     ============       ============
Gross unrealized appreciation .........    $ 107,291,586     $  3,066,903     $ 15,466,892       $100,492,222
Gross unrealized depreciation .........      (12,656,774)      (1,967,518)      (1,398,287)        (6,316,584)
                                           -------------     ------------     ------------       ------------
 Net unrealized appreciation ..........    $  94,634,812     $  1,099,385     $ 14,068,605       $ 94,175,638
                                           =============     ============     ============       ============


                                                              Research
                                                New          Growth and         Research        Strategic
                                             Discovery         Income        International        Growth
                                              Series           Series            Series           Series
                                          --------------   --------------   ---------------   -------------
Aggregate cost ........................    $ 47,679,571     $ 71,630,852      $24,861,318      $8,409,559
                                           ============     ============      ===========      ==========
Gross unrealized appreciation .........    $ 17,911,557     $ 11,801,692        5,533,417      $  640,362
Gross unrealized depreciation .........      (1,981,969)      (4,594,945)        (576,163)        (57,415)
                                           ------------     ------------      -----------      ----------
 Net unrealized appreciation ..........    $ 15,929,588     $  7,206,747      $ 4,957,254      $  582,947
                                           ============     ============      ===========      ==========

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                                                                       Capital Opportunities Series
                                                                    ---------------------------------------------------------------
                                                                              Year Ended                       Year Ended
                                                                           December 31, 1999               December 31, 1998
                                                                    -------------------------------   -----------------------------
                                                                         Shares          Amount          Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .......................................................     7,880,633    $154,624,103        5,887,037    $ 90,663,716
Shares issued to shareholders in reinvestment of distributions ....       286,899       5,367,872          356,806       5,644,667
Shares reacquired .................................................    (1,558,291)    (30,392,518)      (1,311,033)    (19,579,427)
                                                                       ----------    ------------       ----------    ------------
 Net increase .....................................................     6,609,241    $129,599,457        4,932,810    $ 76,728,956
                                                                       ==========    ============       ==========    ============

                                                                                         Equity Income Series
                                                                    ---------------------------------------------------------------
                                                                              Year Ended                       Year Ended
                                                                           December 31, 1999               December 31, 1998*
                                                                    -------------------------------   -----------------------------
                                                                         Shares          Amount          Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .......................................................    3,705,490     $40,811,323        1,127,326     $11,031,585
Shares issued to shareholders in reinvestment of distributions ....        4,213          47,860               --              --
Shares reacquired .................................................     (845,949)     (9,352,556)        (318,778)     (3,017,698)
                                                                       ---------     -----------        ---------     -----------
 Net increase .....................................................    2,863,754     $31,506,627          808,548     $ 8,013,887
                                                                       =========     ===========        =========     ===========

                                                                                      International Growth Series
                                                                    ---------------------------------------------------------------
                                                                              Year Ended                       Year Ended
                                                                           December 31, 1999               December 31, 1998
                                                                    -------------------------------   -----------------------------
                                                                         Shares          Amount          Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .......................................................     4,280,043    $ 45,560,086       1,897,484     $18,783,017
Shares issued to shareholders in reinvestment of distributions ....        21,752         218,603          29,878         320,369
Shares reacquired .................................................    (2,861,060)    (31,046,990)       (685,952)     (6,550,238)
                                                                       ----------    ------------       ---------     -----------
 Net increase .....................................................     1,440,735    $ 14,731,699       1,241,410     $12,553,148
                                                                       ==========    ============       =========     ===========

                                                                              Massachusetts Investors Growth Stock Series
                                                                    ---------------------------------------------------------------
                                                                              Year Ended                       Year Ended
                                                                           December 31, 1999               December 31, 1998*
                                                                    -------------------------------   -----------------------------
                                                                         Shares          Amount          Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .......................................................    28,962,490    $377,343,618       7,265,156     $75,248,664
Shares issued to shareholders in reinvestment of distributions ....       245,891       3,090,851              --              --
Shares reacquired .................................................    (2,209,996)    (29,209,708)       (540,433)     (5,759,463)
                                                                       ----------    ------------       ---------     -----------
 Net increase .....................................................    26,998,385    $351,224,761       6,724,723     $69,489,201
                                                                       ==========    ============       =========     ===========

                                                                                           New Discovery Series
                                                                    ---------------------------------------------------------------
                                                                              Year Ended                       Year Ended
                                                                           December 31, 1999               December 31, 1998*
                                                                    -------------------------------   -----------------------------
                                                                         Shares          Amount          Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .......................................................    3,310,272     $38,474,804        1,417,260     $13,467,733
Shares issued to shareholders in reinvestment of distributions ....       12,893         135,762               --              --
Shares reacquired .................................................     (679,470)     (7,955,799)        (167,171)     (1,614,328)
                                                                       ---------     -----------        ---------     -----------
 Net increase .....................................................    2,643,695     $30,654,767        1,250,089     $11,853,405
                                                                       =========     ===========        =========     ===========



                                                                                   Research Growth and Income Series
                                                                    ---------------------------------------------------------------
                                                                              Year Ended                       Year Ended
                                                                           December 31, 1999               December 31, 1998
                                                                    -------------------------------   -----------------------------
                                                                         Shares          Amount          Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold .......................................................     3,595,521    $ 50,159,454       2,861,443     $34,710,918
Shares issued to shareholders in reinvestment of distributions ....        13,736         197,936           6,598          82,017
Shares reacquired .................................................    (1,054,978)    (14,733,161)       (537,463)     (6,240,119)
                                                                       ----------    ------------       ---------     -----------
 Net increase .....................................................     2,554,279    $ 35,624,229       2,330,578     $28,552,816
                                                                       ==========    ============       =========     ===========


                                                                                      Research International Series
                                                                    ---------------------------------------------------------------
                                                                              Year Ended                       Year Ended
                                                                           December 31, 1999               December 31, 1998*
                                                                    -------------------------------   -----------------------------
                                                                         Shares          Amount          Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................        2,813,160     $ 32,554,747       438,632       $4,037,966
Shares issued to shareholders in reinvestment of distributions               186            1,910            --               --
Shares reacquired .............................................       (1,120,448)     (13,414,006)      (64,996)        (550,368)
                                                                      ----------     ------------       -------       ----------
 Net increase .................................................        1,692,898     $ 19,142,651       373,636       $3,487,598
                                                                      ==========     ============       =======       ==========

                                                                  Strategic Growth Series
                                                                --------------------------
                                                                       Period Ended
                                                                    December 31, 1999**
                                                                --------------------------
                                                                    Shares      Amount
------------------------------------------------------------------------------------------
Shares sold ...................................................    795,126    $8,806,441
Shares issued to shareholders in reinvestment of distributions          --            --
Shares reacquired .............................................    (40,000)     (384,227)
                                                                   -------    ----------
 Net increase .................................................    755,126    $8,422,214
                                                                   =======    ==========

 *For the period from the commencement of the Series' investment operations,
  May 6, 1998, through December 31, 1998.
**For the period from the commencement of the Series' investment operations, October 29, 1999, through December 31, 1999.


(6) Line of Credit
Each Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to each Series for the year ended December 31, 1999, were as follows:


                                                          Commitment
                                                             Fee
--------------------------------------------------------------------------------
Capital Opportunities Series ........................      $2,121
Equity Income Series ................................         206
International Growth Series .........................         335
Massachusetts Investors Growth Stock Series .........       1,973
New Discovery Series. ...............................          78
Research Growth and Income Series ...................         486
Research International Series.. .....................         108
Strategic Growth Series .............................          --

Each Series and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by "the custodian" or "a custodian bank" under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities or the redemption of shares.

Each Series had no significant borrowings during the year.

















                   -----------------------------------------
This MFS[RegTM]/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

Federal Tax Information

The Capital Opportunities Series has designated a capital gain dividend of $3,401,684 for the year ended December 31, 1999:


For the year ended December 31, 1999, the amount of distributions from income eligible for the 70% dividends received deduction for corporations were as follows:

                                                       Dividends Received
                                                           Deduction
                                                      -------------------
Capital Opportunities Series ........................         32.14%
Equity Income Series ................................        100.00%
International Growth Series .........................          3.32%
Massachusetts Investors Growth Stock Series .........          2.35%
New Discovery Series ................................          1.61%
Research Growth and Income Series ...................        100.00%

For the year ended December 31, 1999, income from foreign sources was $747,254 and $145,693, respectively, for the International Growth and Research International Series, and the foreign tax credit designated was $96,003 and $16,621, respectively.

Independent Auditors' Report

To the Trustees and Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities of Capital Opportunities Series, Equity Income Series, International Growth Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research International Series and Strategic Growth Series (each a portfolio of MFS/Sun Life Series Trust) as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Opportunities Series, Equity Income Series, International Growth Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research International Series and Strategic Growth Series (each a portfolio of MFS/Sun Life Series Trust) as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 3, 2000

                      MFS' Year 2000 Readiness Disclosure


<GRAPHIC OMITTED>



MFS Investment Management[RegTM], as an              [Circular graphic with
investment adviser and on behalf of the MFS           words: MFS - YEAR 2000]
funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.


MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.


MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research[RegTM] process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.


Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.


If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

                         Year 2000 Readiness Disclosure

                     [Sun Life Logo]  Sun Life
                                      Assurance Company
                                      of Canada (U.S.)


The potential hazard of computers having difficulty dealing with the year 2000 has been widely reported in the media. Essentially, the "Y2K" problem stems from some computer software being written in a way that will handle only two digits of a year rather than the full four digits. This becomes a problem when 2000 is perceived as simply "00", with the result that the computer software interprets the date as 1900 rather than 2000.


Sun Life began working on this problem in 1995 when a Company strategy for dealing with the issue was approved by systems management. It was apparent that effective support from senior management was a key component to successfully correcting Sun Life's systems. For this reason, in early 1996 Sun Life's Chairman and CEO delivered a clear mandate to make Y2K a top priority. Since that time project teams have inventoried and assessed nearly 2000 systems around the Company.


The vast majority of Sun Life's systems have already been tested, and, based on these tests, have been certified as compliant. The relatively few remaining systems will be certified compliant during the course of 1999. Even though relatively few Y2K bugs were actually found during analysis, it has been Sun Life's policy to test every system before it can be certified as compliant. The price tag for this massive project has been steep -- over $100 million (Cdn). However, we consider the money well spent when it means that Sun Life can move into the year 2000 and beyond confident that our systems will support Sun Life's position as a leader in the financial services industry.


The preceding is a Year 2000 Readiness disclosure pursuant to the Year 2000 Readiness disclosure Act enacted by the United States Congress on October 19, 1998.

MFS[RegTM]/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

SAMUEL ADAMS, Trustee
Counsel, Kirkpatrick & Lockhart LLP
Boston, Massachusetts

DAVID D. HORN, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine

GARTH MARSTON,+ Trustee
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS,+ Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

WILLIAM R. GUTOW,+ Trustee
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment Management Company
Dallas, Texas

J. KERMIT BIRCHFIELD,+ Trustee
Consultant; Chairman, Display Technology, Inc.;
Managing Director, Century Partners, Inc.,
Gloucester, Massachusetts

Officers
C. JAMES PRIEUR, President#
JAMES R. BORDEWICK, JR.,* Assistant Secretary
MARK E. BRADLEY,* Assistant Treasurer
STEPHEN E. CAVAN,* Secretary and Clerk
W. THOMAS LONDON,* Treasurer
ELLEN MOYNIHAN,* Assistant Treasurer
JAMES O. YOST,* Assistant Treasurer

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP

Portfolio Managers*
JEAN O. ALESSANDRO
DAVID A. ANTONELLI
JOHN W. BALLEN
STEPHEN C. BRYANT
DAVID M. CALABRO
MITCHELL D. DYNAN
JOSEPH C. FLAHERTY, JR.
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
STEVEN E. NOTHERN
LISA B. NURME
STEVEN PESEK
BERNARD A. SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
BRIAN E. STACK

#Sun Life Assurance Company of Canada
+Independent Trustee
*MFS Investment Management[RegTM]                              SUN-2C 02/00 220m